UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-21972

Name of Fund: BlackRock Credit Allocation Income Trust (BTZ)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2019

Date of reporting period: 04/30/2019

Item 1 – Report to Stockholders

APRIL 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of April 30, 2019	BlackRock Credit Allocation Income Trust

Investment Objective

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of April 30, 2019 ($12.68)(a)	6.34%
Current Monthly Distribution per Common Share(b)	$0.0670
Current Annualized Distribution per Common Share(b)	$0.8040
Leverage as of April 30, 2019(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 13.

Market Price and Net Asset Value Per Share Summary

	04/30/19	10/31/18	Change	High	Low
Market Price	$12.68	$11.72	8.19%	$12.70	$11.06
Net Asset Value	14.24	13.72	3.79	14.24	13.07

Market Price and Net Asset Value History For the Past Five Years

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2019 (continued)	BlackRock Credit Allocation Income Trust

Performance and Portfolio Management Commentary

Returns for the six months ended April 30, 2019 were as follows:

	6-Month Total Returns	Average Annual Total Returns
		1 Year	3 Years	5 Years
Trust at NAV(a)(b)	7.32%	7.23%	6.84%	5.38%
Trust at Market Price(a)(b)	11.87	8.05	6.77	5.49
Reference Benchmark(c)	6.67	6.71	4.90	4.18
Bloomberg Barclays U.S. Credit Index(d)	6.90	6.38	3.23	3.46
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	5.54	6.74	7.69	4.85
Bloomberg Barclays USD Capital Securities Index(f)	7.71	7.35	4.93	4.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).

(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s absolute performance over the six-month period came from a wide range of credit-oriented asset classes including U.S. investment grade corporate bonds, high yield corporate bonds and preferred securities. Allocations to high yield corporate bonds which include European investment grade and emerging market related debt provided positive returns.

Detractors from the Trust’s performance were limited over the period, as risk assets performed well and interest rates declined across the curve.

Describe recent portfolio activity.

The Trust made several tactical and strategic changes over the period. These included increasing exposure to U.S. investment grade corporate bonds and marginally adding to its U.S. high yield exposure. The Trust slightly reduced its exposure to emerging markets and to collateralized loan obligations.

Describe portfolio positioning at period end.

The Trust was positioned moderately “risk on,” supported by the Fed’s accommodative policy stance and the still positive, albeit slowing, global growth picture. The Trust continues to hold core allocations to U.S. credit, specifically investment grade and high yield corporate bonds. The Trust also maintains smaller allocations to emerging markets, securitized products, and non-U.S. developed markets with a focus on Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	5

Trust Summary as of April 30, 2019 (continued)	BlackRock Credit Allocation Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	04/30/19	10/31/18
Corporate Bonds	75%	74%
Preferred Securities	17	17
Asset-Backed Securities	5	6
Foreign Agency Obligations	1	2
Municipal Bonds	1	1
Other	1	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, U.S. Government Sponsored Agency Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (b)(c)

	04/30/19	10/31/18
AAA/Aaa(d)	1%	1%
AA/Aa	2	2
A	17	18
BBB/Baa	48	50
BB/Ba	20	17
B	9	10
CCC/Caa	2	2
CC/Ca(e)	—	—
N/R	1	—

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities, Options Purchased and Options Written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(e)	Represents less than 1% of total investments.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2019	BlackRock Floating Rate Income Trust

Investment Objective

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of April 30, 2019 ($12.61)(a)	5.88%
Current Monthly Distribution per Common Share(b)	$0.0618
Current Annualized Distribution per Common Share(b)	$0.7416
Leverage as of April 30, 2019(c)	28%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 13.

Market Price and Net Asset Value Per Share Summary

	04/30/19	10/31/18	Change	High	Low
Market Price	$12.61	$12.72	(0.86)%	$12.84	$11.28
Net Asset Value	14.22	14.33	(0.77)	14.34	13.33

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	7

Trust Summary as of April 30, 2019 (continued)	BlackRock Floating Rate Income Trust

Performance and Portfolio Management Commentary

Returns for the six months ended April 30, 2019 were as follows:

	6-Month Total Returns	Average Annual Total Returns
		1 Year	3 Years	5 Years
Trust at NAV(a)(b)	2.64%	4.71%	6.14%	4.99%
Trust at Market Price(a)(b)	2.54	(2.77)	4.97	3.65
S&P/LSTA Leveraged Loan Index(c)	2.09	4.24	5.55	3.94

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged market value-weighted index (the “Reference Benchmark”) is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The technology, health care, and consumer cyclical services sectors were the largest positive contributors over the period, although nearly every sector was a positive absolute contributor. By credit rating, B-rated floating rate loan interests (“bank loans”) were the largest contributors to performance followed by BBs. In terms of asset allocation, the strategy’s core bank loan position was the largest generator of return, followed by small allocations to high yield corporate bonds and loan index products.

The only absolute sector detractors were consumer products and independent energy. By credit rating, A-rated and AA-rated positions were slight detractors and represented exposure to collateralized loan obligations (“CLOs”). The allocation to CLOs was the sole absolute detractor by asset class, albeit to a modest degree.

Describe recent portfolio activity.

In terms of credit-rating positioning, the majority of the Trust was invested in B-rated bank loans over the six-month period, with BB-rated names the second largest allocation. Over the period, the Trust increased its B-rated allocation, while reducing positions in higher-rated names. On a sector basis, the strategy added to its broad consumer cyclical exposure, most notably gaming. Additionally, the Trust added to exposure in technology, packaging and aerospace & defense. By contrast, the Trust reduced its oil field services, cable & satellite and consumer products exposure. Finally, from an asset allocation perspective, the Trust substantially reduced its exposure to CLOs and modestly reduced its high yield bond exposure. The Trust’s strategy utilized bank loan liquid products throughout the period, in particular exchange-traded funds and total return swaps.

Describe portfolio positioning at period end.

At period end, the Trust held the majority of its portfolio in bank loans, with a small position in high yield corporate bonds as well. The Trust maintained its highest concentration in B-rated loans of select issuers, while limiting exposure to lower-rated loans, which carry greater downside risk should credit sentiment weaken. From a sector perspective, the Trust’s largest overweight positions were within technology, consumer cyclical services and pharmaceuticals. By contrast, the Trust was underweight in retail and leisure, where fundamentals have continued to deteriorate. Transportation services and consumer products were other underweights. The Trust remained focused on industries and companies with stable business profiles and consistent cash flows, avoiding areas of the market with secular concerns and/or deteriorating fundamental trends. Additionally, the Trust remains focused on larger, more liquid capital structures while keeping an underweight to loan-only issuers, which tend to offer lower liquidity and recovery rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2019 (continued)	BlackRock Floating Rate Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	04/30/19		10/31/18
Floating Rate Loan Interests	95%		92%
Investment Companies	3		1
Corporate Bonds	2		2
Asset-Backed Securities	—	(a)	5
Other	—	(b)	—	(c)

(a)	Represents less than 1% of total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Warrants, Short-Term Securities and Options Purchased.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Rights, Warrants, Short-Term Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (d)(e)

	04/30/19		10/31/18
AA/Aa	—%		1%
A	—	(a)	1
BBB/Baa	9		10
BB/Ba	34		39
B	50		43
CCC/Caa	2		3
N/R	5		3

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Short-Term Securities and Options Purchased.

TRUST SUMMARY	9

Trust Summary as of April 30, 2019	BlackRock Multi-Sector Income Trust

Investment Objective

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of April 30, 2019 ($17.03)(a)	8.22%
Current Monthly Distribution per Common Share(b)	$0.1167
Current Annualized Distribution per Common Share(b)	$1.4004
Leverage as of April 30, 2019(c)	36%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 13.

Market Price and Net Asset Value Per Share Summary

	04/30/19	10/31/18	Change	High	Low
Market Price	$17.03	$16.25	4.80%	$17.12	$14.79
Net Asset Value	18.60	18.79	(1.01)	18.93	17.73

Market Price and Net Asset Value History For the Past Five Years

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2019 (continued)	BlackRock Multi-Sector Income Trust

Performance and Portfolio Management Commentary

Returns for the six months ended April 30, 2019 were as follows:

	6-Month Total Returns	Average Annual Total Returns
		1 Year	3 Years	5 Years
Trust at NAV(a)(b)	3.31%	6.64%	10.55%	8.00%
Trust at Market Price(a)(b)	9.38	9.22	11.77	7.89
Lipper General Bond Funds at NAV(c)	3.84	6.00	9.02	6.09
Lipper General Bond Funds at Market Price(c)	9.89	7.67	10.17	7.22

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper. Historical performance shown is calculated based on the composition of the Lipper General Bond Fund category at the time of preparation of this report to shareholders.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s positions in high yield and investment grade corporate bonds were among the biggest contributors to returns for the period. Exposure to securitized issues also supported performance, most notably agency mortgage-backed securities (“MBS”) and to a lesser degree commercial mortgage-backed securities (“CMBS”) and non-agency MBS.

The Trust’s position in senior loans represented the largest detractor from returns for the period.

The Trust held derivatives including interest rate swaps and futures as part of its investment strategy. Interest rate derivatives were utilized to manage duration (sensitivity to interest rates) and to express views on swap spreads. The use of interest rate swaps had a negative impact on Trust performance over the period, while the use of futures had a positive impact.

Describe recent portfolio activity.

Unprecedented market volatility during the fourth quarter of 2018 drove interest rate spreads dramatically wider across nearly all fixed income sectors. The price movement affected lower quality sectors more than higher quality, providing an opportunity for the Trust to rotate out of securitized assets and into high yield corporate credit. In particular, allocations to asset-backed securities (“ABS”), CMBS and non-agency MBS were reduced. The Trust also adopted a longer duration stance, as the Fed indicated in March 2019 that it would pause in raising interest rates.

Describe portfolio positioning at period end.

At period end, the Trust maintained diversified exposure within non-government spread sectors. The Trust’s largest sector allocations were to high yield corporate securities, non-agency MBS, investment grade corporate bonds and ABS. The Trust also held allocations to foreign sovereign issues, emerging market debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	11

Trust Summary as of April 30, 2019 (continued)	BlackRock Multi-Sector Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	04/30/19		10/31/18
Corporate Bonds	45%		42%
Asset-Backed Securities	13		15
Preferred Securities	11		11
Non-Agency Mortgage-Backed Securities	10		11
Foreign Agency Obligations	3		10
Floating Rate Loan Interests	9		6
U.S. Government Sponsored Agency Securities	7		3
U.S. Treasury Obligations	2		—
Short-Term Securities	—	(a)	2
Other(b)	—		—

(a)	Represents less than 1% of total investments.
(b)	Includes a less than 1% holding in Common Stocks.

CREDIT QUALITY ALLOCATION (c)(d)

	04/30/19	10/31/18
AAA/Aaa(e)	9%	2%
AA/Aa	1	7
A	5	5
BBB/Baa	18	18
BB/Ba	23	20
B	17	17
CCC/Caa	7	7
CC/Ca	7	8
C	3	4
N/R	10	12

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities, Options Purchased and Options Written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, BGT may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	13

Schedule of Investments (unaudited) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 7.8%
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, 4.74%, 10/21/28(a)(b)	USD	500	$495,569
Allegro CLO VI Ltd., Series 2017-2A(a)(b):
Class B, 4.09%, 01/17/31		360	351,800
Class C, 4.39%, 01/17/31		2,400	2,300,094
Class D, 5.34%, 01/17/31		1,300	1,253,179
ALM VI Ltd., Series 2012-6A, Class BR3, 4.35%, 07/15/26(a)(b)		1,500	1,480,336
ALM VII R Ltd., Series 2013-7R2A(a)(b):
Class A2R2, 4.25%, 10/15/27		750	746,377
Class BR2, 4.80%, 10/15/27		400	394,940
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(a)(b):
Class BR2, 4.50%, 07/15/27		1,000	983,304
Class CR2, 5.30%, 07/15/27		1,000	986,371
AMMC CLO 22 Ltd., Series 2018-22A, Class D, 5.28%, 04/25/31(a)(b)		1,000	948,390
AMMC CLO XII Ltd., Series 2013-12A, Class CR, 4.60%, 11/10/30(a)(b)		1,500	1,439,911
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class BR, 4.75%, 10/13/30		1,000	981,979
Series 2014-3RA, Class C, 4.43%, 01/28/31		1,000	962,816
Series 2014-3RA, Class D, 5.18%, 01/28/31		1,000	956,448
Series 2015-7A, Class CR, 4.30%, 10/15/27		1,750	1,723,636
Apidos CLO XV, Series 2013-15A(a)(b):
Class CRR, 4.44%, 04/20/31		1,000	963,017
Class DRR, 5.29%, 04/20/31		1,000	958,622
Apidos CLO XX, Series 2015-20A, Class BRR, 4.55%, 07/16/31(a)(b)		1,000	968,229
Ares CLO Ltd.(a)(b):
4.10%, 10/15/30		1,000	984,378
4.40%, 10/15/30		1,750	1,687,507
Ares XLIX CLO Ltd., Series 2018-49A, Class D, 5.59%, 07/22/30(a)(b)(c)		1,000	977,986
Ares XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class D, 5.30%, 04/15/30		1,500	1,432,726
Series 2018-48A, Class C, 4.39%, 07/20/30		500	479,501
Ares XXXVR CLO Ltd., Series 2015- 35RA, Class D, 5.60%, 07/15/30(a)(b)		1,000	983,002
Atlas Senior Loan Fund VII Ltd., Series 2016-7A(a)(b):
Class A1R, 3.92%, 11/27/31		2,000	1,990,932
Class B1R, 4.44%, 11/27/31		550	544,679
Atlas Senior Loan Fund X Ltd., Series 2018-10A(a)(b):
Class B, 4.10%, 01/15/31		500	486,763
Class C, 4.45%, 01/15/31		1,000	961,427
Class D, 5.35%, 01/15/31		1,700	1,572,599
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, 3.76%, 10/24/31(a)(b)		400	396,480
Atrium XV, Series 15A, Class C, 4.79%, 01/23/31(a)(b)		250	243,796
Benefit Street Partners CLO XII Ltd., Series 2017-12A(a)(b):
Class B, 4.60%, 10/15/30		1,000	971,703
Class C, 5.65%, 10/15/30		2,000	1,966,159
Bowman Park CLO Ltd., Series 2014- 1A, Class D2R, (3 mo. LIBOR US + 3.35%), 6.00%, 11/23/25(a)(d)		1,000	998,738
Carlyle Global Market Strategies CLO Ltd.(a):
Series 2013-4A, Class DRR, 5.25%, 01/15/31(b)		1,000	945,001
Series 2014-5A, Class A1RR, 3.74%, 07/15/31(b)		2,300	2,278,548
Series 2016-3A, Class C, (3 mo. LIBOR US + 4.00%), 6.59%, 10/20/29(d)		1,000	999,710
Carlyle US CLO Ltd.(a):
Series 2016-4A, Class BR, 4.69%, 10/20/27(b)		250	248,308
Series 2017-2A, Class C, (3 mo. LIBOR US + 3.70%), 6.29%, 07/20/31(d)		500	499,013

Security		Par (000)	Value

Asset-Backed Securities (continued)
Cedar Funding VI CLO Ltd., Series 2016-6A, Class BR, 4.19%, 10/20/28(a)(b)	USD	250	$245,854
Cent CLO 17 Ltd., Series C17A(a)(b):
Class BR, 4.43%, 04/30/31		1,000	964,199
Class CR, 5.38%, 04/30/31		1,000	961,983
CIFC Funding Ltd.(a)(b):
5.25%, 04/18/31		1,200	1,149,678
Series 2013-2A, Class A3LR, 4.55%, 10/18/30		1,000	974,518
Series 2013-2A, Class B1LR, 5.65%, 10/18/30		1,000	985,914
Series 2014-4RA, Class A2, 4.24%, 10/17/30		600	596,220
Series 2014-4RA, Class B, 4.79%, 10/17/30		400	395,626
Series 2014-4RA, Class C, 5.79%, 10/17/30		400	393,576
Series 2018-1A, Class C, 4.35%, 04/18/31		1,000	960,137
Elevation CLO Ltd., Series 2017-7A, Class C, 4.50%, 07/15/30(a)(b)		1,500	1,446,893
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, 5.19%, 04/20/31(a)(b)		1,000	943,373
Galaxy XXVII CLO Ltd., Series 2018- 27A, Class C, 4.48%, 05/16/31(a)(b)		1,500	1,426,677
Greenwood Park CLO Ltd., Series 2018- 1A, Class D, 5.13%, 04/15/31(a)(b)		1,000	949,687
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class B, 4.45%, 07/18/31		1,250	1,208,639
Series 4A-2014, Class A2R, 4.08%, 01/28/30		650	635,831
Series 4A-2014, Class BR, 4.43%, 01/28/30		750	724,242
Series 6A-2015, Class BR, 4.48%, 02/05/31		1,500	1,434,190
Series 7A-2015, Class CR, 4.38%, 03/15/27		2,000	1,956,303
Series 7A-2015, Class DR, 5.08%, 03/15/27		1,000	953,483
Series 8A-2016, Class DR, 5.49%, 07/20/30		500	482,515
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 6.19%, 10/20/26(a)(d)		1,000	969,238
Long Point Park CLO Ltd., Series 2017- 1A, Class B, 4.29%, 01/17/30(a)(b)		1,000	957,130
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, 4.49%, 04/19/30(a)(b)		1,000	981,724
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.78%, 01/27/26(a)(d)		2,000	2,002,135
Madison Park Funding XXVII Ltd., Series 2018-27A(a)(b):
Class B, 4.39%, 04/20/30		1,000	964,314
Class C, 5.19%, 04/20/30		1,000	952,569
Madison Park Funding XXX Ltd., Series 2018-30A, Class D, 5.10%, 04/15/29(a)(b)		1,000	963,789
Marble Point CLO XI Ltd., Series 2017- 2A(a)(b):
Class A, 3.78%, 12/18/30		1,500	1,488,841
Class B, 4.10%, 12/18/30		1,000	972,329
MP CLO III Ltd., Series 2013-1A, Class CR, 4.59%, 10/20/30(a)(b)		1,000	965,777
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, 4.65%, 10/15/29(a)(b)		1,000	974,616
Neuberger Berman CLO XXI Ltd., Series 2016-21A(a)(b):
Class CR, 4.19%, 04/20/27		1,000	963,048
Class DR, 4.99%, 04/20/27		1,000	956,813
Neuberger Berman CLO XXII Ltd., Series 2016-22A(a)(b):
Class BR, 4.24%, 10/17/30		400	395,446
Class CR, 4.79%, 10/17/30		1,000	981,049
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A(a)(b):
Class B, 4.10%, 10/18/30		1,000	978,894
Class C, 4.35%, 10/18/30		1,500	1,436,307
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, 5.20%, 01/15/30(a)(b)		1,000	954,112

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, 3.77%, 10/18/30(a)(b)	USD	2,000	$1,992,263
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class C, 4.79%, 12/12/30(a)(b)		300	292,457
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, 5.49%, 07/23/30(a)(b)		600	577,612
OCP CLO Ltd., Series 2017-14A, Class B, 4.59%, 11/20/30(a)(b)		1,000	961,210
Octagon Investment Partners Ltd.(a)(b):
Series 2016-1A, Class DR, 5.45%, 07/15/30		500	480,548
Series 2017-1A, Class B1, 3.99%, 01/20/30		1,000	978,355
Series 2017-1A, Class C, 5.34%, 01/20/31		1,000	959,400
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, 3.77%, 07/15/29(a)(b)		1,000	995,157
Octagon Investment Partners XVII Ltd., Series 2013-1A(a)(b):
Class BR2, 3.98%, 01/25/31		1,000	978,126
Class CR2, 4.28%, 01/25/31		1,000	957,341
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 4.49%, 01/22/30(a)(b)		900	872,019
OHA Credit Partners XIV Ltd., Series 2017-14A, Class C, 4.39%, 01/21/30(a)(b)		1,250	1,202,327
OZLM Funding IV Ltd., 4.79%, 10/22/30(a)(b)		1,000	981,287
OZLM VI Ltd., Series 2014-6A, Class CS, 5.72%, 04/17/31(a)(b)		500	481,920
OZLM XIX Ltd., Series 2017-19A, Class C, 5.70%, 11/22/30(a)(b)		1,000	965,121
OZLM XXI Ltd., Series 2017-21A, Class B, 4.49%, 01/20/31(a)(b)		1,800	1,712,227
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A2RR, 4.34%, 10/17/31		650	643,190
Series 2013-2A, Class BRR, 4.79%, 10/17/31		750	735,882
Series 2013-2A, Class CRR, 5.79%, 10/17/31		250	244,424
Series 2018-1A, Class A2, 4.05%, 04/18/31		1,500	1,466,136
Recette CLO Ltd., Series 2015-1A(a)(b):
Class CR, 4.29%, 10/20/27		1,500	1,479,937
Class DR, 5.34%, 10/20/27		1,000	991,071
Regatta VII Funding Ltd., Series 2016- 1A, Class DR, 5.38%, 12/20/28(a)(b)		500	487,064
Rockford Tower CLO Ltd., Series 2017- 3A(a)(b):
Class A, 3.78%, 10/20/30		2,000	1,983,407
Class D, 5.24%, 10/20/30		1,000	947,291
Sound Point CLO XXI Ltd., Series 2018- 3A, Class A1A, 3.77%, 10/26/31(a)(b)		1,400	1,388,099
Stewart Park CLO Ltd., Series 2015-1A, Class DR, 5.20%, 01/15/30(a)(b)		1,500	1,432,740
Tiaa CLO III Ltd., Series 2017-2A, Class A, 3.75%, 01/16/31(a)(b)		2,500	2,475,002
Voya CLO Ltd., Series 2018-1A, Class C, 5.19%, 04/19/31(a)(b)		1,000	945,644
York CLO 1 Ltd., Series 2014-1A, Class ARR, 3.71%, 10/22/29(a)(b)		2,000	1,985,841
York CLO-2 Ltd., Series 2015-1A(a)(b):
Class CR, 4.44%, 01/22/31		1,500	1,450,636
Class DR, 5.19%, 01/22/31		1,800	1,711,776

Total Asset-Backed Securities — 7.8% (Cost — $118,208,546)			114,947,153

Corporate Bonds — 104.6%

Aerospace & Defense — 2.3%
Arconic, Inc.:
5.40%, 04/15/21		46	47,412
5.13%, 10/01/24		2,411	2,486,223

Security		Par (000)	Value

Aerospace & Defense (continued)
BBA US Holdings, Inc., 5.38%, 05/01/26(a)	USD	672	$688,800
Bombardier, Inc.(a):
8.75%, 12/01/21		1,601	1,771,106
5.75%, 03/15/22		819	828,214
6.00%, 10/15/22		5	5,003
6.13%, 01/15/23		86	86,108
7.50%, 12/01/24		1,631	1,658,238
7.50%, 03/15/25		1,629	1,635,109
7.88%, 04/15/27		3,321	3,341,756
TransDigm UK Holdings PLC, 6.88%, 05/15/26(a)		399	400,995
TransDigm, Inc.:
6.00%, 07/15/22		1,904	1,930,180
6.50%, 05/15/25		291	293,910
6.25%, 03/15/26(a)		15,004	15,622,915
United Technologies Corp., 4.63%, 11/16/48		2,805	2,973,842

			33,769,811

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(a)		43	44,398

Airlines — 0.9%
American Airlines Group, Inc.:
4.63%, 03/01/20(a)		692	696,159
5.18%, 08/15/23		2,676	2,648,831
6.57%, 10/15/23(b)(e)		2,581	2,600,118
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 01/02/23		2,391	2,542,092
Turkish Airlines Pass-Through Trust, Series 2015-1 Class A, 4.20%, 03/15/27(a)		2,313	2,054,047
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 04/11/22(f)		2,665	2,716,402
Virgin Australia Trust, Series 2013-1, Class B, 6.00%, 04/23/22(a)		228	231,717

			13,489,366

Auto Components — 0.7%
Allison Transmission, Inc.(a):
5.00%, 10/01/24		68	68,777
5.88%, 06/01/29		489	503,670
Goodyear Tire & Rubber Co., 5.00%, 05/31/26		535	520,083
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25		388	404,490
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(a):
6.25%, 05/15/26		4,521	4,707,491
8.50%, 05/15/27		3,590	3,712,060
Tesla, Inc., 5.30%, 08/15/25(a)		384	328,320

			10,244,891

Automobiles — 0.7%
Ford Motor Co., 7.45%, 07/16/31(f)		3,660	4,247,944
General Motors Co.:
4.88%, 10/02/23		1,875	1,975,262
6.25%, 10/02/43		940	990,637
5.95%, 04/01/49		3,455	3,574,143

			10,787,986

Banks — 5.8%
Barclays PLC:
4.84%, 05/09/28		4,000	4,010,616
4.97%, 05/16/29(b)		3,220	3,378,201
CIT Group, Inc.:
5.00%, 08/01/23		370	386,095
5.25%, 03/07/25		925	983,969
Cooperatieve Rabobank UA, 3.95%, 11/09/22(f)		3,775	3,843,327
Credit Suisse Group AG, 6.50%, 08/08/23(a)(f)		6,000	6,509,496
Discover Bank/Greenwood, 8.70%, 11/18/19		748	770,611

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Fifth Third Bancorp(3 mo. LIBOR US + 3.03%), 5.10%(g)(h)	USD	5,000	$4,918,750
HSBC Finance Corp., 6.68%, 01/15/21(f)		5,150	5,392,312
Intesa Sanpaolo SpA, 5.71%, 01/15/26(a)		9,840	9,611,541
Lloyds Banking Group PLC(f):
4.45%, 05/08/25		3,665	3,818,460
4.65%, 03/24/26		8,650	8,847,335
RBC USA Holdco Corp., 5.25%, 09/15/20		2,900	3,001,559
Santander Holdings USA, Inc., 4.40%, 07/13/27		830	843,156
SunTrust Banks, Inc.(3 mo. LIBOR US + 3.10%), 5.05%(g)(h)		5,270	5,210,712
Wells Fargo & Co.(f):
4.13%, 08/15/23		4,000	4,136,951
4.10%, 06/03/26		15,000	15,356,643
5.61%, 01/15/44		4,119	4,818,638

			85,838,372

Beverages — 1.0%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc., 4.90%, 02/01/46(a)(f)		6,170	6,260,834
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		5,000	5,553,390
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28(a)		3,215	3,369,813

			15,184,037

Biotechnology — 0.9%
Amgen, Inc., 4.66%, 06/15/51(f)		6,709	6,777,109
Baxalta, Inc., 5.25%, 06/23/45(f)		6,000	6,777,117

			13,554,226

Building Products — 0.3%
Masonite International Corp.(a):
5.63%, 03/15/23		488	498,980
5.75%, 09/15/26		382	390,595
Standard Industries, Inc.(a):
5.50%, 02/15/23		335	340,025
5.38%, 11/15/24		410	417,688
6.00%, 10/15/25		1,965	2,051,381
USG Corp., 4.88%, 06/01/27(a)		445	449,450

			4,148,119

Cable Television Services — 0.1%
ViaSat, Inc., 5.63%, 04/15/27(a)		1,184	1,207,680

Capital Markets — 2.1%
Goldman Sachs Group, Inc.:
5.25%, 07/27/21		1,175	1,235,442
5.75%, 01/24/22(f)		5,500	5,899,025
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24(a)		253	264,701
Morgan Stanley(f):
5.63%, 09/23/19		6,770	6,843,419
5.00%, 11/24/25		15,000	16,213,076

			30,455,663

Chemicals — 2.0%
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		715	717,896
Basell Finance Co. BV, 8.10%, 03/15/27(a)(f)		6,000	7,347,711
Chemours Co., 5.38%, 05/15/27		207	206,483
Dow Chemical Co., 5.55%, 11/30/48(a)		4,820	5,493,311
DowDuPont, Inc., 5.42%, 11/15/48		7,500	8,659,040
Element Solutions, Inc., 5.88%, 12/01/25(a)		2,862	2,929,972
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		448	454,308
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		956	934,490
Olin Corp.:
5.13%, 09/15/27		270	273,712
5.00%, 02/01/30		297	294,030
PQ Corp., 6.75%, 11/15/22(a)		935	967,725

Security		Par (000)	Value

Chemicals (continued)
WR Grace & Co-Conn, 5.63%, 10/01/24(a)	USD	1,660	$1,780,350

			30,059,028

Commercial Services & Supplies — 3.0%
ADT Security Corp.:
3.50%, 07/15/22		181	175,570
4.13%, 06/15/23		673	658,275
4.88%, 07/15/32(a)		654	541,185
Aviation Capital Group Corp.(a):
6.75%, 04/06/21		7,850	8,372,353
7.13%, 10/15/20(f)		31,000	32,738,303
Core & Main LP, 6.13%, 08/15/25(a)		969	961,732
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		446	446,000
United Rentals North America, Inc., 4.88%, 01/15/28		877	870,423

			44,763,841

Commercial Services & Supplies — 0.1%
United Rentals North America, Inc., 4.63%, 10/15/25		1,034	1,026,245

Communications Equipment — 0.5%
CommScope Technologies LLC, 6.00%, 06/15/25(a)		467	474,308
CommScope, Inc.(a):
5.50%, 03/01/24		2,191	2,285,487
6.00%, 03/01/26		1,925	2,038,094
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 05/15/25		750	763,125
5.75%, 01/15/27(a)		1,479	1,501,185

			7,062,199

Construction & Engineering — 0.0%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		494	464,360
SRS Distribution, Inc., 8.25%, 07/01/26(a)		60	58,650

			523,010

Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc.(a):
5.75%, 12/15/23		371	384,449
5.88%, 05/15/26		101	104,030
HD Supply, Inc., 5.38%, 10/15/26(a)		4,350	4,502,250

			4,990,729

Consumer Discretionary — 0.3%
Dun & Bradstreet Corp., 6.88%, 08/15/26(a)		1,759	1,828,305
Viking Cruises Ltd., 5.88%, 09/15/27(a)		2,159	2,148,205

			3,976,510

Consumer Finance — 1.7%
Ally Financial, Inc.:
5.13%, 09/30/24		590	623,364
8.00%, 11/01/31		4,475	5,728,000
Capital One Bank USA NA, 3.38%, 02/15/23(f)		2,000	2,003,943
Discover Financial Services, 3.85%, 11/21/22		3,252	3,334,428
Navient Corp.:
6.63%, 07/26/21		461	482,897
6.50%, 06/15/22		98	103,268
5.50%, 01/25/23		224	227,920
7.25%, 09/25/23		996	1,078,170
6.75%, 06/15/26		192	193,457
Refinitiv US Holdings, Inc.(a):
6.25%, 05/15/26		4,209	4,319,486
8.25%, 11/15/26		1,294	1,311,378
Springleaf Finance Corp.:
6.13%, 03/15/24		899	948,445
7.13%, 03/15/26		781	838,599
Total System Services, Inc., 3.80%, 04/01/21		1,630	1,652,368
Verscend Escrow Corp., 9.75%, 08/15/26(a)		2,484	2,626,830

			25,472,553

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
4.63%, 05/15/23	USD	760	$767,174
7.25%, 05/15/24		3,194	3,365,039
Crown Americas LLC/Crown Americas Capital Corp. VI:
4.75%, 02/01/26(f)		947	962,389
4.25%, 09/30/26		724	704,995
Greif, Inc., 6.50%, 03/01/27(a)		207	213,210
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
6.88%, 02/15/21		36	36,523
5.13%, 07/15/23(a)		222	225,221
7.00%, 07/15/24(a)		1,455	1,504,106
Sealed Air Corp., 6.88%, 07/15/33(a)		182	198,380

			7,977,037

Diversified Consumer Services — 0.6%
APX Group, Inc., 8.75%, 12/01/20		313	308,305
Ascend Learning LLC, 6.88%, 08/01/25(a)		664	674,790
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
9.25%, 05/15/23		736	775,707
5.25%, 04/15/24		746	747,865
5.75%, 04/15/26		1,297	1,310,229
Service Corp. International, 4.50%, 11/15/20		4,382	4,387,478
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)		137	138,370

			8,342,744

Diversified Financial Services — 6.1%
Aircastle Ltd., 6.25%, 12/01/19		3,937	4,015,699
Bank of America Corp.(f):
5.00%, 05/13/21		17,100	17,857,874
4.45%, 03/03/26		11,765	12,351,562
BNP Paribas SA, 4.38%, 03/01/33(a)(b)		4,000	3,985,541
Citigroup, Inc., 6.68%, 09/13/43(f)		4,125	5,329,730
Ford Motor Credit Co. LLC, 5.88%, 08/02/21(f)		9,420	9,857,330
General Motors Financial Co., Inc.:
4.38%, 09/25/21		2,260	2,315,476
4.25%, 05/15/23		1,681	1,722,848
4.35%, 01/17/27(f)		4,710	4,707,833
Jefferies Financial Group, Inc., 5.50%, 10/18/23		4,000	4,208,170
Macquarie Group Ltd., 4.15%, 03/27/24(a)(b)		4,000	4,088,417
Resparcs Funding LP I, 8.00%(h)(i)(j)		4,000	1,120,000
Royal Bank of Scotland Group PLC:
6.10%, 06/10/23		2,500	2,680,210
6.00%, 12/19/23		10,080	10,832,400
5.13%, 05/28/24		5,250	5,456,960

			90,530,050

Diversified Telecommunication Services — 5.9%
AT&T, Inc.:
6.30%, 01/15/38(f)		12,000	14,317,325
5.15%, 03/15/42		250	260,071
4.35%, 06/15/45		367	346,402
CenturyLink, Inc.:
5.63%, 04/01/25(f)		1,318	1,298,230
Series S, 6.45%, 06/15/21		1,176	1,225,980
Series U, 7.65%, 03/15/42		82	72,193
Series Y, 7.50%, 04/01/24(f)		945	1,014,694
Embarq Corp., 8.00%, 06/01/36		1,048	1,033,590
Frontier Communications Corp.:
10.50%, 09/15/22		551	402,230
11.00%, 09/15/25		3,846	2,490,285
8.50%, 04/01/26(a)		711	670,118
8.00%, 04/01/27(a)		2,188	2,261,845

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.:
5.38%, 08/15/22	USD	2,095	$2,102,856
5.13%, 05/01/23		1,183	1,195,149
5.38%, 05/01/25		614	625,420
5.25%, 03/15/26		190	192,910
Telecom Italia Capital SA, 6.00%, 09/30/34		245	226,625
Telecom Italia SpA, 5.30%, 05/30/24(a)		200	199,250
Telefonica Emisiones SA, 5.21%, 03/08/47		6,000	6,191,002
Verizon Communications, Inc.(f):
5.15%, 09/15/23		8,775	9,602,801
6.40%, 09/15/33		9,475	11,687,538
6.55%, 09/15/43		13,225	17,412,297
5.01%, 04/15/49		10,578	11,912,652

			86,741,463

Electric Utilities — 4.7%
AES Corp.:
4.50%, 03/15/23		400	406,460
4.88%, 05/15/23		86	87,338
5.50%, 04/15/25		412	427,652
6.00%, 05/15/26		843	891,472
5.13%, 09/01/27		6	6,240
CMS Energy Corp., 5.05%, 03/15/22(f)		9,900	10,454,053
DPL, Inc., 7.25%, 10/15/21		94	101,050
Duke Energy Corp., 3.55%, 09/15/21(f)		3,650	3,703,987
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(g)		7,500	8,069,025
Evergy, Inc., 5.29%, 06/15/22(f)(k)		5,550	5,868,916
Midland Cogeneration Venture LP, 5.25%, 03/15/25(a)(f)		3,129	3,070,133
NextEra Energy Capital Holdings, Inc., 4.80%, 12/01/77(b)		5,000	4,582,545
NextEra Energy Operating Partners LP(a):
4.25%, 09/15/24		290	290,943
4.50%, 09/15/27		474	465,705
Oncor Electric Delivery Co. LLC:
4.10%, 06/01/22(f)		4,150	4,299,512
5.30%, 06/01/42		2,750	3,286,492
Progress Energy, Inc., 7.00%, 10/30/31(f)		12,000	15,722,877
Puget Energy, Inc.:
6.00%, 09/01/21		275	292,807
5.63%, 07/15/22(f)		5,550	5,919,174
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		470	464,712
5.00%, 01/31/28		470	463,538

			68,874,631

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23		306	312,793
5.50%, 12/01/24		2,653	2,808,864
Sanmina Corp., 4.38%, 06/01/19(a)		1,415	1,415,891

			4,537,548

Energy Equipment & Services — 0.7%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(a)		231	240,529
Halliburton Co., 5.00%, 11/15/45(f)		6,615	7,082,063
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 05/01/24(a)		628	567,178
Oceaneering International, Inc., 4.65%, 11/15/24		196	186,141
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		707	743,679
6.88%, 09/01/27(a)		815	857,787

			9,677,377

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment — 0.3%
Netflix, Inc.:
4.38%, 11/15/26	USD	905	$894,819
5.88%, 11/15/28		1,682	1,770,305
5.38%, 11/15/29(a)		1,195	1,209,937

			3,875,061

Environmental, Maintenance, & Security Service — 0.1%
GFL Environmental, Inc., 8.50%, 05/01/27(a)		529	551,091
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		303	301,485

			852,576

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.:
5.90%, 11/01/21(f)		3,770	4,038,290
3.60%, 01/15/28		4,000	3,944,410
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)		383	388,266
Host Hotels & Resorts LP, 3.75%, 10/15/23(f)		3,600	3,613,133
Iron Mountain, Inc., 4.88%, 09/15/27(a)		1,016	983,615
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		4,627	4,852,566
4.50%, 09/01/26		2,600	2,567,500
4.50%, 01/15/28		464	445,440
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27		1,948	1,952,870
Starwood Property Trust, Inc., 5.00%, 12/15/21		627	640,324

			23,426,414

Food & Staples Retailing — 1.0%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		425	438,281
5.75%, 03/15/25		307	304,698
General Mills, Inc., 4.20%, 04/17/28		620	648,068
Kraft Heinz Foods Co.:
7.13%, 08/01/39(a)		4,415	5,134,049
4.38%, 06/01/46		2,475	2,189,613
Walmart, Inc., 5.25%, 09/01/35(f)		5,150	6,197,226

			14,911,935

Food Products — 0.4%
Aramark Services, Inc., 5.00%, 02/01/28(a)		228	232,058
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		189	192,308
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		537	548,277
5.75%, 06/15/25		2,093	2,141,442
6.75%, 02/15/28		172	181,251
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(a)		2,222	2,355,320
Post Holdings, Inc., 5.63%, 01/15/28(a)		428	432,657
Simmons Foods, Inc., 7.75%, 01/15/24(a)		395	422,156

			6,505,469

Health Care Equipment & Supplies — 0.7%
Avantor, Inc.(a):
6.00%, 10/01/24(f)		6,180	6,448,444
9.00%, 10/01/25		1,768	1,922,700
Hologic, Inc.(a):
4.38%, 10/15/25		209	207,040
4.63%, 02/01/28		226	223,175
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a):
4.88%, 04/15/20		517	514,415
5.75%, 08/01/22(f)		272	250,920
Medtronic, Inc., 4.63%, 03/15/45(f)		798	894,177

			10,460,871

Security		Par (000)	Value

Health Care Providers & Services — 4.0%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22	USD	191	$191,955
Aetna, Inc., 3.88%, 08/15/47		3,500	2,975,244
Anthem, Inc., 4.55%, 03/01/48		5,000	5,009,931
Centene Corp.:
6.13%, 02/15/24		1,370	1,435,075
5.38%, 06/01/26(a)		4,324	4,497,955
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		1,347	1,367,205
8.00%, 03/15/26		854	830,515
DaVita, Inc., 5.13%, 07/15/24		761	761,000
Encompass Health Corp., 5.75%, 11/01/24		637	645,759
Envision Healthcare Crop., 8.75%, 10/15/26(a)		1,221	1,150,792
HCA, Inc.:
7.50%, 02/15/22		2,214	2,435,400
5.38%, 02/01/25		1,108	1,166,170
5.38%, 09/01/26		861	908,355
5.63%, 09/01/28		2,084	2,219,460
5.88%, 02/01/29		1,823	1,962,004
MEDNAX, Inc.(a):
5.25%, 12/01/23		323	328,653
6.25%, 01/15/27		1,749	1,783,980
Molina Healthcare, Inc., 5.38%, 11/15/22		395	412,281
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		635	638,302
NVA Holdings, Inc., 6.88%, 04/01/26(a)		439	442,293
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(l)		1,621	1,612,564
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		1,977	2,102,416
Surgery Center Holdings, Inc., 10.00%, 04/15/27(a)		444	456,210
Tenet Healthcare Corp.:
6.00%, 10/01/20		4,102	4,240,442
8.13%, 04/01/22		2,108	2,249,152
4.63%, 07/15/24		1,145	1,148,226
6.25%, 02/01/27(a)		1,621	1,689,892
UnitedHealth Group, Inc., 6.88%, 02/15/38(f)		10,000	13,701,944
WellCare Health Plans, Inc.:
5.25%, 04/01/25		776	801,220
5.38%, 08/15/26(a)		757	792,806

			59,957,201

Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		424	420,290
IQVIA, Inc., 5.00%, 10/15/26(a)		554	565,773

			986,063

Hotels, Restaurants & Leisure — 2.1%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24		1,707	1,681,395
5.00%, 10/15/25		3,039	3,016,207
Boyd Gaming Corp., 6.00%, 08/15/26		330	342,788
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(a)		886	866,065
Churchill Downs, Inc.(a):
5.50%, 04/01/27		1,333	1,367,991
4.75%, 01/15/28		459	449,820
Eldorado Resorts, Inc., 6.00%, 09/15/26		277	287,388
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		709	711,659
Golden Nugget, Inc., 6.75%, 10/15/24(a)		1,562	1,597,145
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		1,133	1,134,530
5.13%, 05/01/26(a)		1,492	1,527,435
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		123	124,691
IRB Holding Corp., 6.75%, 02/15/26(a)		156	154,830

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.00%, 06/01/24	USD	600	$613,500
5.25%, 06/01/26		650	670,312
4.75%, 06/01/27		817	811,183
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26(a)		186	195,300
Melco Resorts Finance Ltd., 4.88%, 06/06/25(a)(f)		444	442,373
MGM Resorts International:
6.63%, 12/15/21		4,552	4,886,344
7.75%, 03/15/22		504	557,550
5.50%, 04/15/27		627	646,594
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		594	607,365
5.25%, 11/15/23		434	442,680
Scientific Games International, Inc.(a):
5.00%, 10/15/25		1,300	1,293,094
8.25%, 03/15/26		3,430	3,554,337
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)		289	289,000
Station Casinos LLC, 5.00%, 10/01/25(a)		496	487,320
Wyndham Destinations, Inc.:
5.40%, 04/01/24		883	905,075
5.75%, 04/01/27		308	309,540
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		453	462,060

			30,435,571

Household Durables — 0.9%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(a)		1,314	1,339,623
Lennar Corp.:
2.95%, 11/29/20		520	514,800
8.38%, 01/15/21		3,015	3,270,973
4.75%, 11/15/22		1,805	1,847,508
4.88%, 12/15/23		466	481,728
5.25%, 06/01/26		890	923,375
Newell Brands, Inc.:
4.00%, 12/01/24		3,000	2,906,954
4.20%, 04/01/26		955	908,806
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 06/15/19		717	715,767

			12,909,534

Household Products — 0.2%
Energizer Holdings, Inc.(a):
6.38%, 07/15/26		222	229,146
7.75%, 01/15/27		631	683,846
Spectrum Brands, Inc.:
6.63%, 11/15/22		555	567,376
6.13%, 12/15/24		231	237,352
5.75%, 07/15/25		1,002	1,024,846

			2,742,566

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.:
6.00%, 01/15/22(a)		1,858	1,876,580
5.38%, 01/15/23		1,977	1,991,827
5.88%, 01/15/24(a)		628	640,560
5.75%, 01/15/25		594	588,060
5.25%, 06/01/26(a)		1,741	1,743,176
Clearway Energy Operating LLC:
5.38%, 08/15/24		457	464,481
5.75%, 10/15/25(a)		705	720,863
NRG Energy, Inc.:
6.63%, 01/15/27		3,515	3,761,050
5.75%, 01/15/28		1,245	1,318,418

			13,105,015

Security		Par (000)	Value

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(a)	USD	862	$879,240
Vertiv Group Corp., 9.25%, 10/15/24(a)		989	966,748

			1,845,988

Insurance — 3.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(a)		1,782	1,831,005
American International Group, Inc., 6.40%, 12/15/20(f)		8,710	9,192,534
Aon Corp., 5.00%, 09/30/20(f)		7,700	7,946,554
Aon PLC, 4.25%, 12/12/42(f)		6,500	6,223,113
Forethought Financial Group, Inc., 8.63%, 04/15/21(a)		3,400	3,730,255
HUB International Ltd., 7.00%, 05/01/26(a)		1,893	1,909,564
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23		552	556,140
9.13%, 07/15/26		262	262,655
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(a)(f)		12,000	15,299,108
Progressive Corp., Series B, 5.38%(b)(h)		5,000	4,987,500

			51,938,428

Interactive Media & Services — 0.7%
Booking Holdings, Inc., 3.55%, 03/15/28		3,375	3,408,276
Equinix, Inc., 5.88%, 01/15/26		1,169	1,234,756
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(f)		402	374,865
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		3,510	3,599,944
Symantec Corp., 5.00%, 04/15/25(a)		1,292	1,317,337
Uber Technologies, Inc., 7.50%, 11/01/23(a)(f)		636	667,800

			10,602,978

IT Services — 0.5%
Alibaba Group Holding Ltd., 4.20%, 12/06/47		1,470	1,432,147
Banff Merger Sub, Inc., 9.75%, 09/01/26(a)		637	638,592
Fidelity National Information Services, Inc., 5.00%, 10/15/25		538	585,539
First Data Corp.(a):
5.38%, 08/15/23		1,509	1,542,802
5.75%, 01/15/24		2,459	2,534,307
Gartner, Inc., 5.13%, 04/01/25(a)		399	408,664
WEX, Inc., 4.75%, 02/01/23(a)		760	762,850

			7,904,901

Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 03/01/20(f)		12,000	12,308,031

Machinery — 0.2%
Colfax Corp.(a):
6.00%, 02/15/24		983	1,021,091
6.38%, 02/15/26		517	547,374
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)		878	879,062
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		1,385	1,274,200

			3,721,727

Media — 9.7%
A&E Television Networks LLC, 6.57%, 08/22/19(e)		5,000	4,989,000
Altice Financing SA(a):
6.63%, 02/15/23		834	854,850
7.50%, 05/15/26		1,772	1,798,580
Altice France SA(a):
6.25%, 05/15/24		400	410,000
7.38%, 05/01/26		5,039	5,105,137
8.13%, 02/01/27		825	862,125
Altice Luxembourg SA, 7.75%, 05/15/22(a)(f)		5,426	5,527,737
AMC Networks, Inc.:
4.75%, 12/15/22		685	691,645
4.75%, 08/01/25		1,104	1,098,027

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
4.00%, 03/01/23	USD	1,216	$1,219,040
5.13%, 05/01/27		5,664	5,748,960
5.00%, 02/01/28		638	637,203
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		479	541,195
6.48%, 10/23/45(f)		9,584	10,856,094
5.38%, 05/01/47		1,500	1,504,382
6.83%, 10/23/55		3,540	3,992,674
Cinemark USA, Inc., 5.13%, 12/15/22		349	354,235
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		2,758	2,822,703
9.25%, 02/15/24(a)		4,702	5,060,527
Series B, 6.50%, 11/15/22		7,431	7,588,909
Comcast Corp., 4.95%, 10/15/58		3,795	4,244,314
Cox Communications, Inc.(a):
8.38%, 03/01/39		5,000	6,661,774
4.60%, 08/15/47		625	599,772
CSC Holdings LLC:
5.38%, 07/15/23(a)		2,432	2,486,720
5.25%, 06/01/24		1,061	1,079,567
7.75%, 07/15/25(a)		4,129	4,437,385
6.63%, 10/15/25(a)		1,072	1,139,000
10.88%, 10/15/25(a)		620	713,000
5.50%, 05/15/26(a)		2,266	2,326,899
5.38%, 02/01/28(a)		800	813,000
7.50%, 04/01/28(a)		877	957,026
6.50%, 02/01/29(a)		797	855,779
Discovery Communications LLC:
3.95%, 03/20/28(f)		8,515	8,383,636
4.88%, 04/01/43		4,000	3,797,584
DISH DBS Corp.:
5.88%, 07/15/22		1,732	1,689,912
5.88%, 11/15/24		164	141,450
Gray Television, Inc., 7.00%, 05/15/27(a)		554	598,147
Hughes Satellite Systems Corp., 5.25%, 08/01/26		391	393,428
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		154	139,370
8.50%, 10/15/24(a)		1,132	1,120,680
9.75%, 07/15/25(a)		2,711	2,782,164
Interpublic Group of Cos., Inc.:
3.75%, 02/15/23(f)		6,025	6,164,614
5.40%, 10/01/48		2,215	2,317,386
Lamar Media Corp., 5.75%, 02/01/26(a)		282	296,123
MDC Partners, Inc., 6.50%, 05/01/24(a)		658	556,010
Meredith Corp., 6.88%, 02/01/26		396	411,840
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(a)		1,081	1,073,844
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24		126	129,793
Sirius XM Radio, Inc., 5.00%, 08/01/27(a)		597	601,895
TEGNA, Inc., 5.50%, 09/15/24(a)		351	360,214
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		1,400	1,389,500
Time Warner Cable LLC, 6.55%, 05/01/37		3,519	3,910,440
Tribune Media Co., 5.88%, 07/15/22		1,308	1,326,312
Univision Communications, Inc., 5.13%, 05/15/23(a)		750	723,750
UPCB Finance IV Ltd., 5.38%, 01/15/25(a)		420	429,324
Viacom, Inc., 5.85%, 09/01/43		1,300	1,416,152
Videotron Ltd., 5.13%, 04/15/27(a)		1,099	1,123,727
Virgin Media Secured Finance PLC, 5.50%, 08/15/26(a)		487	499,190
Walt Disney Co., 6.15%, 03/01/37(a)(f)		9,575	12,390,484

Security		Par (000)	Value

Media (continued)
Warner Media LLC:
4.65%, 06/01/44	USD	28	$27,909
4.85%, 07/15/45		97	99,076
Ziggo BV, 5.50%, 01/15/27(a)		813	810,967

			143,082,180

Metals & Mining — 2.4%
Alcoa Nederland Holding BV(a):
7.00%, 09/30/26		291	313,553
6.13%, 05/15/28		236	245,440
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22		5,000	5,175,425
Commercial Metals Co., 4.88%, 05/15/23		2,194	2,215,940
Constellium NV:
4.63%, 05/15/21	EUR	490	550,958
6.63%, 03/01/25(a)	USD	609	633,360
5.88%, 02/15/26(a)		1,451	1,472,765
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		500	505,000
3.55%, 03/01/22		221	219,066
3.88%, 03/15/23		6,265	6,202,350
5.40%, 11/14/34		2,250	2,112,187
5.45%, 03/15/43		4,252	3,837,430
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		747	730,193
Novelis Corp.(a):
6.25%, 08/15/24		2,381	2,479,216
5.88%, 09/30/26		1,876	1,906,485
Southern Copper Corp., 5.88%, 04/23/45		3,870	4,324,725
Steel Dynamics, Inc.:
5.13%, 10/01/21		1,105	1,111,906
5.25%, 04/15/23		309	314,021
5.50%, 10/01/24		240	247,800
4.13%, 09/15/25		639	634,208
5.00%, 12/15/26		35	36,050
United States Steel Corp., 6.25%, 03/15/26		813	729,668

			35,997,746

Oil, Gas & Consumable Fuels — 17.0%
Aker BP ASA, 5.88%, 03/31/25(a)		570	598,500
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27(a)		87	88,740
Antero Resources Corp., 5.00%, 03/01/25(f)		795	779,100
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a):
10.00%, 04/01/22		492	537,510
7.00%, 11/01/26		661	644,475
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		105	103,031
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23(f)		448	435,595
8.25%, 07/15/25		826	840,455
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		1,916	2,148,315
5.88%, 03/31/25		202	217,655
5.13%, 06/30/27		3,310	3,450,675
Cheniere Energy Partners LP, 5.63%, 10/01/26(a)		596	615,644
Chesapeake Energy Corp.:
6.63%, 08/15/20		1,182	1,216,278
4.88%, 04/15/22		2,734	2,689,572
5.75%, 03/15/23		85	83,938
7.00%, 10/01/24(f)		1,042	1,029,952
8.00%, 01/15/25(f)		1,105	1,118,813
8.00%, 06/15/27		282	275,733
CNX Resources Corp., 5.88%, 04/15/22		5,500	5,472,500
Concho Resources, Inc., 4.88%, 10/01/47		3,815	4,039,729
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		328	369,820

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc., 4.90%, 06/01/44	USD	3,500	$3,554,072
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		569	529,170
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(a)		1,025	1,021,156
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		2,479	2,448,012
DCP Midstream Operating LP:
5.38%, 07/15/25		245	257,546
6.45%, 11/03/36(a)		247	251,940
6.75%, 09/15/37(a)		1,527	1,591,897
Denbury Resources, Inc., 9.25%, 03/31/22(a)		1,134	1,148,175
Devon Energy Corp., 5.85%, 12/15/25		4,000	4,544,182
Diamond Offshore Drilling, Inc., 5.70%, 10/15/39		695	489,892
Diamondback Energy, Inc., 4.75%, 11/01/24(a)		464	473,860
El Paso LLC:
7.80%, 08/01/31		197	256,364
7.75%, 01/15/32		4,586	6,045,622
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		2,345	2,665,307
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20(f)		5,075	5,234,958
Enbridge, Inc., 6.25%, 03/01/78(b)		5,000	5,064,600
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		1,978	2,062,065
5.75%, 01/30/28		369	392,985
Energy Transfer Operating LP:
7.50%, 10/15/20		598	636,015
5.20%, 02/01/22(f)		10,200	10,720,819
4.25%, 03/15/23		553	566,988
5.88%, 01/15/24		3,366	3,674,225
5.50%, 06/01/27		406	441,128
6.13%, 12/15/45		3,579	3,913,182
EnLink Midstream LLC, 5.38%, 06/01/29		188	188,713
EnLink Midstream Partners LP:
4.40%, 04/01/24		613	608,403
4.15%, 06/01/25		66	63,525
4.85%, 07/15/26		70	69,388
5.60%, 04/01/44		885	797,606
5.05%, 04/01/45		774	665,640
5.45%, 06/01/47		301	265,633
Ensco Rowan PLC:
4.50%, 10/01/24		196	158,760
7.75%, 02/01/26		409	353,785
5.75%, 10/01/44		512	336,640
Enterprise Products Operating LLC:
4.90%, 05/15/46(f)		5,375	5,776,875
Series E, 5.25%, 08/16/77(b)		4,800	4,588,416
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		222	199,800
5.63%, 02/01/26		1,242	1,018,440
Gulfport Energy Corp.:
6.00%, 10/15/24		650	569,972
6.38%, 01/15/26		314	270,825
Hess Corp., 5.80%, 04/01/47		5,000	5,410,854
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		515	526,588
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		803	744,783
Kinder Morgan Energy Partners LP:
6.85%, 02/15/20(f)		12,000	12,358,106
4.25%, 09/01/24		2,170	2,262,870
5.40%, 09/01/44		3,615	3,771,538
Marathon Petroleum Corp.(a):
4.75%, 12/15/23		1,230	1,296,395
5.13%, 12/15/26		937	1,012,604

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Matador Resources Co., 5.88%, 09/15/26	USD	924	$930,930
MEG Energy Corp., 6.50%, 01/15/25(a)		2,244	2,255,220
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19(a)		3,500	3,530,629
MPLX LP:
4.13%, 03/01/27		825	833,972
5.20%, 03/01/47		3,500	3,604,447
4.70%, 04/15/48(f)		5,000	4,821,244
5.50%, 02/15/49		2,640	2,849,837
Murphy Oil Corp.:
5.75%, 08/15/25		470	482,909
7.05%, 05/01/29		74	80,710
5.88%, 12/01/42		478	426,739
Nabors Industries, Inc.:
4.63%, 09/15/21		1,044	1,040,085
5.75%, 02/01/25		344	313,040
Nexen, Inc., 6.40%, 05/15/37		2,000	2,537,350
NGPL PipeCo LLC(a):
4.88%, 08/15/27		1,709	1,764,542
7.77%, 12/15/37		1,117	1,371,118
Noble Energy, Inc., 5.05%, 11/15/44		3,500	3,615,260
Noble Holding International Ltd.:
7.75%, 01/15/24		157	142,478
7.88%, 02/01/26(a)		1,607	1,554,772
5.25%, 03/15/42		118	72,865
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 9.50%, 05/15/23(a)(l)		715	750,429
Oasis Petroleum, Inc.:
6.88%, 03/15/22		515	516,931
6.88%, 01/15/23		609	609,000
6.25%, 05/01/26(a)		88	84,920
Pacific Drilling SA, 8.38%, 10/01/23(a)		2,003	2,058,082
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		228	236,550
5.25%, 08/15/25		598	603,233
5.63%, 10/15/27		1,300	1,329,250
Petroleos Mexicanos:
3.50%, 01/30/23(f)		5,000	4,808,000
4.63%, 09/21/23		3,965	3,940,219
4.88%, 01/18/24(f)		2,000	1,989,800
Plains All American Pipeline LP, Series B, 6.13%(b)(h)		2,215	2,120,862
Plains All American Pipeline LP/PAA Finance Corp.:
4.70%, 06/15/44		1,498	1,411,124
4.90%, 02/15/45		2,102	2,023,839
Precision Drilling Corp.:
5.25%, 11/15/24		45	42,638
7.13%, 01/15/26(a)		333	334,665
QEP Resources, Inc.:
6.88%, 03/01/21		133	137,323
5.38%, 10/01/22		1,927	1,895,686
5.25%, 05/01/23		63	61,268
5.63%, 03/01/26		1,153	1,079,992
Range Resources Corp.:
5.00%, 08/15/22		94	93,060
4.88%, 05/15/25		113	104,101
Rockies Express Pipeline LLC(a):
5.63%, 04/15/20		295	301,593
6.88%, 04/15/40		580	630,750
Rowan Cos., Inc., 4.88%, 06/01/22		1,446	1,397,198
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		405	420,196
5.63%, 04/15/23(f)		10,510	11,337,583
5.75%, 05/15/24		2,575	2,825,830
5.88%, 06/30/26		1,481	1,649,633

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)	USD	14	$13,580
SM Energy Co.:
6.13%, 11/15/22		44	44,440
5.00%, 01/15/24		368	344,770
5.63%, 06/01/25(f)		484	453,145
6.75%, 09/15/26(f)		284	271,930
Southwestern Energy Co.:
6.20%, 01/23/25		725	712,769
7.50%, 04/01/26		170	172,550
7.75%, 10/01/27		58	58,725
Sunoco LP/Sunoco Finance Corp.:
4.88%, 01/15/23		989	1,005,071
5.88%, 03/15/28		317	324,925
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
5.50%, 09/15/24		284	292,520
5.50%, 01/15/28		1,314	1,338,638
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		37	37,463
6.75%, 03/15/24		184	192,050
5.13%, 02/01/25		136	139,060
5.88%, 04/15/26		669	704,332
5.38%, 02/01/27		39	39,585
6.50%, 07/15/27(a)		770	824,863
5.00%, 01/15/28		1,213	1,191,724
6.88%, 01/15/29(a)		1,823	1,968,840
TransCanada PipeLines Ltd.:
4.88%, 01/15/26(f)		4,485	4,829,471
4.88%, 05/15/48		4,000	4,179,968
TransCanada Trust(3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75(g)		2,755	2,748,663
Transocean Pontus Ltd., 6.13%, 08/01/25(a)		727	744,873
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)		1,249	1,330,185
Transocean, Inc.(a):
9.00%, 07/15/23		1,237	1,323,590
7.25%, 11/01/25		754	746,460
7.50%, 01/15/26		1,216	1,197,760
Weatherford International Ltd.:
5.13%, 09/15/20(f)		170	139,400
6.50%, 08/01/36		521	328,230
Western Midstream Operating LP, 5.38%, 06/01/21		5,125	5,324,172
Whiting Petroleum Corp., 6.63%, 01/15/26		765	763,814
Williams Cos., Inc.:
3.70%, 01/15/23		2,245	2,282,706
4.55%, 06/24/24		527	555,442
8.75%, 03/15/32		2,478	3,464,379
5.10%, 09/15/45(f)		5,075	5,200,588
WPX Energy, Inc.:
6.00%, 01/15/22		72	74,880
8.25%, 08/01/23		811	925,554
5.25%, 09/15/24		22	22,715
5.75%, 06/01/26		428	442,445

			251,834,526

Paper & Forest Products — 1.8%
International Paper Co.(f):
7.50%, 08/15/21		7,209	7,965,020
8.70%, 06/15/38		4,000	5,525,403
7.30%, 11/15/39		10,000	12,571,664

			26,062,087

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(a)		302	297,848

Security		Par (000)	Value

Pharmaceuticals — 4.3%
Abbott Laboratories, 4.90%, 11/30/46(f)	USD	5,500	$6,269,732
AbbVie, Inc., 4.70%, 05/14/45(f)		3,255	3,117,853
Allergan Funding SCS, 4.75%, 03/15/45		5,485	5,359,138
Allergan Sales LLC, 5.00%, 12/15/21(a)		1,631	1,699,027
Allergan, Inc., 2.80%, 03/15/23		3,000	2,937,056
Bausch Health Americas, Inc.(a):
8.50%, 01/31/27		1,804	1,965,232
9.25%, 04/01/26		176	195,800
Bausch Health Cos., Inc.(a):
5.50%, 03/01/23		2,365	2,373,869
5.88%, 05/15/23		1,153	1,161,878
7.00%, 03/15/24		1,303	1,373,036
6.13%, 04/15/25		152	153,710
5.50%, 11/01/25		2,306	2,360,053
9.00%, 12/15/25		1,684	1,865,030
5.75%, 08/15/27		326	339,692
Bayer US Finance II LLC, 4.88%, 06/25/48(a)		7,500	7,255,251
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		806	843,277
CVS Health Corp.:
4.75%, 12/01/22		289	303,302
5.00%, 12/01/24		183	194,672
5.13%, 07/20/45		3,879	3,856,110
5.05%, 03/25/48(f)		8,205	8,095,937
Elanco Animal Health, Inc., 4.90%, 08/28/28(a)		447	473,623
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/23(a)		279	227,385
Merck & Co., Inc., 6.50%, 12/01/33(f)		6,420	8,598,728
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)		2,134	2,213,598
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(a)		297	311,108

			63,544,097

Real Estate Management & Development — 0.3%
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)		460	462,300
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)(f)		4,485	4,383,610

			4,845,910

Road & Rail — 1.2%
Norfolk Southern Corp., 6.00%, 03/15/05(f)		12,700	14,745,123
United Rentals North America, Inc.:
4.63%, 07/15/23		1,616	1,642,260
5.88%, 09/15/26		400	418,000
5.25%, 01/15/30(c)		752	755,760

			17,561,143

Semiconductors & Semiconductor Equipment — 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(f)		7,500	7,156,876
Lam Research Corp., 4.88%, 03/15/49		875	944,195
NXP BV/NXP Funding LLC, 4.63%, 06/15/22(a)		490	509,061
QUALCOMM, Inc.:
3.25%, 05/20/27(f)		2,500	2,485,860
4.30%, 05/20/47		3,500	3,538,967
Sensata Technologies BV(a):
5.63%, 11/01/24		695	738,438
5.00%, 10/01/25		772	791,300

			16,164,697

Software — 1.1%
CDK Global, Inc.:
5.88%, 06/15/26		378	397,845
4.88%, 06/01/27		1,350	1,363,500
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)		1,424	1,559,066

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Infor US, Inc., 6.50%, 05/15/22	USD	8,723	$8,878,357
Informatica LLC, 7.13%, 07/15/23(a)		1,599	1,634,977
PTC, Inc., 6.00%, 05/15/24		313	327,868
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		2,176	2,360,960
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		480	498,000

			17,020,573

Specialty Retail — 0.5%
L Brands, Inc.:
7.00%, 05/01/20		3,050	3,156,750
6.88%, 11/01/35(f)		1,119	993,112
Penske Automotive Group, Inc., 5.50%, 05/15/26		1,160	1,157,100
Staples, Inc., 7.50%, 04/15/26(a)		2,426	2,430,549

			7,737,511

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp.(a):
5.88%, 06/15/21		615	626,305
7.13%, 06/15/24		1,800	1,904,285
8.35%, 07/15/46		2,355	2,898,487
Western Digital Corp., 4.75%, 02/15/26		1,104	1,065,360

			6,494,437

Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 05/01/25		699	718,222
William Carter Co., 5.63%, 03/15/27(a)		365	377,319

			1,095,541

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22		480	492,000
5.25%, 10/01/25		268	266,995

			758,995

Tobacco — 2.1%
Altria Group, Inc., 10.20%, 02/06/39(f)		13,392	19,661,534
BAT Capital Corp., 4.54%, 08/15/47(f)		8,000	7,142,508
Reynolds American, Inc.:
4.85%, 09/15/23		1,120	1,179,927
5.85%, 08/15/45		2,335	2,415,462

			30,399,431

Trading Companies & Distributors — 0.2%
Doric Nimrod Air Alpha Ltd. Pass- Through Trust, Series 2013-1(a):
Class A, 5.25%, 05/30/23		1,575	1,605,055
Class B, 6.13%, 11/30/21		758	762,252

			2,367,307

Transportation Infrastructure — 0.7%
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 07/11/22(a)(f)		10,500	11,023,819

Utilities — 0.1%
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		70	72,100
5.63%, 02/15/27		812	833,315

			905,415

Wireless Telecommunication Services — 1.9%
Crown Castle International Corp.:
4.88%, 04/15/22		2,500	2,635,464
3.65%, 09/01/27(f)		8,000	7,926,508
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27		129	133,515
Digicel Group Two Ltd., 8.25%, 09/30/22(a)		98	37,913

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(a)	USD	835	$833,180
Digicel Ltd., 6.00%, 04/15/21(a)(f)		628	551,384
SBA Communications Corp.:
4.00%, 10/01/22		1,045	1,050,225
4.88%, 09/01/24		2,995	3,041,834
Sprint Communications, Inc., 7.00%, 03/01/20(a)		389	399,698
Sprint Corp.:
7.88%, 09/15/23		1,725	1,796,932
7.13%, 06/15/24		3,442	3,449,529
7.63%, 02/15/25		36	36,360
7.63%, 03/01/26		3,112	3,112,000
T-Mobile USA, Inc.:
6.50%, 01/15/26		960	1,026,912
4.50%, 02/01/26		815	818,390
4.75%, 02/01/28		1,644	1,658,385

			28,508,229

Total Corporate Bonds — 104.6% (Cost — $1,472,863,354)			1,547,471,335

Foreign Agency Obligations — 2.0%
Brazilian Government International Bond, 5.00%, 01/27/45		6,525	5,950,800
Colombia Government International Bond, 5.63%, 02/26/44		4,000	4,482,000
Indonesia Government International Bond, 5.88%, 01/15/24(a)		4,400	4,872,318
Mexico Government International Bond:
4.75%, 03/08/44		5,800	5,715,407
4.60%, 02/10/48		5,000	4,837,500
Uruguay Government International Bond, 5.10%, 06/18/50		3,500	3,675,000

Total Foreign Agency Obligations — 2.0% (Cost — $28,608,201)			29,533,025

Municipal Bonds — 1.2%
Chicago O’Hare International Airport, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 01/01/38		5,000	5,125,050
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	12,379,100

Total Municipal Bonds — 1.2% (Cost — $14,840,431)			17,504,150

Preferred Securities — 24.9%

Capital Trusts — 22.6%

Banks — 6.7%
Barclays PLC, 8.00%(b)(h)		4,500	4,744,620
BNP Paribas SA(a)(g)(h):
7.20%		5,000	5,300,000
7.38%		4,535	4,903,469
Capital One Financial Corp., Series E, 5.55%(g)(h)		5,000	5,093,750
CIT Group, Inc., Series A, 5.80%(g)(h)		3,000	3,011,250
Citigroup, Inc., 5.90%(g)(h)		2,210	2,284,698
Credit Suisse Group AG(a)(g)(h):
6.25%		7,255	7,403,321
7.50%		3,250	3,481,562
HSBC Capital Funding LP, 10.18%(a)(f)(g)(h)		11,835	17,722,912
Lloyds Banking Group PLC, 7.50%(b)(h)		8,285	8,597,759

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Macquarie Bank Ltd., 6.13%(a)(g)(h)	USD	1,885	$1,797,819
Nordea Bank AB, 6.13%(a)(g)(h)		5,540	5,470,750
U.S. Bancorp, Series J, 5.30%(f)(g)(h)		10,415	10,831,600
Wells Fargo & Co.(g)(h):
Series K, 6.38%		809	813,045
Series Q, 5.85%		551	14,478,150
Series S, 5.90%		281	291,959
Series U, 5.88%		2,655	2,867,400

			99,094,064

Capital Markets — 2.7%
Charles Schwab Corp., Series E, 4.63%(f)(g)(h)		6,805	6,798,808
Goldman Sachs Group, Inc., Series L, 5.70%(g)(h)		2,950	2,957,375
Morgan Stanley, Series H, 5.45%(g)(h)		8,675	8,685,844
State Street Corp. :
3.61%, 06/01/77(d)(f)		17,845	14,097,550
Series D, 5.90%(g)(h)		220	5,803,428
Series F, 5.25%(g)(h)		1,855	1,892,100

			40,235,105

Commercial Services & Supplies — 0.4%
AerCap Global Aviation Trust, 6.50%, 06/15/45(a)(g)		5,000	5,100,000

Consumer Finance — 0.3%
American Express Co., Series C, 4.90%(g)(h)		4,510	4,523,846

Diversified Financial Services — 5.9%
Bank of America Corp.(g)(h):
Series AA, 6.10%		8,630	9,255,675
Series U, 5.20%(f)		5,785	5,893,295
Barclays PLC, 6.63%(g)(h)		3,135	3,146,110
BNP Paribas SA, 6.75%(a)(g)(h)		5,000	5,168,750
Credit Agricole SA, 8.13%(a)(g)(h)		5,000	5,693,050
Credit Suisse Group AG, 7.50%(a)(b)(h)		1,865	1,965,188
HSBC Holdings PLC(h):
6.00%(g)		1,550	1,552,914
6.50%(b)		2,615	2,660,763
JPMorgan Chase & Co. :
8.75%, 09/01/30		2,000	2,769,877
Series 1, 6.05%(g)(h)		2,618	2,629,964
Series Q, 5.15%(g)(h)		4,000	4,054,940
Series R, 6.00%(f)(g)(h)		14,130	14,836,500
Series S, 6.75%(f)(g)(h)		9,775	10,828,843
Royal Bank of Scotland Group PLC(g)(h):
8.00%		970	1,056,088
8.63%		5,135	5,520,125
Societe Generale SA, 7.38%(a)(g)(h)		1,980	2,059,200
UBS Group Funding Switzerland AG, 7.00%(a)(b)(h)		7,500	7,818,525

			86,909,807

Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 5.27%, 03/30/67(g)		8,300	7,616,080

Equity Real Estate Investment Trusts (REITs) — 0.5%
Sovereign Real Estate Investment Trust, 12.00%(a)(h)		7	7,595,000

Insurance — 2.7%
ACE Capital Trust II, 9.70%, 04/01/30(f)		7,000	9,660,000
Allstate Corp., Series B, 5.75%, 08/15/53(g)		5,000	5,150,000
American International Group, Inc., 8.18%, 05/15/68(g)		3,755	4,552,938
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 04/01/27		5,000	5,539,460
Farmers Exchange Capital II, 6.15%, 11/01/53(a)(g)		4,890	5,229,670

Security		Par (000)	Value

Insurance (continued)
MetLife, Inc., 6.40%, 12/15/66	USD	5,000	$5,533,100
Principal Financial Group, Inc., 4.70%, 05/15/55(g)		5,000	4,929,850

			40,595,018

Media — 0.1%
Viacom, Inc., 5.88%, 02/28/57(g)		2,111	2,126,832

Oil, Gas & Consumable Fuels — 0.9%
Enbridge, Inc., Series 16-A, 6.00%, 01/15/77(g)		5,880	5,887,056
Energy Transfer Partners LP, Series B, 6.63%(b)(h)		5,000	4,750,000
Enterprise Products Operating LLC, 5.40%, 06/01/67(f)(g)		2,500	2,312,500

			12,949,556

Road & Rail — 0.5%
BNSF Funding Trust I, 6.61%, 12/15/55(g)		6,125	6,615,000

Wireless Telecommunication Services — 1.4%
Centaur Funding Corp., 9.08%(a)		15	15,975,865
Vodafone Group PLC, 7.00%, 04/04/79(b)		4,745	4,982,909

			20,958,774

Total Capital Trusts — 22.6% (Cost — $326,469,532)			334,319,082

		Shares

Preferred Stocks — 1.8%

Banks — 0.9%
Citigroup, Inc., Series K, 6.88%(g)(h)		488,320	13,536,230

Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(h)		162,450	4,223,700

Electric Utilities — 0.1%
Entergy Louisiana LLC, 5.25%		90,000	2,276,100

Equity Real Estate Investment Trusts (REITs) — 0.1%
Vornado Realty Trust, Series K, 5.70%(h)		50,000	1,263,000

Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25%(a)(h)		5,600,000	5,764,248

Total Preferred Stocks — 1.8% (Cost — $25,436,903)			27,063,278

Trust Preferreds — 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.47%(g)		300,141	7,893,708

Total Trust Preferreds — 0.5% (Cost — $7,299,341)			7,893,708

Total Preferred Securities — 24.9% (Cost — $359,205,776)			369,276,068

		Par (000)

U.S. Government Sponsored Agency Securities — 0.3%

Agency Obligations — 0.3%
Fannie Mae, 0.00%, 10/09/19(f)(m)	USD	3,945	3,901,733

Total U.S. Government Sponsored Agency Securities — 0.3% (Cost — $3,873,163)			3,901,733

Total Long-Term Investments — 140.8% (Cost — $1,997,599,471)			2,082,633,464

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.7%

BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(n)(o)	9,869,338	$9,869,338

Total Short-Term Securities — 0.7% (Cost — $9,869,338)		9,869,338

Options Purchased — 0.1% (Cost — $4,251,851)		1,666,921

Total Investments Before Options Written — 141.6% (Cost — $2,011,720,660)		2,094,169,723

Options Written — (0.0)% (Premiums Received — $362,647)		(63,540)

Total Investments, Net of Options Written — 141.6% (Cost — $2,011,358,013)		2,094,106,183

Liabilities in Excess of Other Assets — (41.6)%		(614,739,251)

Net Assets — 100.0%		$1,479,366,932

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	When-issued security.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Zero-coupon bond.
(n)	Annualized 7-day yield as of period end.

(o)

During the six months ended April 30, 2019, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,903,560	1,965,778	9,869,338	$9,869,338	$124,719	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.33%	05/08/18	Open	$3,806,000	$3,885,193	U.S. Government Sponsored Agency Securities	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	6,747,300	6,861,028	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	4,440,150	4,514,990	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	10,290,000	10,463,441	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	12,480,000	12,690,354	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	14,340,000	14,581,705	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	5,573,125	5,667,062	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	5,555,000	5,648,631	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	11,730,000	11,927,712	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	1,835,000	1,865,929	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	10,375,000	10,549,874	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/14/18	Open	11,880,000	12,080,241	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.31	09/19/18	Open	1,895,000	1,922,116	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.31	09/19/18	Open	4,518,750	4,583,410	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/20/18	Open	6,656,250	6,766,712	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.00	09/28/18	Open	5,652,923	5,749,933	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	09/28/18	Open	7,120,000	7,234,349	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	10/01/18	Open	4,535,781	4,606,943	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	2.75%	10/01/18	Open	$4,700,000	$4,773,738	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	10/01/18	Open	4,337,500	4,405,551	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.95	10/26/18	Open	5,444,000	5,519,142	Capital Trusts	Open/Demand
Goldman Sachs & Co. LLC	2.40	11/06/18	Open	4,200,387	4,244,256	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	11/15/18	Open	6,634,600	6,717,378	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	11/15/18	Open	5,536,250	5,605,324	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	11/15/18	Open	3,030,000	3,067,804	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	11/15/18	Open	8,895,656	9,006,644	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	11/15/18	Open	4,604,531	4,661,980	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	11/15/18	Open	14,729,344	14,913,117	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	11/15/18	Open	9,771,428	9,893,342	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	11/15/18	Open	4,696,438	4,755,033	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.80	11/15/18	Open	10,050,000	10,177,244	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.80	11/15/18	Open	9,975,000	10,101,295	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.82	11/15/18	Open	9,887,625	10,013,725	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.83	11/15/18	Open	9,384,675	9,504,794	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	11/30/18	Open	5,925,000	5,993,776	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	5,605,500	5,664,921	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	3,984,000	4,026,233	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	8,800,000	8,893,285	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	13,800,000	13,946,288	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	3,946,800	3,988,638	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	7,736,100	7,818,107	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	5,260,000	5,315,759	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	7,488,250	7,567,630	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	6,636,000	6,706,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	2,162,500	2,185,424	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	4,575,000	4,623,498	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	4,912,500	4,964,575	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	8,862,425	8,956,372	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	3,520,188	3,557,503	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	2,775,000	2,804,417	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	4,975,000	5,027,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	7,040,000	7,114,628	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	3,294,000	3,328,918	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	5,508,750	5,567,146	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	16,629,750	16,806,035	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	6,930,000	7,003,462	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	7,676,875	7,758,254	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	3,211,063	3,245,102	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	3,810,000	3,850,388	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/13/18	Open	19,016,640	19,218,227	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	12/14/18	Open	793,094	794,581	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.70	12/14/18	Open	265,320	267,042	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	12/14/18	Open	1,011,565	1,013,666	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.65	12/14/18	Open	13,125,000	13,254,409	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.65	12/14/18	Open	13,781,250	13,917,129	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.65	12/14/18	Open	9,506,188	9,599,916	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.65	12/14/18	Open	12,858,300	12,985,079	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.65	12/14/18	Open	15,784,931	15,940,566	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.65	12/14/18	Open	10,632,619	10,737,453	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.65	12/14/18	Open	9,048,031	9,137,242	Capital Trusts	Open/Demand
RBC Capital Markets LLC	2.79	12/14/18	Open	5,430,000	5,487,561	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/14/18	Open	2,530,000	2,556,819	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.25	12/17/18	Open	163,905	164,058	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	12/17/18	Open	2,874,300	2,903,621	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/17/18	Open	3,577,650	3,614,803	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/17/18	Open	3,421,875	3,457,410	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	12/18/18	Open	2,522,685	2,542,922	Corporate Bonds	Open/Demand
UBS Securities LLC	2.70	12/18/18	Open	2,957,655	2,987,167	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	12/21/18	Open	608,730	610,945	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.85	12/21/18	Open	87,434	87,755	Corporate Bonds	Open/Demand

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	2.79%	12/21/18	Open	$4,085,924	$4,127,407	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/21/18	Open	14,240,000	14,384,572	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/21/18	Open	12,525,000	12,652,160	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	12/31/18	Open	6,015,000	6,071,406	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	01/08/19	Open	4,577,381	4,608,024	Capital Trusts	Open/Demand
RBC Capital Markets LLC	2.79	01/09/19	Open	7,897,312	7,933,752	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	01/11/19	Open	421,865	423,119	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/11/19	Open	141,101	141,625	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	01/16/19	Open	235,263	236,452	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.75	01/18/19	Open	107,859	108,081	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	01/24/19	Open	362,415	364,348	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.00	02/12/19	Open	174,785	174,785	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	2.50	02/12/19	Open	755,284	759,323	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	02/13/19	Open	287,180	288,255	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	02/13/19	Open	5,548,125	5,580,759	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	02/13/19	Open	903,750	909,066	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	02/14/19	Open	1,540,000	1,549,071	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	02/28/19	Open	5,580,000	5,606,428	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	1.00	03/05/19	Open	783,081	784,299	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	03/08/19	Open	5,257,500	5,279,187	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.79	03/11/19	Open	845,880	849,223	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00	03/15/19	Open	538,650	538,650	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(1.00)	03/19/19	Open	115,211	115,077	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	03/20/19	Open	6,111,000	6,129,252	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	04/03/19	Open	3,002,738	3,008,368	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	04/03/19	Open	911,985	913,763	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/16/19	Open	838,810	839,626	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	04/17/19	Open	481,813	481,899	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/24/19	Open	7,080,000	7,083,540	Capital Trusts	Open/Demand
RBC Capital Markets LLC	3.05	04/30/19	Open	8,649,560	8,650,293	Corporate Bonds	Open/Demand

				$630,384,058	$637,544,613

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
U.S. Treasury Ultra Bond	330	06/19/19	$54,213	$740,365
2-Year U.S. Treasury Note	423	06/28/19	90,102	267,553
5-Year U.S. Treasury Note	347	06/28/19	40,127	273,286

				1,281,204

Short Contracts:
10-Year U.S. Treasury Note	1,717	06/19/19	212,345	(1,903,456)
10-Year U.S. Ultra Long Treasury	331	06/19/19	43,620	(517,730)
Long U.S. Treasury Bond	495	06/19/19	72,997	(1,149,044)

				(3,570,230)

				$(2,289,026)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	1,299	05/03/19	USD	292.00	USD	38,193	$377,359
iShares Russell 2000 ETF	1,331	05/03/19	USD	158.00	USD	21,068	169,703

							547,062

Put
10-Year US Treasury Note	1,730	05/24/19	USD	122.50	USD	214	162,188
10-Year US Treasury Note	806	05/24/19	USD	122.00	USD	100	37,781

							199,969

							$747,031

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
Put
30-Year Interest Rate Swap, 06/08/49	3.50%	Quarterly	3-Month LIBOR, 2.58%	Semi-Annual	JPMorgan Chase Bank N.A.	06/06/19	3.50%	USD 22,700	$14
30-Year Interest Rate Swap, 06/08/49	3.50	Quarterly	3-Month LIBOR, 2.58%	Semi-Annual	Goldman Sachs Bank USA	06/06/19	3.50	USD 25,330	16
10-Year Interest Rate Swap, 08/01/29	3.24	Quarterly	3-Month LIBOR, 2.58%	Semi-Annual	Goldman Sachs International	07/29/19	3.24	USD 34,000	3,417
10-Year Interest Rate Swap, 03/20/30	2.90	Quarterly	3-Month LIBOR, 2.58%	Semi-annual	Citibank N.A.	03/18/20	2.90	USD 78,000	499,470

									$502,917

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
EUR Currency	Goldman Sachs International	05/10/19	USD	1.12	EUR	129,000	$288,215
EUR Currency	BNP Paribas S.A.	07/25/19	USD	1.10	EUR	38,000	128,758

							$416,973

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	1,299	05/03/19	USD	297.00	USD	38,193	$(25,330)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
EUR Currency	Goldman Sachs International	05/10/19	USD	1.09	EUR	129,000	$(2,749)
EUR Currency	BNP Paribas S.A.	07/25/19	USD	1.08	EUR	38,000	(35,461)

							$(38,210)

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.58%	Quarterly	1.79%	Semi-annual	N/A	09/30/19	USD	100,370	$(425,874)	$102	$(425,976)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Prudential Financial, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/21	USD	1,920	$(34,277)	$12,085	$(46,362)
Prudential Financial, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	1,155	(20,619)	7,733	(28,352)
Prudential Financial, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	9,500	(169,598)	52,318	(221,916)

							$(224,494)	$72,136	$(296,630)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$102	$—	$—	$(425,976)	$—
OTC Swaps	72,136	—	—	(296,630)	—
Options Written	N/A	N/A	299,107	—	(63,540)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,281,204	$—	$1,281,204
Options purchased
Investments at value — unaffiliated(b)	—	—	547,062	416,973	702,886		1,666,921
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	72,136	—	—	—	—	72,136

	$—	$72,136	$547,062	$416,973	$1,984,090	$—	$3,020,261

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,570,230	$—	$3,570,230
Options written
Investments at value — unaffiliated	—	—	25,330	38,210	—	—	63,540
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	425,976	—	425,976
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	296,630	—	—	—	—	296,630

	$—	$296,630	$25,330	$38,210	$3,996,206	$—	$4,356,376

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ)

For the six months ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(6,796,763)	$—	$(6,796,763)
Options purchased(a)	—	—	(900,776)	—	(398,385)	—	(1,299,161)
Options written	—	—	321,530	—	—	—	321,530
Swaps	—	1,877,333	—	—	(396,820)	—	1,480,513

	$—	$1,877,333	$(579,246)	$—	$(7,591,968)	$—	$(6,293,881)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(8,907,048)	$—	$(8,907,048)
Options purchased(b)	—	—	304,080	(543,812)	(1,835,987)	—	(2,075,719)
Options written	—	—	(31,982)	277,985	—	—	246,003
Swaps	—	(300,446)	—	—	625,963	—	325,517

	$—	$(300,446)	$272,098	$(265,827)	$(10,117,072)	$—	$(10,411,247)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$190,422,668
Average notional value of contracts — short	$332,824,461
Options:
Average market value of option contracts purchased	$667,442
Average market value of option contracts written	$34,220
Average notional amount of swaption contracts purchased	$121,030,000
Credit default swaps:
Average notional value — buy protection	$20,925,000
Average notional value — sell protection	$50,000,000
Interest rate swaps:
Average notional value — receives fixed rate	$100,370,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$324,163		$748,188
Options	1,666,921	(a)	63,540
Swaps — Centrally cleared	61,449		—
Swaps — OTC(b)	72,136		296,630

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,124,669		$1,108,358
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,132,643)		(773,518)

Total derivative assets and liabilities subject to an MNA	$992,026		$334,840

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
BNP Paribas S.A.	$128,758	$(35,461)	$—	$—	$93,297
Citibank N.A.	511,555	(46,362)	—	(590,000)	(124,807)
Goldman Sachs Bank USA	16	—	—	—	16
Goldman Sachs International	299,365	(31,101)	—	(980,000)	(711,736)
JPMorgan Chase Bank N.A.	52,332	(52,332)	—	—	—

	$992,026	$(165,256)	$—	$(1,570,000)	$(743,230)

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
BNP Paribas S.A.	$35,461	$(35,461)	$—	$—	$—
Citibank N.A.	46,362	(46,362)	—	—	—
Goldman Sachs International	31,101	(31,101)	—	—	—
JPMorgan Chase Bank N.A.	221,916	(52,332)	—	—	169,584

	$334,840	$(165,256)	$—	$—	$169,584

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$114,947,153	$—	$114,947,153
Corporate Bonds	—	1,539,882,217	7,589,118	1,547,471,335
Foreign Agency Obligations	—	29,533,025	—	29,533,025
Municipal Bonds	—	17,504,150	—	17,504,150
Preferred Securities	49,474,316	319,801,752	—	369,276,068
U.S. Government Sponsored Agency Securities	—	3,901,733	—	3,901,733
Short-Term Securities	9,869,338	—	—	9,869,338
Options Purchased
Interest rate contracts	199,969	502,917	—	702,886
Equity contracts	547,062	—	—	547,062
Foreign currency exchange contracts	—	416,973	—	416,973

	$60,090,685	$2,026,489,920	$7,589,118	$2,094,169,723

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$1,281,204	$—	$—	$1,281,204
Liabilities:
Foreign currency exchange contracts	—	(38,210)	—	(38,210)
Credit contracts	—	(296,630)	—	(296,630)
Equity contracts	(25,330)	—	—	(25,330)
Interest rate contracts	(3,570,230)	(425,976)	—	(3,996,206)

	$(2,314,356)	$(760,816)	$—	$(3,075,172)

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $637,544,613 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

Auto Components — 0.0%
Lear Corp.		89	$12,727

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(a)		9,191	322

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		6,155	—

Interactive Media & Services — 0.0%
New Holdings LLC(a)(b)		365	125,925

Metals & Mining — 0.0%
Ameriforge Group, Inc.(a)		832	47,424
Preferred Proppants LLC(b)		7,476	16,821

			64,245

Software — 0.0%
Avaya Holdings Corp.(a)		38	725

Utilities — 0.1%
Texgen LLC(a)(b)		5,193	207,720

Total Common Stocks — 0.1% (Cost — $804,830)			411,664

		Par (000)

Asset-Backed Securities — 0.2%
LCM XVIII LP, Series 18A, Class INC, 1.00%, 04/20/31(c)(d)	USD	1,000	574,592

Total Asset Backed Securities — 0.2% (Cost — $787,781)			574,592

Corporate Bonds — 2.4%

Aerospace & Defense — 0.3%
TransDigm, Inc., 6.25%, 03/15/26(c)		938	976,692

Auto Components — 0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(c)		130	135,363

Capital Markets — 0.3%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21		941	944,529
6.00%, 08/18/21		153	152,235

			1,096,764

Chemicals — 0.2%
Chemours Co., 6.63%, 05/15/23		500	517,975

Diversified Consumer Services — 0.0%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)		106	111,719

Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 6.13%, 01/15/21		337	338,264

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(b)(c)		654	—

Health Care Services — 0.0%
Avaya, Inc. Escrow, 7.00%, 04/01/19(a)(b)(c)(e)		827	—

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/19(a)(b)(e)		400	—

Security		Par (000)	Value

Machinery — 0.0%
Colfax Corp., 6.00%, 02/15/24(c)	USD	126	$130,883

Media — 0.2%
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		602	614,792
CSC Holdings LLC, 10.88%, 10/15/25(c)		65	74,750

			689,542

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		660	654,225
3.88%, 03/15/23		375	371,250

			1,025,475

Oil, Gas & Consumable Fuels — 0.5%
CNX Resources Corp., 5.88%, 04/15/22		900	895,500
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		605	682,137

			1,577,637

Pharmaceuticals — 0.0%
Bausch Health Cos., Inc., 5.75%, 08/15/27(c)		55	57,310

Software — 0.4%
Infor US, Inc., 6.50%, 05/15/22		720	732,823
Informatica LLC, 7.13%, 07/15/23(c)		405	414,113

			1,146,936

Total Corporate Bonds — 2.4% (Cost — $7,713,843)			7,804,560

Floating Rate Loan Interests(f) — 135.3%

Aerospace & Defense — 3.1%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, 04/06/26(g)		1,132	1,136,780
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 08/18/24		2,289	2,287,488
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.25%, 12/06/25(b)		719	727,289
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, 04/06/26(g)		2,105	2,114,411
Nordam Group, Inc., Term Loan B, 04/03/26(b)(g)		472	472,000
TransDigm, Inc., 2018 Term Loan F, 06/09/23(g)		3,315	3,302,013
WP CPP Holdings LLC, 2018 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.51%, 04/30/25		245	244,158

			10,284,139

Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 4.49%, 01/15/25		929	928,403

Airlines — 0.6%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 7.23%, 02/05/24		926	926,000
American Airlines, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.48%, 10/12/21		759	756,767
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 4.48%, 04/28/23		397	394,073

			2,076,840

Auto Components — 1.5%
Adient US LLC, Term Loan B, 04/25/24(g)		531	530,835
Panther BF Aggregator 2 LP, Term Loan B, 03/18/26(g)		1,690	1,695,290
USI, Inc., 2017 Repriced Term Loan, 05/16/24(g)		1,738	1,720,160
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.98%, 02/05/26		878	883,487

			4,829,772

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks — 0.4%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.99%, 11/01/24	USD	1,257	$1,244,206

Building Materials — 0.4%
Allied Universal HoldCo LLC, 2015 Term Loan, 07/28/22(g)		1,007	990,874
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 11.00%, 07/28/23		280	272,096

			1,262,970

Building Products — 1.1%
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 6.63%, 05/05/24		880	877,506
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.60%, 12/14/24		734	729,235
Ply Gem Midco, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.35%, 04/12/25		269	264,504
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.86%, 12/19/23		1,603	1,598,545

			3,469,790

Capital Markets — 2.7%
Duff & Phelps Corp., 2017 Term Loan B, 02/13/25(g)		1,209	1,192,078
EIG Management Co. LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.23%, 02/22/25		1,038	1,034,994
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 12/27/22		821	824,279
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.73%, 04/12/24		721	720,099
GreenSky Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 03/31/25(b)		653	655,034
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 4.50%, 03/27/23		1,581	1,581,740
Travelport Finance (Luxembourg) Sarl(g):
2019 2nd Lien Term Loan, 03/31/27		705	683,850
2019 Term Loan, 03/13/26		2,344	2,289,315

			8,981,389

Chemicals — 5.8%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.60%, 01/31/24		2,660	2,646,848
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.35%, 06/01/24		2,171	2,157,517
Charter NEX US Holdings, Inc., 2017 Term Loan B, 05/16/24(g)		1,483	1,453,395
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 04/03/25		898	893,127
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50%, 1.00% Floor), 6.15%, 06/28/24		375	374,079
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 11/07/24		620	617,246
Hexion Inc, DIP Term Loan, (3 mo. LIBOR + 3.00%), 5.60%, 10/01/20		426	426,533
Invictus US LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.58%, 03/28/25		1,001	1,000,142
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.33%, 03/25/26(b)		265	263,675
Messer Industries LLC, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 5.10%, 03/01/26		2,691	2,682,604
Momentive Performance Materials Inc., Term Loan B, 04/16/24(b)(g)		476	476,595
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 6.13%, 10/14/24		2,231	2,235,134

Security		Par (000)	Value

Chemicals (continued)
Plaskolite LLC, 1st Lien Term Loan, 12/12/25(g)	USD	629	$630,426
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 5.24%, 02/08/25		1,673	1,671,604
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.73%, 10/01/25		760	756,679
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.38%, 08/07/20		254	253,909
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.75%, 03/08/25		577	554,454

			19,093,967

Commercial Services & Supplies — 7.7%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.66%, 11/10/23		1,898	1,901,421
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.25%, 03/11/25		169	168,122
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 9.00%, 08/04/25		1,406	1,432,362
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.50%, 08/04/22		1,061	1,064,241
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.50%, 11/03/23		1,829	1,833,405
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.50%, 11/03/24		718	719,271
BrightView Landscapes LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 08/15/25		1,152	1,150,658
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 10/03/23		3,309	3,302,597
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.75%, 05/20/24		1,175	1,173,246
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.49%, 02/15/24		1,861	1,860,648
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.35%, 05/09/25		356	334,929
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 05/30/25		2,024	2,005,221
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.35%, 11/03/23		543	475,816
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 5.13%, 03/09/23		1,530	1,528,419
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 05/02/22		1,475	1,476,141
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 7.00%, 08/27/25		3,076	3,090,892
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 10/10/24		1,994	1,927,384

			25,444,773

Communications Equipment — 1.2%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 11/21/24		2,371	2,380,891
Avaya, Inc., 2018 Term Loan B, (1 mo. LIBOR + 4.25%), 6.72%, 12/15/24		890	892,201
Ciena Corp., 2018 Term Loan B, (PRIME + 2.00%), 4.49%, 09/26/25		816	816,153

			4,089,245

Construction & Engineering — 1.3%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 03/13/25		444	440,601
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (2 mo. LIBOR + 4.25%, 1.00% Floor), 6.84%, 06/21/24		1,967	1,927,085

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction & Engineering (continued)
Pike Corp., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 03/23/25	USD	477	$479,227
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.75%, 05/23/25		850	826,376
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 12/08/23(b)		560	558,770

			4,232,059

Construction Materials — 1.5%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.63%, 08/01/24		1,928	1,929,840
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.50%, 03/29/25		2,995	3,000,380

			4,930,220

Containers & Packaging — 2.0%
Berry Global, Inc., Term Loan Q, (2 mo. LIBOR + 2.00%), 4.48%, 10/01/22		2,803	2,797,055
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.85%, 04/03/24		1,513	1,493,345
Flex Acquisition Co., Inc.:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.63%, 12/29/23		1,431	1,408,089
2018 Incremental Term Loan, (3 mo. LIBOR + 3.25%), 5.88%, 06/29/25		909	893,109

			6,591,598

Distributors — 1.2%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 10/31/23		2,508	2,484,563
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 6.00%, 08/28/24		1,794	1,595,444

			4,080,007

Diversified Consumer Services — 4.1%
Ascend Learning LLC, 2017 Term Loan B, 07/12/24(g)		834	829,776
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 0.75%), 4.25%, 11/07/23		1,969	1,967,100
Equian LLC, Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 05/20/24		1,160	1,156,751
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 07/12/25		855	853,107
J.D. Power and Associates, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 09/07/23		849	842,551
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.72%, 05/15/24		715	711,234
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.97%, 11/08/23		586	423,333
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.47%, 11/08/24		79	33,272
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 11/08/23		157	156,734
ServPro Borrower LLC, Term Loan B, 04/11/26(b)(g)		264	264,000
Spin Holdco, Inc., 2017 Term Loan B, 11/14/22(g)		2,424	2,392,047
TruGreen Limited Partnership, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.22%, 03/19/26(b)		1,398	1,403,021
Uber Technologies:
2018 Incremental Term Loan, 07/13/23(g)		1,008	1,007,207
2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.48%, 04/04/25		794	796,811
Weight Watchers International, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.75%), 7.35%, 11/29/24		837	803,985

			13,640,929

Security		Par (000)	Value

Diversified Financial Services — 2.1%
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 04/04/24	USD	2,627	$2,628,210
CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.98%, 08/08/25		447	443,404
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.60%, 02/07/25		733	723,777
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 07/03/24		1,184	1,185,218
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 6.00%, 09/06/25		631	621,563
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, 07/30/25(g)		686	679,926
Tank Holding Corp., 2019 Term Loan B, (3 mo. LIBOR + 4.00%), 6.48%, 03/26/26		626	629,913

			6,912,011

Diversified Telecommunication Services — 3.9%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 5.25%, 11/01/22		369	368,762
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.25%, 01/31/25		1,765	1,753,242
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.48%, 10/04/23		253	248,506
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 05/16/24		914	909,348
Level 3 Financing, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 4.74%, 02/22/24		1,753	1,753,692
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 11/15/24		1,179	1,177,498
Sprint Communications, Inc.:
1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 02/02/24		1,001	971,422
2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.50%, 02/02/24(f)		97	95,492
TDC A/S, Term Loan, (EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	919,575
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.72%, 08/15/26	USD	1,830	1,822,736
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 5.11%, 11/17/23		499	496,916
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR - GBP + 3.25%), 3.98%, 01/15/27	GBP	600	775,718
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.75%, 01/19/24	USD	175	174,869
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 4.50%, 01/19/21		1,441	1,441,223

			12,908,999

Electric Utilities — 0.9%
Dayton Power & Light Co., Term Loan B, (1 mo. LIBOR + 2.00%), 4.48%, 08/24/22		314	313,814
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 08/04/23		1,239	1,238,495
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/19(b)		1,050	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.50%, 12/31/25		1,212	1,211,776
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.75%, 12/14/23		223	223,591

			2,987,676

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electrical Equipment — 0.8%
Gates Global LLC, 2017 Repriced Term Loan B, 04/01/24(g)	USD	2,656	$2,658,364

Energy Equipment & Services — 0.8%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.48%, 03/01/24		609	452,758
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 02/12/25(b)		1,185	1,183,699
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.24%, 11/08/22(b)		520	522,600
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.42%), 3.93%, 07/13/20		627	612,769

			2,771,826

Equity Real Estate Investment Trusts (REITs) — 2.5%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 5.00%, 03/24/24		464	462,276
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 01/02/26		1,179	1,154,848
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 03/21/25		2,471	2,468,946
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.61%, 05/11/24		823	822,690
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 12/20/24		3,293	3,285,980

			8,194,740

Food & Staples Retailing — 1.6%
Albertsons LLC, Term Loan B7, (1 mo. LIBOR + 3.00%), 5.50%, 11/17/25		1,155	1,155,431
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 6.50%, 05/23/25		1,165	1,153,790
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 6.19%, 05/23/25		356	348,474
Hostess Brands LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 2.25%), 4.75%, 08/03/22		1,561	1,557,235
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 06/27/23		977	974,757

			5,189,687

Food Products — 3.3%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.23%, 10/01/25		352	353,174
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 10/10/23		1,491	1,470,515
JBS USA LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.98%, 10/30/22		2,626	2,625,650
JBS USA LUX SA, 2019 Term Loan B, 04/25/26(g)		1,364	1,365,705
Post Holdings, Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.00%), 4.49%, 05/24/24		987	987,010
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 5.25%, 02/05/23		3,976	3,980,730

			10,782,784

Gas Utilities — 0.3%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 8.10%, 07/31/25		975	975,361

Health Care Equipment & Supplies — 1.8%
Agiliti Health, Inc, Term Loan, (3 mo. LIBOR + 3.00%), 5.56%, 01/04/26(b)		452	450,870
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.60%, 06/15/21		2,221	2,232,522
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.35%, 09/24/24		499	446,289

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Orchid Orthopedic Solutions LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.50%), 7.10%, 02/26/26(b)	USD	377	$379,356
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 06/30/25		2,390	2,343,485

			5,852,522

Health Care Providers & Services — 7.3%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 7.00%, 06/30/25		504	504,820
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.74%, 06/07/23		2,484	2,482,390
Concentra, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.23%, 06/01/22		1,130	1,128,588
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 8.98%, 06/01/23		1,150	1,156,700
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 5.25%, 06/24/21		504	503,997
DentalCorp Perfect Smile ULC, 1.00% Floor)(b):
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 6.25%, 06/06/25		527	520,632
Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%, 6.25%, 06/06/25		97	95,907
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 7.00%, 12/20/24		610	577,399
DuPage Medical Group Ltd.:
2018 Term Loan, (1 mo. LIBOR + 2.75%), 5.25%, 08/15/24		526	515,018
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.48%, 08/15/25		245	239,794
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 10/10/25		1,462	1,411,252
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.35%, 05/02/23		653	652,840
Gentiva Health Services, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 07/02/25(f)		1,015	1,016,779
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.50%, 07/02/26		484	495,918
HC Group Holdings III, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.25%, 04/07/22		1,244	1,239,987
HCA, Inc.:
2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 4.50%, 03/13/25		589	589,998
Term Loan B11, (1 mo. LIBOR + 1.75%), 4.25%, 03/17/23		1,380	1,382,438
Lifescan Global Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 6.00%), 8.60%, 09/27/24		217	213,061
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.35%, 06/07/23		2,477	2,451,315
nThrive, Inc., 2016 1st Lien Term Loan, 10/20/22(g)		1,427	1,390,966
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 02/02/25		1,247	1,224,557
ScribeAmerica Intermediate Holdco LLC, 2018 Term Loan, (1 mo. LIBOR + 4.50%), 6.97%, 04/03/25		640	632,571
Sotera Health Holdings LLC, 2017 Term Loan, 05/15/22(g)		658	651,976
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 02/06/24		959	897,675
Vizient, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 02/13/23		377	376,618
2019 Term Loan B, 04/16/26(g)		536	538,126

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
WP CityMD Bidco LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.10%, 06/07/24	USD	641	$628,585
Zotec Partners LLC, 2018 Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.48%, 02/14/24(b)		736	734,285

			24,254,192

Health Care Services — 0.2%
Sound Inpatient Physicians:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.25%, 06/27/25		429	428,224
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.25%, 06/26/26		234	233,123

			661,347

Health Care Technology — 2.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 03/01/24		1,654	1,653,086
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.47%, 10/10/25		655	655,030
Press Ganey Holdings, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 10/23/23		1,168	1,166,214
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 9.00%, 10/21/24		359	358,277
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.60%, 03/07/24		307	306,480
VVC Holding Corp., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 7.20%, 02/11/26		2,756	2,768,623

			6,907,710

Hotels, Restaurants & Leisure — 10.4%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.34%, 10/19/24		971	968,503
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.67%, 09/15/23		2,454	2,454,619
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.75%, 02/16/24		4,571	4,555,538
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 5.25%, 12/22/24		2,858	2,866,180
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.75%, 08/08/21		915	914,756
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 02/14/21		962	958,252
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 08/30/23		1,744	1,741,929
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.50%, 11/30/23		1,597	1,596,764
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.60%, 03/13/25		94	94,641
Golden Nugget, Inc., 2017 Incremental Term Loan B, 10/04/23(g)		983	983,629
GVC Holdings PLC, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 5.00%, 03/29/24		364	363,563
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 4.23%, 10/25/23		1,203	1,206,129
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.72%, 02/05/25		2,317	2,310,484
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.23%, 04/03/25		878	876,398
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.61%, 12/15/24		645	642,197
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.75%, 10/15/25		369	369,134

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 04/29/24	USD	774	$761,604
Sabre GLBL, Inc., 2018 Term Loan B, 02/22/24(g)		1,756	1,751,861
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 5.33%, 08/14/24		1,854	1,848,138
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.10%, 07/10/25		3,672	3,687,459
Station Casinos LLC, 2016 Term Loan B, 06/08/23(g)		1,828	1,828,649
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 05/30/25		965	963,789
Wynn Resorts Ltd., Term Loan B, (1 mo. LIBOR + 2.25%), 4.76%, 10/30/24		549	543,726

			34,287,942

Household Products — 0.4%
Energizer Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.81%, 12/17/25		434	433,912
Mastronardi Produce Ltd., Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 05/01/25		357	355,514
SIWF Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.74%, 06/15/25		536	527,241

			1,316,667

Independent Power and Renewable Electricity Producers — 1.7%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 4.38%, 05/31/22		455	454,823
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 01/15/25		766	764,897
Calpine Corp., Term Loan B9, (3 mo. LIBOR + 2.75%), 5.34%, 04/05/26		1,561	1,564,903
EIF Channelview Cogeneration LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.75%, 05/03/25		263	265,006
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.09%, 12/19/21		1,253	1,252,304
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.10%, 12/19/21		166	164,172
NRG Energy, Inc., 2016 Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 06/30/23		997	996,129

			5,462,234

Industrial Conglomerates — 1.4%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 11/30/23(b)		2,469	2,357,549
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.78%, 11/28/21		1,143	1,129,007
Sundyne US Purchaser, Inc., Term Loan, 04/23/26(b)(g)		1,079	1,080,349

			4,566,905

Insurance — 4.2%
Achilles Acquisition LLC, 2018 Term Loan, (1 mo. LIBOR + 4.00%), 6.50%, 10/03/25		505	503,737
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 05/09/25		2,165	2,124,796
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 01/25/24		2,162	2,159,191
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, 10/22/24(g)		1,208	1,200,973
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 12/02/24		1,122	1,103,571
Hub International Ltd., 2018 Term Loan B, (2 mo. LIBOR + 2.75%), 5.34%, 04/25/25		1,951	1,928,985
Sedgwick Claims Management Services, Inc., Term Loan B, 12/31/25(g)		4,493	4,478,550

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 06/22/23	USD	506	$502,091

			14,001,894

Interactive Media & Services — 1.6%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.00%), 4.50%, 02/15/24		1,822	1,824,408
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.60%, 05/01/24		639	603,903
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.74%, 11/03/23		1,021	965,463
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 05/06/24(b)		778	719,352
ZPG PLC, 2018 Term Loan B, (LIBOR - GBP + 4.75%), 5.48%, 06/30/25	GBP	1,000	1,286,070

			5,399,196

Internet & Direct Marketing Retail — 0.2%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 08/18/23	USD	801	796,431

IT Services — 5.6%
Access CIG LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 02/27/25		406	406,745
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 4.88%, 03/20/25		411	408,155
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 06/01/22		1,165	1,164,163
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 6.00%, 11/27/24		565	565,528
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.00%), 4.48%, 04/26/24		4,952	4,950,233
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.10%, 08/01/24		827	760,794
Global Payments, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.25%, 04/21/23		522	521,520
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.25%, 10/17/25		175	174,180
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 12/01/23		989	985,298
Optiv Security, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 02/01/24		404	380,596
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.99%, 08/01/25		795	701,095
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 02/01/23		662	658,840
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.50%, 02/01/24		515	507,173
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.50%, 06/19/25		11	10,909
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.50%, 04/10/23		3,002	3,002,423
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.75%, 06/30/23		2,384	2,386,644
Worldpay LLC, 2018 1st Lien Term Loan B4, (1 Week LIBOR + 1.75%), 4.16%, 08/09/24		1,055	1,054,637

			18,638,933

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.10%, 06/19/24(b)		634	632,497

Security		Par (000)	Value

Life Sciences Tools & Services — 0.2%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 08/30/24(f)	USD	339	$337,380
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.50%, 08/30/25		240	240,300

			577,680

Machinery — 2.1%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.60%, 05/18/24		540	537,328
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 5.10%, 01/31/24		99	98,837
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.25%, 07/30/24		1,408	1,409,778
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.60%, 05/27/22(b)		1,190	1,191,882
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%), 5.25%, 01/31/24		200	200,376
Titan Acquisition Ltd., 2018 Term Loan B, 03/28/25(g)		2,853	2,736,994
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 10/23/25(b)		604	602,689

			6,777,884

Media — 9.7%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.23%, 01/31/26		425	410,106
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.22%, 07/15/25		165	159,076
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.47%, 08/14/26		2,208	2,157,235
Charter Communications Operating LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 04/30/25		2,771	2,775,497
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.72%, 07/17/25		833	828,518
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.97%, 01/25/26		1,034	1,032,398
EW Scripps Co., Incremental Term Loan B, 04/04/26(b)(g)		627	628,567
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.73%, 02/07/24		371	370,627
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 4.98%, 01/02/26		901	902,094
Hubbard Radio LLC, 2015 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 03/28/25		134	133,963
iHeartCommunications, Inc.(a)(e):
Extended Term Loan E, 12.00%, 07/30/19		315	233,298
Term Loan D, 11.25%, 01/30/20		2,569	1,899,235
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.98%, 01/02/24		1,182	1,188,267
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 12/01/23		1,533	1,536,006
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.75%, 03/24/25		892	887,013
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 1.75%), 4.25%, 10/31/23		288	288,033
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 4.18%, 02/15/24		487	484,530
Meredith Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.25%, 01/31/25		520	521,812

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.23%, 09/13/24	USD	513	$513,206
Numericable Group SA, Term Loan B12, (1 mo. LIBOR + 3.68%), 6.16%, 01/31/26		333	323,941
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 03/01/25		628	616,516
Radiate Holdco LLC, 1st Lien Term Loan, 02/01/24(g)		1,280	1,275,558
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 4.75%, 01/03/24		620	619,195
Trader Corp., 2017 Term Loan B, 09/28/23(g)		2,254	2,247,028
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.50%, 01/27/24		2,255	2,254,166
Unitymedia Finance LLC:
Term Loan B, (1 mo. LIBOR + 2.25%), 4.72%, 09/30/25		1,245	1,242,410
USD Term Loan D, (1 mo. LIBOR + 2.25%), 4.72%, 01/15/26		225	224,375
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR + 2.00%), 4.47%, 06/01/23		599	597,134
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 03/15/24		706	679,198
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.97%, 01/15/26		1,581	1,584,763
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 5.36%, 05/18/25		2,085	2,028,568
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.97%, 04/15/25		1,476	1,461,815

			32,104,148

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%), 7.00%, 07/24/25		496	495,929
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 03/08/24		989	988,718

			1,484,647

Multiline Retail — 0.7%
Eyemart Express LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 08/04/24		596	592,451
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.81%, 09/30/22		884	872,143
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.72%, 10/25/20		739	683,434

			2,148,028

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.50%, 05/10/25		973	962,585

Oil, Gas & Consumable Fuels — 1.0%
BCP Raptor II LLC, 1st Lien Term Loan, (3 mo. LIBOR + 4.75%), 7.37%, 11/03/25		513	496,168
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.85%, 12/31/21		762	782,523
CONSOL Energy, Inc., 1st Lien Term Loan B, 8.08%, 09/27/24		641	636,994
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 12/13/25		491	492,610
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.60%, 02/07/25		490	484,169
MEG Energy Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 12/31/23		253	253,142

			3,145,606

Security		Par (000)	Value

Personal Products — 0.4%
Clover Merger Sub, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 10.25%, 09/26/25	USD	280	$229,600
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 4.50%, 01/26/24		933	930,585

			1,160,185

Pharmaceuticals — 4.1%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 8.00%, 04/16/21		203	175,728
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 6.00%, 05/04/25		1,579	1,581,683
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.75%, 04/29/24		1,904	1,879,833
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.67%, 01/31/25		2,223	2,225,052
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 5.00%, 08/18/22		2,817	2,797,602
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.47%, 06/02/25		4,891	4,910,770

			13,570,668

Professional Services — 1.8%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 6.50%, 02/09/26		1,283	1,291,339
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 7.48%, 02/01/26		2,756	2,774,961
Information Resources, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 7.13%, 12/01/25		309	307,036
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 04/02/25		721	720,233
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 8.10%, 08/04/25(b)		696	692,147

			5,785,716

Real Estate Management & Development — 2.2%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.75%, 04/18/24		2,892	2,888,970
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 08/21/25		1,934	1,933,983
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR + 4.00%), 6.47%, 12/07/25		1,303	1,310,330
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.73%, 02/08/25		484	472,599
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.50%, 01/23/25		737	732,014

			7,337,896

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 09/29/25		452	452,857
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.24%, 06/13/23		466	410,310

			863,167

Semiconductors & Semiconductor Equipment — 1.1%
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.97%, 05/12/24(b)		150	149,460
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 05/29/25		1,761	1,757,405
NEO Technology, Inc, Term Loan B, 04/23/26(b)(g)		740	741,850
ON Semiconductor Corp., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 03/31/23		314	312,326
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 4.60%, 09/29/23		575	574,894

			3,535,935

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software — 16.5%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 09/19/24	USD	1,661	$1,658,134
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.50%, 09/19/25		302	306,325
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%), 6.85%, 10/02/25		1,554	1,544,160
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 04/26/24		556	553,877
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.25%, 04/27/25		496	501,788
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.50%, 09/07/23		1,645	1,645,073
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.88%, 05/28/24		904	807,662
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.49%, 09/30/23		878	824,422
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, 10/01/25(g)		5,455	5,393,267
Help/Systems Holdings, Inc, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 03/28/25		720	707,870
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 02/01/22		4,109	4,109,714
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.75%, 08/05/22		2,583	2,590,331
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.74%, 11/01/23		3,169	3,170,774
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.99%, 11/01/24		1,315	1,355,278
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.23%, 09/30/24		2,294	2,306,921
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.75%, 11/29/24		2,381	2,347,742
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.75%, 12/01/25		523	511,558
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.99%, 08/01/25		617	613,593
Renaissance Learning, Inc., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.75%, 05/30/25		432	423,427
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 10/12/23		728	727,228
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.25%, 02/05/24		2,882	2,882,669
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 5.25%, 03/03/23		3,321	3,323,259
SonicWALL, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.18%, 05/16/25		348	338,238
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.85%, 09/30/22		3,550	3,550,145
SS&C Technologies Holdings Europe, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.75%, 04/16/25		1,077	1,077,457
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.75%, 07/08/22		2,032	2,033,397
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.75%, 04/16/25		1,507	1,507,401
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.75%, 04/16/25		1,095	1,095,274
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.50%, 05/01/24		1,565	1,565,596

Security		Par (000)	Value

Software (continued)
Tibco Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 12/04/20	USD	2,622	$2,621,613
Ultimate Software Group, Inc., Term Loan B, 03/15/26(g)		1,732	1,743,258
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.75%, 07/02/25		668	662,130

			54,499,581

Specialty Retail — 1.5%
Belron Finance US LLC:
2018 Term Loan B, (3 mo. LIBOR + 2.50%), 5.19%, 11/13/25		278	277,782
Term Loan B, (3 mo. LIBOR + 2.25%), 4.99%, 11/07/24		1,491	1,486,473
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.50%), 5.41%, 06/23/25	GBP	1,000	1,294,429
Leslie’s Poolmart, Inc., 2018 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 6.08%, 08/16/23	USD	752	730,415
Midas Intermediate Holdco II LLC, Incremental Term Loan B, 08/18/21(g)		335	327,462
National Vision, Inc., 2017 Repriced Term Loan, (1 mo. LIBOR + 2.50%), 5.00%, 11/20/24		153	153,282
Research Now Group, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 8.00%, 12/20/24		770	771,937

			5,041,780

Technology Hardware, Storage & Peripherals — 0.8%
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.23%, 04/29/23		2,674	2,646,509

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, Term Loan B, (1 mo. LIBOR + 5.25%, 1.00% Floor), 7.75%, 08/12/22		1,456	1,453,844
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 12/15/24		326	323,899

			1,777,743

Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, 05/23/25(g)		2,070	2,069,630

Trading Companies & Distributors — 1.2%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.73%, 01/02/25		731	725,087
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.50%, 08/13/25		496	493,142
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 4.25%, 10/17/23		2,414	2,417,095
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.50%), 6.00%, 01/04/23(b)		164	164,883
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 10/31/25		137	137,160

			3,937,367

Transportation — 0.2%
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 8.10%, 08/18/22(b)		299	297,407
Safe Fleet Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.48%, 02/01/25		513	502,451

			799,858

Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.63%, 11/28/24		299	288,145

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services — 1.4%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 03/22/24	USD	1,219	$1,177,666
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20(h)		1,032	785,463
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 04/11/25		2,622	2,603,986

			4,567,115

Total Floating Rate Loan Interests — 135.3% (Cost — $448,882,920)			446,422,098

		Shares

Investment Companies — 4.5%

United States — 4.5%
Invesco Senior Loan ETF		650,000	14,930,500

Total Investment Companies — 4.5% (Cost — $14,717,004)			14,930,500

	Beneficial Interests (000)

Other Interests(i) — 0.0%

Afghanistan — 0.0%
Lear Corp. Escrow(b)		500	5

United States — 0.0%
Millennium Corp.(b)		991	—
Millennium Lender Claims(b)		930	—

			—

Total Other Interests — 0.0% (Cost — $—)			5

		Shares

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(b)		2,642	—

Security	Shares	Value

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 07/01/19)(b)	195	$—
Bankruptcy Management Solutions, Inc. (Expires 07/01/20)(b)	292	—
HMH Holdings/EduMedia (Issued/exercisable 03/09/10, 19 Shares for 1 Warrant, Expires 06/22/19, Strike Price $42.27)(b)	1,501	—

		—

Total Warrants — 0.0% (Cost — $4,589)		—

Total Long-Term Investments — 142.5% (Cost — $472,910,967)		470,143,419

Options Purchased — 0.0% (Cost — $13,865)		14,625

Total Investments — 142.5% (Cost — $472,924,832)		470,158,044

Liabilities in Excess of Other Assets — (42.5)%		(140,185,365)

Net Assets — 100.0%		$329,972,679

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

During the six months ended April 30, 2019, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of Trust were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 10/31/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	282,908	(282,908)	—	$—	$13,032	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	888,994	EUR	789,000	State Street Bank and Trust Co.	05/06/19	$3,818
USD	3,297,087	GBP	2,526,000	State Street Bank and Trust Co.	05/07/19	2,298
USD	885,561	EUR	787,000	State Street Bank and Trust Co.	06/05/19	338

						6,454

EUR	787,000	USD	883,269	State Street Bank and Trust Co.	05/06/19	(337)

						$6,117

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Health Care Select Sector SPDR	75	06/21/19	USD	92.00	USD	669	$5,475
SPDR S&P 500 ETF Trust	50	06/21/19	USD	305.00	USD	1,470	4,700
iShares iBoxx USD High Yield Corporate Bond ETF	100	06/21/19	USD	87.00	USD	869	3,450

							13,625

Put
Invesco Senior Loan ETF	100	05/17/19	USD	22.00	USD	230	1,000

							$14,625

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$6,454	$—	$—	$6,454
Options purchased
Investments at value—unaffiliated(a)	—	—	14,625	—	—	—	14,625

	$—	$—	$14,625	$6,454	$—	$—	$21,079

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$337	$—	$—	$337

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$125,530	$—	$—	$125,530
Options purchased(a)	—	—	(1,425)	—	—	—	(1,425)
Swaps	—	—	—	—	(369,288)	—	(369,288)

	$—	$—	$(1,425)	$125,530	$(369,288)	$—	$(245,183)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(93,648)	$—	$—	$(93,648)
Options purchased(b)	—	—	26,182	—	—	—	26,182
Swaps	—	—	—	—	(2,500)	—	(2,500)

	$—	$—	$26,182	$(93,648)	$(2,500)	$—	$(69,966)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,754,499
Average amounts sold — in USD	$2,561,031
Options:
Average market value of option contracts purchased	$7,313
Total return swaps:
Average notional amount	$1,172,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$6,454		$337
Options	14,625	(a)	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$21,079		$337
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(14,625)		—

Total derivative assets and liabilities subject to an MNA	$6,454		$337

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged ) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
State Street Bank and Trust Co.	$6,454	$(337)	$—	$—	$6,117

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust Co.	$337	$(337)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Floating Rate Income Trust (BGT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$574,592	$—	$574,592
Common Stocks	13,452	47,746	350,466	411,664
Corporate Bonds	—	7,804,560	—	7,804,560
Floating Rate Loan Interests	—	428,455,733	17,966,365	446,422,098
Investment Companies	14,930,500	—	—	14,930,500
Other Interests	—	—	5	5
Options Purchased	14,625	—	—	14,625
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	—	(494)	(494)

	$14,958,577	$436,882,631	$18,316,342	$470,157,550

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$6,454	$—	$6,454
Liabilities:
Forward foreign currency contracts	—	(337)	—	(337)

	$—	$6,117	$—	$6,117

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $126,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Floating Rate Loan Interests	Warrants	Options Purchased	Total
Assets:
Opening balance, as of October 31, 2018	$2,699,975	$529,149	$—	$27,220,796	$5	$(138)	$—	$—	$30,449,787
Transfers into Level 3(a)	—	—	—	5,681,906	—	—	—	—	5,681,906
Transfers out of Level 3(b)	—	—	—	(13,000,394)		—	—	—	(13,000,394)
Accrued discounts/premiums	—	—	—	809	—	—	—	—	809
Net realized gain (loss)	(65,300)	38,883	1,621	(421,070)	—	—	(44,528)	(25,422)	(515,816)
Net change in unrealized appreciation (depreciation)(c)(d)	25	(145,925)	—	300,935	—	(356)	44,528	25,422	224,629
Purchases	—	131,156	—	6,334,003	—	—	—	—	6,465,159
Sales	(2,634,700)	(202,797)	(1,621)	(8,150,620)	—	—	—	—	(10,989,738)

Closing Balance, as of April 30, 2019	$—	$350,466	$—	$17,966,365	$5	$(494)	$—	$—	$18,316,342

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2019(d)	$—	$(145,925)	$—	$(105,617)	$—	$(678)	$—	$—	$(252,220)

(a)

As of October 31, 2018, the Trust used observable inputs in determining the value of certain investments. As of April 30, 2019, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of October 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (unaudited) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.5%

Aerospace & Defense — 0.5%
United Technologies Corp.		25,647	$3,657,946

Total Common Stocks — 0.5% (Cost — $2,968,842)			3,657,946

		Par (000)

Asset-Backed Securities — 20.5%
Ajax Mortgage Loan Trust, Series 2017-D(a):
Class A, 3.75%, 12/25/57	USD	3,239	3,335,558
Class B, 0.00%, 12/25/57(b)(c)		937	421,720
ALM VI Ltd.(a)(c):
5.30%, 07/15/26		1,010	996,277
Series 2012-6A, Class BR3, 4.35%, 07/15/26		1,200	1,184,269
ALM XII Ltd., Series 2015-12A, Class C1R2, 5.25%, 04/16/27(a)(c)		545	526,894
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(a)		2,000	2,192,763
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 9.60%, 10/15/28(a)(d)		1,000	994,883
Anchorage Capital CLO Ltd.(a):
Series 2014-3RA, Class C, 4.43%, 01/28/31(c)		1,000	962,816
Series 2014-5RA, Class E, 8.00%, 01/15/30(c)		860	804,630
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.55%), 6.15%, 07/15/30(d)		1,000	989,751
Series 2016-8A, Class DR, 5.58%, 07/28/28(c)		1,000	983,208
Ares CLO Ltd.(a)(d):
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.23%), 8.83%, 12/05/25		1,000	1,004,702
Series 2016-41A, Class D, (3 mo. LIBOR US + 4.20%), 6.80%, 01/15/29		900	902,420
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.53%, 10/24/29(a)(c)		325	309,801
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 2.62%, 11/25/36(d)		2,899	2,817,177
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.70%), 6.30%, 07/15/29(a)(d)		1,750	1,751,629
Benefit Street Partners CLO VI Ltd., Series 2015-VIA(a)(c):
Class BR, 5.00%, 10/18/29		1,000	998,231
Class CR, 6.05%, 10/18/29		1,000	994,983
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, 9.01%, 10/15/30(a)(c)		500	491,326
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 2.64%, 10/25/36(d)		6,843	5,209,720
Carrington Mortgage Loan Trust, Series 2006-FRE2(d):
Class A2, (1 mo. LIBOR US + 0.12%), 2.60%, 10/25/36		4,458	3,383,036
Class A5, (1 mo. LIBOR US + 0.08%), 2.56%, 03/25/35		9,183	6,937,347
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)		3,502	3,641,618
Elevation CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR + 4.68%), 7.36%, 11/15/28(a)(d)		800	802,106
Fremont Home Loan Trust(d):
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.64%, 05/25/36		23,167	15,785,930
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 2.63%, 11/25/36		20,883	9,391,045

Security		Par (000)	Value

Asset-Backed Securities (continued)
Galaxy CLO Ltd., Series 2015-21A, 7.84%, 04/20/31(a)(c)	USD	500	$455,472
Galaxy CLO XXIX Ltd., Series 2018- 29A, Class D, 5.08%, 11/15/26(a)(c)		530	516,903
GSAMP Trust, Series 2007-FM2, Class A2B, (1 mo. LIBOR US + 0.09%), 2.57%, 01/25/37(d)		6,889	4,507,634
Highbridge Loan Management Ltd.(a)(c):
Series 4A-2014, Class BR, 4.43%, 01/28/30		1,750	1,689,897
Series 8A-2016, Class ER, 8.09%, 07/20/30		1,000	912,658
Home Equity Mortgage Loan Asset- Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 2.65%, 04/25/37(d)		10,922	8,077,082
HPS Loan Management Ltd., Series 10A-16(a)(d):
Class C, (3 mo. LIBOR US + 3.65%), 6.24%, 01/20/28		2,500	2,473,711
Class D, (3 mo. LIBOR US + 6.50%), 9.09%, 01/20/28		1,000	976,068
Invitation Homes Trust, Series 2018- SFR2, Class E, 4.47%, 06/17/37(a)(c)		3,000	3,007,509
Long Beach Mortgage Loan Trust(d):
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.64%, 11/25/36		11,811	5,301,905
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.64%, 08/25/36		6,598	3,428,688
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 10.21%, 01/20/29(a)(d)		1,500	1,495,453
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 9.04%, 07/23/29(a)(c)		750	727,077
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 6.29%, 04/20/26(a)(d)		1,000	1,002,009
Mastr Asset-Backed Securities Trust(d):
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.15%), 2.78%, 06/25/36		9,889	5,367,839
Series 2006-WMC2, Class A5, (1 mo. LIBOR US + 0.25%), 2.98%, 04/25/36		7,348	3,077,936
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, 7.60%, 01/15/28(a)(c)		710	675,945
Oaktree CLO Ltd., Series 2015-1A, Class DR, 7.79%, 10/20/27(a)(c)		1,000	978,037
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 8.89%, 07/20/30(a)(d)		500	490,026
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 5.34%, 01/22/30(a)(c)		500	479,740
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 9.74%, 01/21/30(a)(d)		405	405,722
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(a)		3,075	3,078,974
OZLM XIV Ltd., Series 2015-14A, Class CR, 5.60%, 01/15/29(a)(c)		1,000	971,531
OZLM XIX Ltd., Series 2017-19A, Class D, 9.20%, 11/22/30(a)(c)		500	489,898
OZLM XV Ltd., Series 2016-15A, Class D, (3 mo. LIBOR US + 7.15%), 9.74%, 01/20/29(a)(d)		1,000	996,851
OZLM XXI Ltd., Series 2017-21A, Class D, 8.13%, 01/20/31(a)(c)		250	234,735
Palmer Square Loan Funding Ltd., Series 2018-5A, Class D, 6.84%, 01/20/27(a)(c)		500	497,838

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Asset-Backed Securities (continued)
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 8.91%, 11/14/29(a)(c)	USD	1,750		$1,690,562
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37		4,178		2,404,221
Rockford Tower CLO Ltd., Series 2017- 2A, Class D, (3 mo. LIBOR US + 3.45%), 6.05%, 10/15/29(a)(d)		500		499,738
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 2.88%, 09/25/47(d)		5,000		4,708,904
Scholar Funding Trust, Series 2013-A, Class R, 0.00%(b)		—	(e)	1,681,891
Sound Point CLO XIV Ltd., Series 2016- 3A, Class E, (3 mo. LIBOR US + 6.65%), 9.24%, 01/23/29(a)(d)		1,000		995,300
Thayer Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.10%), 8.69%, 04/20/29(a)(d)		500		481,758
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 9.11%, 07/15/29(a)(d)		500		490,367
Treman Park CLO Ltd., Series 2015-1A, Class DRR, 5.24%, 10/20/28(a)(c)		1,500		1,469,842
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 2.72%, 05/25/37(d)		8,820		7,547,617
Wellfleet CLO Ltd., Series 2017-3A, Class B, 4.54%, 01/17/31(a)(c)		500		479,551
York CLO-2 Ltd., Series 2015-1A, Class ER, 8.24%, 01/22/31(a)(c)		250		232,726

Total Asset-Backed Securities — 20.5% (Cost — $137,969,946)				142,813,455

Corporate Bonds — 69.6%

Aerospace — 0.1%
Axtel SAB de CV, 6.38%, 11/14/24(a)(f)		525		525,207
SoftBank Group Corp., 4.00%, 04/20/23	EUR	240		289,358

				814,565

Aerospace & Defense — 2.5%
Arconic, Inc.:
5.40%, 04/15/21	USD	12		12,368
5.87%, 02/23/22(f)		1,065		1,117,129
5.13%, 10/01/24(f)		808		833,210
BBA US Holdings, Inc., 5.38%, 05/01/26(a)		322		330,050
Bombardier, Inc.(a):
8.75%, 12/01/21(f)		709		784,331
5.75%, 03/15/22		350		353,938
6.00%, 10/15/22		10		10,006
6.13%, 01/15/23(f)		670		670,838
7.50%, 12/01/24(f)		1,186		1,205,806
7.50%, 03/15/25(f)		734		736,752
7.88%, 04/15/27(f)		1,982		1,994,387
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)(f)		448		475,440
Lockheed Martin Corp., 4.09%, 09/15/52(f)		451		456,809
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(a)(f)		197		200,448
TransDigm UK Holdings PLC, 6.88%, 05/15/26(a)		231		232,155
TransDigm, Inc.:
6.00%, 07/15/22(f)		325		329,469
6.50%, 05/15/25		44		44,440
6.25%, 03/15/26(a)(f)		6,725		7,002,406

Security		Par (000)	Value

Aerospace & Defense (continued)
6.38%, 06/15/26	USD	89	$89,223
7.50%, 03/15/27(a)		96	99,000
United Technologies Corp., 3.75%, 11/01/46(f)		700	646,318

			17,624,523

Air Freight & Logistics — 0.1%
FedEx Corp.(f):
3.90%, 02/01/35		500	473,863
4.75%, 11/15/45		500	493,663
XPO Logistics, Inc., 6.75%, 08/15/24(a)		22	22,715

			990,241

Airlines — 2.2%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/22(a)		2,094	2,141,711
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(f)		1,277	1,323,120
Series 2017-1, Class B, 4.95%, 08/15/26		1,444	1,480,895
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		865	855,485
Continental Airlines Pass-Through Trust, Class B:
Series 2007-1, 6.90%, 10/19/23		133	137,923
Series 2012-1, 6.25%, 10/11/21		225	230,088
Delta Air Lines Pass-Through Trust, Class B:
Series 2007-1, 8.02%, 02/10/24		1,201	1,318,949
Series 2012-1, 6.88%, 11/07/20(a)(f)		1,754	1,755,434
Latam Finance Ltd., 6.88%, 04/11/24(a)		737	757,990
United Airlines Pass-Through Trust(f):
Series 2014-2, Class B, 4.63%, 03/03/24		1,849	1,881,102
Series 2015-1, Class A, 3.70%, 06/01/24		3,570	3,577,497

			15,460,194

Auto Components — 0.9%
Adient US LLC, 7.00%, 05/15/26(a)(g)		25	25,594
Allison Transmission, Inc.(a):
5.00%, 10/01/24		38	38,434
5.88%, 06/01/29		253	260,590
Aptiv PLC(f):
4.25%, 01/15/26		400	413,063
4.40%, 10/01/46		280	250,047
GKN Holdings PLC, 3.38%, 05/12/32	GBP	100	126,031
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	77	74,853
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(f):
6.25%, 02/01/22		341	351,326
6.75%, 02/01/24		354	370,373
6.38%, 12/15/25		284	296,070
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26	EUR	101	116,255
6.25%, 05/15/26(a)	USD	1,545	1,608,731
8.50%, 05/15/27(a)		2,075	2,145,550
Tesla, Inc., 5.30%, 08/15/25(a)		246	210,330

			6,287,247

Automobiles — 0.3%
General Motors Co., 6.25%, 10/02/43(f)		2,194	2,312,189

Banks — 0.7%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(h)	EUR	100	117,267
Banco BPM SpA, 1.75%, 04/24/23		100	111,722
Banco de Sabadell SA, 2.10%, 05/10/24(g)		100	111,936
Barclays PLC:
4.38%, 09/11/24(f)	USD	720	725,492
5.20%, 05/12/26		200	206,929

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
BBVA Bancomer SA, 6.75%, 09/30/22(a)	USD	682	$740,662
CIT Group, Inc.:
5.00%, 08/01/23(f)		847	883,844
5.25%, 03/07/25		339	360,611
6.13%, 03/09/28		290	322,988
HSBC Holdings PLC, 4.38%, 11/23/26(f)		370	380,451
Promerica Financial Corp., 9.70%, 05/14/24(a)		200	209,205
Standard Chartered PLC, 4.87%, 03/15/33(a)(c)(f)		500	509,695
Unione di Banche Italiane SpA, 5.88%, 03/04/29(c)	EUR	100	114,850

			4,795,652

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(a)(f)	USD	2,160	2,191,800
Central American Bottling Corp., 5.75%, 01/31/27(a)		637	655,871
Horizon Parent Holdings Sarl, (8.25% Cash or 9.00% PIK), 8.25%, 02/15/22(i)	EUR	100	114,855
OI European Group BV, 4.00%, 03/15/23(a)	USD	209	205,865

			3,168,391

Biotechnology — 0.3%
Amgen, Inc., 4.40%, 05/01/45(f)		1,100	1,080,182
Gilead Sciences, Inc., 4.75%, 03/01/46(f)		700	731,563

			1,811,745

Building Materials — 0.0%
Cemex SAB de CV, 3.13%, 03/19/26	EUR	100	114,684
Jeld-Wen, Inc., 4.63%, 12/15/25(a)	USD	163	155,257

			269,941

Building Products — 0.5%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(a)		317	326,510
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(a)		21	20,206
Jeld-Wen, Inc., 4.88%, 12/15/27(a)		23	21,965
Masonite International Corp.(a):
5.63%, 03/15/23(f)		373	381,392
5.75%, 09/15/26		188	192,230
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(a)		125	129,963
Standard Industries, Inc.(a):
5.50%, 02/15/23		72	73,080
5.38%, 11/15/24		522	531,787
6.00%, 10/15/25(f)		659	687,970
5.00%, 02/15/27		48	47,160
4.75%, 01/15/28		68	65,195
USG Corp.(a)(f):
5.50%, 03/01/25		299	302,738
4.88%, 06/01/27		366	369,660

			3,149,856

Cable Television Services — 0.1%
Cincinnati Bell, Inc., 8.00%, 10/15/25(a)(f)		173	157,862
ViaSat, Inc., 5.63%, 04/15/27(a)		615	627,300

			785,162

Capital Markets — 0.6%
Blackstone CQP Holdco LP(a):
6.50%, 03/20/21(f)		2,427	2,436,101
6.00%, 08/18/21		395	393,025
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	117,207
Lions Gate Capital Holdings LLC(a):
6.38%, 02/01/24	USD	30	31,388
5.88%, 11/01/24		203	207,060
Owl Rock Capital Corp., 5.25%, 04/15/24		226	227,099
Raymond James Financial, Inc., 4.95%, 07/15/46(f)		400	420,206

Security		Par (000)	Value

Capital Markets (continued)
Stevens Holding Co., Inc., 6.13%, 10/01/26(a)	USD	197	$207,343

			4,039,429

Chemicals — 1.6%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(a)(i)		306	303,705
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(a)(f)		2,170	2,202,550
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)(f)		265	266,073
Blue Cube Spinco LLC(f):
9.75%, 10/15/23		915	1,022,512
10.00%, 10/15/25		430	489,125
Chemours Co.:
4.00%, 05/15/26	EUR	100	116,637
5.38%, 05/15/27(f)	USD	459	457,853
Cydsa SAB de CV, 6.25%, 10/04/27(a)(f)		914	894,719
Element Solutions, Inc., 5.88%, 12/01/25(a)(f)		1,766	1,807,942
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		298	302,196
INEOS Finance PLC, 4.00%, 05/01/23	EUR	115	130,274
Mexichem SAB de CV, 5.50%, 01/15/48(a)(f)	USD	526	501,015
Montichem Holdco 3 SA, 5.25%, 06/15/21	EUR	100	112,469
NOVA Chemicals Corp., 4.88%, 06/01/24(a)(f)	USD	319	311,823
Olin Corp., 5.00%, 02/01/30		135	133,650
PQ Corp.(a)(f):
6.75%, 11/15/22		437	452,295
5.75%, 12/15/25		644	640,780
Sherwin-Williams Co., 4.50%, 06/01/47(f)		310	307,494
Versum Materials, Inc., 5.50%, 09/30/24(a)		190	202,113
WR Grace & Co-Conn(a)(f):
5.13%, 10/01/21		277	286,695
5.63%, 10/01/24		300	321,750

			11,263,670

Commercial Services & Supplies — 1.6%
ADT Security Corp.:
6.25%, 10/15/21(f)		234	245,922
3.50%, 07/15/22(f)		401	388,970
4.13%, 06/15/23		157	153,565
4.88%, 07/15/32(a)		365	302,038
Advanced Disposal Services, Inc., 5.63%, 11/15/24(a)(f)		176	184,800
Aviation Capital Group Corp., 6.75%, 04/06/21(a)(f)		5,000	5,332,709
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)(f)		455	459,550
Core & Main LP, 6.13%, 08/15/25(a)(f)		968	960,740
Fortress Transportation & Infrastructure Investors LLC(a):
6.75%, 03/15/22		85	87,338
6.50%, 10/01/25		92	94,300
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)(f)		488	433,100
KAR Auction Services, Inc., 5.13%, 06/01/25(a)(f)		283	283,000
Mobile Mini, Inc., 5.88%, 07/01/24(f)		585	602,550
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)(f)		188	193,170
United Rentals North America, Inc.:
5.75%, 11/15/24(f)		342	352,003
4.63%, 10/15/25(f)		453	449,602
5.88%, 09/15/26		183	191,235
5.50%, 05/15/27		395	406,850

			11,121,442

Communications Equipment — 0.7%
CommScope Technologies LLC(a):
6.00%, 06/15/25		5	5,078
5.00%, 03/15/27		82	76,670

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
CommScope, Inc.(a):
5.50%, 03/01/24(f)	USD	1,247	$1,300,777
6.00%, 03/01/26		856	906,290
8.25%, 03/01/27		99	106,920
Nokia OYJ(f):
3.38%, 06/12/22		126	125,806
4.38%, 06/12/27		177	177,443
6.63%, 05/15/39		245	260,925
Zayo Group LLC/Zayo Capital, Inc.(f):
6.38%, 05/15/25		343	349,002
5.75%, 01/15/27(a)		1,686	1,711,290

			5,020,201

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)(f)		321	301,740
frontdoor, Inc., 6.75%, 08/15/26(a)		436	457,255
SPIE SA, 3.13%, 03/22/24	EUR	100	116,961
SRS Distribution, Inc., 8.25%, 07/01/26(a)	USD	33	32,257

			908,213

Construction Materials — 0.5%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(a)		136	140,930
HD Supply, Inc., 5.38%, 10/15/26(a)(f)		2,397	2,480,895
Navistar International Corp., 6.63%, 11/01/25(a)(f)		375	382,031
New Enterprise Stone & Lime Co., Inc.(a):
10.13%, 04/01/22		162	165,928
6.25%, 03/15/26		88	89,210
Williams Scotsman International, Inc.(a):
7.88%, 12/15/22		129	135,128
6.88%, 08/15/23		184	187,220

			3,581,342

Consumer Discretionary — 0.4%
AA Bond Co. Ltd., 4.88%, 07/31/43	GBP	125	164,067
Dun & Bradstreet Corp., 6.88%, 08/15/26(a)	USD	1,077	1,119,434
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(a)(f)		156	153,660
Viking Cruises Ltd.(a)(f):
6.25%, 05/15/25		300	310,500
5.88%, 09/15/27		1,040	1,034,800

			2,782,461

Consumer Finance — 1.6%
Ally Financial, Inc., 8.00%, 11/01/31(f)		2,734	3,499,520
Credit Acceptance Corp., 6.63%, 03/15/26(a)		187	196,818
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		457	441,286
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	100	126,285
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(i)	EUR	144	163,045
Navient Corp.:
5.00%, 10/26/20(f)	USD	370	375,087
6.63%, 07/26/21(f)		141	147,698
6.50%, 06/15/22(f)		104	109,590
5.50%, 01/25/23		399	405,982
7.25%, 09/25/23(f)		306	331,245
5.88%, 10/25/24		101	101,505
6.75%, 06/25/25(f)		123	125,460
6.75%, 06/15/26		131	131,994
Nexi Capital SpA, 3.63%, 05/01/23(c)	EUR	100	113,411
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26		118	133,381
4.50%, 05/15/26(a)		480	542,568
6.25%, 05/15/26(a)	USD	257	263,746

Security		Par (000)	Value

Consumer Finance (continued)
8.25%, 11/15/26(a)(f)	USD	1,372	$1,390,426
Springleaf Finance Corp.:
6.13%, 05/15/22		85	89,786
5.63%, 03/15/23		9	9,349
6.13%, 03/15/24		535	564,425
6.88%, 03/15/25		334	358,215
7.13%, 03/15/26		175	187,906
Verscend Escrow Corp., 9.75%, 08/15/26(a)(f)		1,375	1,454,062

			11,262,790

Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
4.63%, 05/15/23		1,312	1,324,385
7.25%, 05/15/24(f)		2,108	2,220,883
4.75%, 07/15/27	GBP	100	126,956
BWAY Holding Co., 5.50%, 04/15/24(a)(f)	USD	1,541	1,530,444
Crown Americas LLC/Crown Americas Capital Corp. VI:
4.75%, 02/01/26(f)		543	551,824
4.25%, 09/30/26		513	499,534
Greif, Inc., 6.50%, 03/01/27(a)		107	110,210
Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)		159	162,578
Mercer International, Inc.:
6.50%, 02/01/24		134	138,020
5.50%, 01/15/26		139	137,263
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a):
5.13%, 07/15/23		48	48,696
7.00%, 07/15/24		803	830,101
Sealed Air Corp.:
4.50%, 09/15/23	EUR	100	126,062
5.13%, 12/01/24(a)	USD	54	56,025
6.88%, 07/15/33(a)		44	47,960
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	115,241
Suzano Austria GmbH, 6.00%, 01/15/29(a)	USD	1,201	1,284,446

			9,310,628

Diversified Consumer Services — 0.6%
APX Group, Inc.(f):
8.75%, 12/01/20		351	345,735
7.88%, 12/01/22		185	184,537
Ascend Learning LLC(a):
6.88%, 08/01/25(f)		298	301,725
6.88%, 08/01/25		641	651,416
Graham Holdings Co., 5.75%, 06/01/26(a)		204	213,690
Laureate Education, Inc., 8.25%, 05/01/25(a)		138	149,385
Matthews International Corp., 5.25%, 12/01/25(a)		126	123,008
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	137,572
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
9.25%, 05/15/23(f)	USD	236	248,732
5.25%, 04/15/24		388	388,970
5.75%, 04/15/26		673	679,865
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)(f)		546	551,460
Verisure Holding AB, 3.50%, 05/15/23	EUR	100	116,326

			4,092,421

Diversified Financial Services — 1.1%
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)	USD	624	639,525
Docuformas SAPI de CV, 9.25%, 10/11/22(a)(f)		508	491,109
Ford Motor Credit Co. LLC, 4.39%, 01/08/26(f)		1,250	1,223,855
FS Energy & Power Fund, 7.50%, 08/15/23(a)		93	96,043
Garfunkelux Holdco 3 SA, 4.50%, 09/01/23(c)	EUR	100	96,458

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
General Motors Financial Co., Inc., 4.25%, 05/15/23	USD	326	$334,116
Gilex Holding Sarl, 8.50%, 05/02/23(a)(g)		256	271,424
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)(f)		2,888	2,787,047
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(i)	EUR	101	115,473
Lincoln Financing Sarl:
3.63%, 04/01/24		100	114,992
3.88%, 04/01/24(c)		100	113,257
MSCI, Inc., 5.25%, 11/15/24(a)	USD	127	130,810
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)(f)		434	443,222
Travelport Corporate Finance PLC, 6.00%, 03/15/26(a)		204	219,300
Vantiv LLC/Vanity Issuer Corp., 3.88%, 11/15/25(a)	GBP	100	135,877
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	115,122
WMG Acquisition Corp.:
4.13%, 11/01/24		90	105,587
5.50%, 04/15/26(a)	USD	197	201,433

			7,634,650

Diversified Telecommunication Services — 2.9%
AT&T, Inc., 4.75%, 05/15/46(f)		2,545	2,526,901
CenturyLink, Inc.:
Series P, 7.60%, 09/15/39		61	53,375
Series S, 6.45%, 06/15/21(f)		516	537,930
Series U, 7.65%, 03/15/42(f)		383	337,193
Series W, 6.75%, 12/01/23(f)		386	409,643
Series Y, 7.50%, 04/01/24(f)		934	1,002,882
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)(f)		452	416,984
Embarq Corp., 8.00%, 06/01/36		507	500,029
Frontier Communications Corp.:
10.50%, 09/15/22		159	116,070
11.00%, 09/15/25(f)		1,373	889,018
8.00%, 04/01/27(a)(f)		1,702	1,759,442
Level 3 Financing, Inc.:
5.38%, 08/15/22		108	108,405
5.63%, 02/01/23		146	147,460
5.13%, 05/01/23(f)		360	363,697
5.38%, 05/01/25		146	148,716
5.25%, 03/15/26(f)		916	930,031
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(i)		507	532,350
Telecom Italia Capital SA:
6.38%, 11/15/33		69	67,081
6.00%, 09/30/34		246	227,550
Telecom Italia SpA:
4.00%, 04/11/24	EUR	100	117,507
5.30%, 05/30/24(a)	USD	400	398,500
Telecom Italia SpA/Milano, 2.75%, 04/15/25	EUR	100	109,636
Verizon Communications, Inc., 6.55%, 09/15/43(f)	USD	6,500	8,558,029

			20,258,429

Electric Utilities — 1.2%
AES Corp.:
4.50%, 03/15/23		227	230,666
4.88%, 05/15/23(f)		248	251,859
6.00%, 05/15/26		256	270,720
5.13%, 09/01/27		45	46,800
DPL, Inc., 7.25%, 10/15/21		34	36,550
Duke Energy Corp., 4.80%, 12/15/45(f)		1,500	1,616,464
Emera US Finance LP, 4.75%, 06/15/46(f)		200	204,334
Enel Finance International NV, 3.63%, 05/25/27(a)(f)		1,250	1,204,015

Security		Par (000)	Value

Electric Utilities (continued)
Energuate Trust, 5.88%, 05/03/27(a)(f)	USD	575	$571,875
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(a)		1,137	1,181,474
Inkia Energy Ltd., 5.88%, 11/09/27(a)(f)		455	455,257
NextEra Energy Operating Partners LP(a):
4.25%, 09/15/24		119	119,387
4.50%, 09/15/27		150	147,375
Southern Co., 4.40%, 07/01/46(f)		1,000	1,005,445
Talen Energy Supply LLC:
6.50%, 06/01/25		60	52,650
10.50%, 01/15/26(a)		60	62,400
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37(f)		750	913,962

			8,371,233

Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23(f)		325	332,215
5.50%, 12/01/24(f)		724	766,535
5.00%, 09/01/25		127	130,334
Corning, Inc., 4.38%, 11/15/57(f)		1,915	1,762,993
Itron, Inc., 5.00%, 01/15/26(a)		29	28,782

			3,020,859

Energy Equipment & Services — 0.4%
Apergy Corp., 6.38%, 05/01/26		173	178,622
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(a)		173	180,136
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(a)		187	181,624
Ensco PLC:
5.20%, 03/15/25		364	292,343
5.75%, 10/01/44		39	25,643
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(a)(f)		300	300,000
Oceaneering International, Inc., 4.65%, 11/15/24		52	49,384
Odebrecht Oil & Gas Finance Ltd., 0.00%(a)(j)(k)	BRL	155	1,159
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)	USD	263	270,945
Pioneer Energy Services Corp., 6.13%, 03/15/22(f)		193	127,380
Transocean, Inc.:
8.38%, 12/15/21		47	49,703
7.25%, 11/01/25(a)		421	416,790
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26(f)		329	346,069
6.88%, 09/01/27(a)		489	514,672
Weatherford International Ltd., 5.95%, 04/15/42(f)		182	114,660

			3,049,130

Entertainment — 0.3%
Netflix, Inc.:
4.38%, 11/15/26(f)		164	162,155
5.88%, 11/15/28(f)		904	951,460
3.88%, 11/15/29	EUR	100	114,828
5.38%, 11/15/29(a)	USD	566	573,075

			1,801,518

Environmental, Maintenance, & Security Service — 0.2%
GFL Environmental, Inc.(a):
7.00%, 06/01/26		308	300,300
8.50%, 05/01/27		350	364,616
Tervita Escrow Corp., 7.63%, 12/01/21(a)(f)		383	387,787
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		177	176,115

			1,228,818

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 1.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)	USD	199	$201,736
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)(f)		171	170,573
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		34	34,425
Iron Mountain, Inc., 4.88%, 09/15/27(a)		471	455,987
iStar, Inc.:
4.63%, 09/15/20		40	40,400
6.00%, 04/01/22(f)		96	98,280
5.25%, 09/15/22(f)		81	81,608
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(f):
5.63%, 05/01/24		1,745	1,830,069
4.50%, 09/01/26		715	706,062
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24		88	89,980
5.00%, 10/15/27(f)		1,095	1,097,737
Starwood Property Trust, Inc., 5.00%, 12/15/21(f)		278	283,907
Trust F/1401, 6.95%, 01/30/44		1,738	1,864,692
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23(f)		168	183,631
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		148	150,960

			7,290,047

Food & Staples Retailing — 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24(f)		206	212,437
5.75%, 03/15/25		94	93,295
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, 7.50%, 03/15/26(a)		127	134,620
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	132,358
Tesco Corporate Treasury Services PLC, 2.50%, 05/02/25(g)		100	129,997
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44(f)	USD	750	703,371

			1,406,078

Food Products — 0.9%
Aramark Services, Inc.:
5.00%, 04/01/25(a)		347	356,542
4.75%, 06/01/26(f)		252	255,780
5.00%, 02/01/28(a)(f)		681	693,122
B&G Foods, Inc., 5.25%, 04/01/25		61	59,853
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(a)(f)		174	158,340
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		49	49,857
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		594	606,474
5.75%, 06/15/25(f)		1,153	1,179,686
6.75%, 02/15/28(f)		210	221,295
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(a)		822	871,320
MARB BondCo PLC:
7.00%, 03/15/24		229	233,494
6.88%, 01/19/25(a)		637	634,892
Post Holdings, Inc.(a):
5.50%, 03/01/25(f)		273	279,484
5.75%, 03/01/27(f)		294	301,350
5.63%, 01/15/28		86	86,936
Simmons Foods, Inc., 7.75%, 01/15/24(a)		279	298,181

			6,286,606

Security		Par (000)	Value

Health Care Equipment & Supplies — 0.9%
Avantor, Inc.(a)(f):
6.00%, 10/01/24	USD	2,057	$2,146,351
9.00%, 10/01/25		1,379	1,499,662
Hologic, Inc.(a):
4.38%, 10/15/25		225	222,891
4.63%, 02/01/28		141	139,238
Immucor, Inc., 11.13%, 02/15/22(a)		112	113,680
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 08/01/22(a)(f)		194	178,965
Ortho-Clinical Diagnostics, Inc./Ortho- Clinical Diagnostics SA, 6.63%, 05/15/22(a)(f)		1,888	1,844,340
Teleflex, Inc.:
4.88%, 06/01/26		284	289,680
4.63%, 11/15/27		72	71,640

			6,506,447

Health Care Providers & Services — 3.2%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		72	72,360
5.63%, 02/15/23		43	43,430
6.50%, 03/01/24		357	369,495
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		164	177,735
Centene Corp.:
6.13%, 02/15/24		40	41,900
5.38%, 06/01/26(a)(f)		2,334	2,427,897
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		709	719,635
8.00%, 03/15/26		683	664,218
DaVita, Inc., 5.13%, 07/15/24(f)		276	276,000
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(a)(f)(i)		247	248,235
Encompass Health Corp., 5.75%, 11/01/24		76	77,045
Envision Healthcare Crop., 8.75%, 10/15/26(a)		571	538,168
HCA, Inc.:
5.38%, 02/01/25(f)		1,326	1,395,615
5.88%, 02/15/26		54	58,185
5.38%, 09/01/26		453	477,915
5.63%, 09/01/28		1,080	1,150,200
5.88%, 02/01/29		921	991,226
MEDNAX, Inc.(a):
5.25%, 12/01/23(f)		198	201,465
6.25%, 01/15/27		844	860,880
Molina Healthcare, Inc.:
5.38%, 11/15/22		207	216,056
4.88%, 06/15/25(a)		279	277,605
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)(f)		404	406,101
Northwell Healthcare, Inc., 4.26%, 11/01/47(f)		686	686,646
NVA Holdings, Inc., 6.88%, 04/01/26(a)		206	207,545
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(f)(i)		788	784,060
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)(f)		711	756,104
Sotera Health Holdings LLC, 6.50%, 05/15/23(a)		433	437,330
Surgery Center Holdings, Inc.(a):
6.75%, 07/01/25(f)		513	477,090
10.00%, 04/15/27		317	325,718
Team Health Holdings, Inc., 6.38%, 02/01/25(a)(f)		378	321,300
Tenet Healthcare Corp.:
6.00%, 10/01/20		862	891,092
8.13%, 04/01/22(f)		1,295	1,381,713
4.63%, 07/15/24(f)		447	448,259
6.25%, 02/01/27(a)(f)		1,503	1,566,877
UnitedHealth Group, Inc., 4.38%, 03/15/42(f)		750	781,965

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Vizient, Inc.(a):
10.38%, 03/01/24(f)	USD	382	$412,025
6.25%, 05/15/27(g)		483	498,698
WellCare Health Plans, Inc.:
5.25%, 04/01/25		543	560,648
5.38%, 08/15/26(a)		387	405,305

			22,633,741

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		525	520,407
IQVIA, Inc.:
3.25%, 03/15/25	EUR	194	221,354
3.25%, 03/15/25(a)		100	114,100
5.00%, 10/15/26(a)	USD	548	559,645

			1,415,506

Hotels, Restaurants & Leisure — 4.9%
1011778 BC ULC/New Red Finance, Inc.(a)(f):
4.25%, 05/15/24		576	567,360
5.00%, 10/15/25		2,621	2,601,342
Boyd Gaming Corp., 6.00%, 08/15/26		133	138,154
Boyne USA, Inc., 7.25%, 05/01/25(a)		218	236,530
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(a)(f)		353	345,058
Churchill Downs, Inc.(a):
5.50%, 04/01/27		656	673,220
4.75%, 01/15/28		278	272,440
Eldorado Resorts, Inc.:
6.00%, 04/01/25		106	109,449
6.00%, 09/15/26		138	143,175
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	3,320	4,613,784
ESH Hospitality, Inc., 5.25%, 05/01/25(a)(f)	USD	242	242,908
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		148	155,623
5.25%, 06/01/25		124	130,317
5.38%, 04/15/26		208	219,660
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		134	134,335
Golden Nugget, Inc., 6.75%, 10/15/24(a)(f)		1,429	1,461,152
Hilton Domestic Operating Co., Inc.(f):
4.25%, 09/01/24		382	382,516
5.13%, 05/01/26(a)		852	872,235
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		246	249,383
IRB Holding Corp., 6.75%, 02/15/26(a)		61	60,543
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.00%, 06/01/24		45	46,013
5.25%, 06/01/26(f)		406	418,687
4.75%, 06/01/27		9	8,936
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26(a)		48	50,400
McDonald’s Corp., 3.70%, 01/30/26(f)		750	771,432
Melco Resorts Finance Ltd., 4.88%, 06/06/25(a)(f)		245	244,102
MGM Resorts International:
6.63%, 12/15/21(f)		1,419	1,523,226
7.75%, 03/15/22(f)		296	327,450
4.63%, 09/01/26		38	37,609
5.50%, 04/15/27		186	191,813
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/21(f)		460	460,575
Scientific Games International, Inc.:
10.00%, 12/01/22(f)		380	399,950
5.00%, 10/15/25(a)(f)		872	867,367

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
3.38%, 02/15/26	EUR	300	$331,160
8.25%, 03/15/26(a)	USD	930	963,712
Six Flags Entertainment Corp.(a):
4.88%, 07/31/24(f)		1,796	1,796,000
5.50%, 04/15/27		99	101,079
Station Casinos LLC, 5.00%, 10/01/25(a)		144	141,480
Stonegate Pub Co. Financing PLC:
7.09%, 03/15/22(c)	GBP	100	131,051
4.88%, 03/15/22		100	132,177
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 03/30/21		946	1,290,913
Series M, 7.40%, 03/28/24		6,400	9,337,894
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	16	16,400
5.75%, 04/01/27		76	76,380
Wynn Macau Ltd., 5.50%, 10/01/27(a)(f)		600	586,323
Yum! Brands, Inc.:
3.88%, 11/01/23		110	109,450
5.35%, 11/01/43		7	6,160

			33,976,923

Household Durables — 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(a)(f)		599	610,680
Century Communities, Inc., 6.88%, 05/15/22(f)		569	578,957
Lennar Corp.:
6.25%, 12/15/21(f)		450	473,625
4.88%, 12/15/23		146	150,928
4.75%, 05/30/25(f)		410	419,225
5.25%, 06/01/26		32	33,200
4.75%, 11/29/27(f)		425	433,266
Mattamy Group Corp.(a):
6.88%, 12/15/23		133	137,655
6.50%, 10/01/25		205	208,588
MDC Holdings, Inc., 6.00%, 01/15/43		144	126,720
Meritage Homes Corp., 5.13%, 06/06/27		91	89,863
PulteGroup, Inc.:
6.38%, 05/15/33(f)		469	487,760
6.00%, 02/15/35		48	47,160
Tempur Sealy International, Inc., 5.50%, 06/15/26(f)		191	190,035
TRI Pointe Group, Inc., 4.88%, 07/01/21		66	66,990
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 06/15/19(f)		225	224,613

			4,279,265

Household Products — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24(a)		102	100,980
Energizer Holdings, Inc.(a):
6.38%, 07/15/26		54	55,738
7.75%, 01/15/27		448	485,520

			642,238

Independent Power and Renewable Electricity Producers — 1.1%
AES Corp., 5.50%, 04/15/25		187	194,104
Calpine Corp.:
5.38%, 01/15/23(f)		999	1,006,492
5.88%, 01/15/24(a)(f)		453	462,060
5.50%, 02/01/24		77	76,423
5.75%, 01/15/25		411	406,890
5.25%, 06/01/26(a)(f)		860	861,075
Clearway Energy Operating LLC:
5.38%, 08/15/24(f)		379	385,204
5.75%, 10/15/25(a)		384	392,640
Genneia SA, 8.75%, 01/20/22(a)(f)		1,061	835,049

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc.(f):
6.63%, 01/15/27	USD	1,425	$1,524,750
5.75%, 01/15/28		672	711,628
QEP Resources, Inc., 5.38%, 10/01/22(f)		516	507,615
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		214	211,593
6.63%, 06/15/25(l)		35	36,575
5.00%, 01/31/28		214	211,058

			7,823,156

Industrial Conglomerates — 0.3%
Algeco Global Finance PLC:
6.50%, 02/15/23	EUR	100	117,656
8.00%, 02/15/23(a)		761	778,122
BWX Technologies, Inc., 5.38%, 07/15/26(a)	USD	470	479,400
Vertiv Group Corp., 9.25%, 10/15/24(a)(f)	USD	635	620,713

			1,995,891

Insurance — 1.0%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(a)		129	134,886
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(a)(f)		1,505	1,546,387
AmWINS Group, Inc., 7.75%, 07/01/26(a)		262	263,965
Aon PLC, 3.88%, 12/15/25(f)		1,280	1,323,390
Assicurazioni Generali SpA(3 mo. EURIBOR + 7.11%), 7.75%, 12/12/42(h)	EUR	100	133,808
HUB International Ltd., 7.00%, 05/01/26(a)	USD	1,377	1,389,049
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23		768	773,760
9.13%, 07/15/26		171	171,427
Nationwide Building Society, 4.13%, 10/18/32(a)(c)(f)		690	655,656
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(a)(f)		700	720,793
USI, Inc., 6.88%, 05/01/25(a)		72	71,730

			7,184,851

Interactive Media & Services — 0.7%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	115,945
2.88%, 10/01/25		100	115,244
5.88%, 01/15/26(f)	USD	875	924,219
Match Group, Inc., 5.63%, 02/15/29(a)		209	213,703
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(f)		182	169,715
Sabre GLBL, Inc., 5.25%, 11/15/23(a)(f)		305	311,100
SS&C Technologies, Inc., 5.50%, 09/30/27(a)(f)		1,829	1,875,868
Symantec Corp., 5.00%, 04/15/25(a)(f)		538	548,551
Uber Technologies, Inc., 7.50%, 11/01/23(a)(f)		328	344,400
United Group BV(3 mo. EURIV + 4.38%), 4.38%, 07/01/23(d)	EUR	100	112,225

			4,730,970

IT Services — 0.9%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		130	148,306
9.75%, 09/01/26(a)(f)	USD	2,151	2,156,377
First Data Corp.(a):
5.00%, 01/15/24		160	164,018
5.75%, 01/15/24(f)	USD	2,668	2,749,707
Gartner, Inc., 5.13%, 04/01/25(a)(f)		207	212,014
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	119,669
WEX, Inc., 4.75%, 02/01/23(a)	USD	108	108,405
Xerox Corp.:
4.80%, 03/01/35		398	320,390

Security		Par (000)	Value

IT Services (continued)
6.75%, 12/15/39	USD	59	$56,198

			6,035,084

Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(a)		901	901,282

Machinery — 0.6%
Colfax Corp.(a):
6.00%, 02/15/24		680	706,350
6.38%, 02/15/26		321	339,859
Manitowoc Co., Inc., 9.00%, 04/01/26(a)		289	291,529
Mueller Water Products, Inc., 5.50%, 06/15/26(a)		377	383,598
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	118	131,687
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)(f)	USD	607	607,734
SPX FLOW, Inc.(a):
5.63%, 08/15/24(f)		228	233,130
5.88%, 08/15/26		93	95,325
Terex Corp., 5.63%, 02/01/25(a)(f)		419	424,237
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)(f)		900	828,000
Wabash National Corp., 5.50%, 10/01/25(a)(f)		286	271,700

			4,313,149

Media — 7.1%
Altice Financing SA(a)(f):
6.63%, 02/15/23		633	648,825
7.50%, 05/15/26		849	861,735
Altice France SA:
6.25%, 05/15/24(a)		406	416,150
7.38%, 05/01/26(a)(f)		2,017	2,043,473
5.88%, 02/01/27	EUR	100	118,910
8.13%, 02/01/27(a)(f)	USD	1,400	1,463,000
Altice Luxembourg SA, 7.75%, 05/15/22(a)(f)		1,199	1,221,481
AMC Networks, Inc., 4.75%, 08/01/25(f)		878	873,250
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23(f)		709	720,521
4.00%, 03/01/23(a)(f)		421	422,053
5.13%, 05/01/27(a)(f)		2,613	2,652,195
5.88%, 05/01/27(a)		54	56,093
5.00%, 02/01/28(a)(f)		471	470,411
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45(f)		3,000	3,398,193
Clear Channel International BV, 8.75%, 12/15/20(a)(f)		906	926,385
Clear Channel Worldwide Holdings, Inc.(f):
6.50%, 11/15/22		261	267,123
9.25%, 02/15/24(a)		2,800	3,013,500
Series B, 6.50%, 11/15/22		2,677	2,733,886
Comcast Corp.(f):
4.60%, 08/15/45		1,750	1,863,911
4.70%, 10/15/48		2,750	2,987,562
CSC Holdings LLC:
5.38%, 07/15/23(a)(f)		980	1,002,050
5.25%, 06/01/24(f)		789	802,807
7.75%, 07/15/25(a)(f)		830	891,991
6.63%, 10/15/25(a)		288	306,000
10.88%, 10/15/25(a)(f)		1,603	1,843,450
5.50%, 05/15/26(a)(f)		600	616,125
5.38%, 02/01/28(a)		200	203,250
6.50%, 02/01/29(a)		814	874,032
Series 144S, 5.13%, 12/15/21(a)(f)		218	218,545
Series 144S, 5.13%, 12/15/21(a)		542	543,355

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Discovery Communications LLC, 4.95%, 05/15/42(f)	USD	400	$383,554
DISH DBS Corp.(f):
6.75%, 06/01/21		397	409,381
5.88%, 07/15/22		1,037	1,011,801
5.00%, 03/15/23		303	277,624
5.88%, 11/15/24		214	184,575
eircom Finance DAC, 3.75%, 05/15/26(g)	EUR	100	113,416
Entercom Media Corp.(a):
7.25%, 11/01/24	USD	18	18,630
6.50%, 05/01/27		338	344,760
Gray Television, Inc., 7.00%, 05/15/27(a)		369	398,405
Hughes Satellite Systems Corp., 5.25%, 08/01/26(f)		217	218,348
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		993	898,665
8.50%, 10/15/24(a)(f)		976	966,240
9.75%, 07/15/25(a)		893	916,441
Lamar Media Corp., 5.75%, 02/01/26(a)		146	153,312
Level 3 Parent LLC, 5.75%, 12/01/22		99	99,835
Live Nation Entertainment, Inc., 4.88%, 11/01/24(a)		34	34,669
MDC Partners, Inc., 6.50%, 05/01/24(a)(f)		312	263,640
Meredith Corp., 6.88%, 02/01/26		184	191,360
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(a)(f)		282	293,985
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(a)		531	527,485
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25		64	66,160
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		172	167,700
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(a)		71	71,000
Sable International Finance Ltd., 5.75%, 09/07/27(a)		200	198,500
Sirius XM Radio, Inc., 5.00%, 08/01/27(a)(f)		308	310,526
TEGNA, Inc., 5.50%, 09/15/24(a)		79	81,074
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		800	794,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	108,825
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(a)(f)	USD	153	165,814
Tribune Media Co., 5.88%, 07/15/22		361	366,054
Univision Communications, Inc.(a):
5.13%, 05/15/23(f)		515	496,975
5.13%, 02/15/25		70	65,713
UPCB Finance IV Ltd.:
5.38%, 01/15/25(a)		200	204,440
4.00%, 01/15/27	EUR	103	121,118
Viacom, Inc., 5.85%, 09/01/43(f)	USD	645	702,629
Videotron Ltd., 5.13%, 04/15/27(a)(f)		519	530,677
Virgin Media Finance PLC, 5.75%, 01/15/25(a)(f)		1,050	1,072,312
Virgin Media Secured Finance PLC:
5.25%, 01/15/26(a)		200	203,442
4.88%, 01/15/27	GBP	130	171,382
6.25%, 03/28/29		175	241,538
Warner Media LLC(f):
4.65%, 06/01/44	USD	111	110,638
4.85%, 07/15/45		389	397,324
Ziggo Bond Co. BV, 7.13%, 05/15/24	EUR	177	206,464
Ziggo BV, 5.50%, 01/15/27(a)(f)	USD	328	327,180

			49,347,873

Security		Par (000)	Value

Metals & Mining — 2.1%
Alcoa Nederland Holding BV(a):
7.00%, 09/30/26	USD	200	$215,500
6.13%, 05/15/28		200	208,000
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42(f)		250	261,698
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)		263	279,969
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(a)		220	220,000
Constellium NV(a):
5.75%, 05/15/24		506	517,385
6.63%, 03/01/25(f)		300	312,000
5.88%, 02/15/26(f)		1,443	1,464,645
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		276	278,760
3.55%, 03/01/22		759	752,359
3.88%, 03/15/23		1,246	1,233,540
4.55%, 11/14/24		413	410,419
5.40%, 11/14/34		184	172,730
5.45%, 03/15/43		2,132	1,924,130
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)(f)		266	260,015
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)		155	164,300
Kaiser Aluminum Corp., 5.88%, 05/15/24		124	128,340
Mineral Resources Ltd., 8.13%, 05/01/27(a)		339	347,712
Nexa Resources SA, 5.38%, 05/04/27(a)(f)		857	890,123
Novelis Corp.(a):
6.25%, 08/15/24		1,739	1,810,734
5.88%, 09/30/26		538	546,742
Rio Tinto Finance USA PLC, 4.75%, 03/22/42(f)		400	448,403
Steel Dynamics, Inc.:
5.25%, 04/15/23(f)		525	533,531
4.13%, 09/15/25(f)		186	184,605
5.00%, 12/15/26		15	15,450
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(a)		116	117,015
thyssenkrupp AG, 2.88%, 02/22/24	EUR	100	115,861
United States Steel Corp.:
6.88%, 08/15/25(f)	USD	270	253,368
6.25%, 03/15/26		71	63,723
Vale Overseas Ltd., 6.25%, 08/10/26(f)		680	743,835

			14,874,892

Multi-Utilities — 0.1%
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(a)		371	380,275

Multiline Retail — 0.1%
Target Corp., 4.00%, 07/01/42(f)		300	305,150

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(a)		225	225,000

Oil, Gas & Consumable Fuels — 9.3%
Anadarko Petroleum Corp., 4.50%, 07/15/44(f)		500	509,397
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27(f)		235	239,042
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.38%, 09/15/24		65	66,261
5.75%, 03/01/27(a)		45	45,900
Antero Resources Corp.:
5.13%, 12/01/22		92	92,345
5.63%, 06/01/23		123	124,421
5.00%, 03/01/25(f)		537	526,260
Apache Corp., 4.75%, 04/15/43(f)		800	766,524

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a):
10.00%, 04/01/22	USD	285	$311,362
7.00%, 11/01/26		166	161,850
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		190	186,438
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/25		188	188,940
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		232	219,240
Callon Petroleum Co.:
6.13%, 10/01/24(f)		242	248,582
Series WI, 6.38%, 07/01/26		192	196,320
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23(f)		408	396,702
8.25%, 07/15/25		231	235,043
Centennial Resource Production LLC, 6.88%, 04/01/27(a)		180	186,525
Chaparral Energy, Inc., 8.75%, 07/15/23(a)		215	158,563
Cheniere Corpus Christi Holdings LLC(f):
7.00%, 06/30/24		578	648,082
5.88%, 03/31/25		604	650,810
5.13%, 06/30/27		1,190	1,240,575
Cheniere Energy Partners LP, 5.63%, 10/01/26(a)		377	389,426
Chesapeake Energy Corp.:
6.63%, 08/15/20		352	362,208
4.88%, 04/15/22		86	84,603
5.75%, 03/15/23		22	21,725
7.00%, 10/01/24(f)		344	340,022
8.00%, 01/15/25(f)		434	439,425
8.00%, 03/15/26(a)		194	196,367
8.00%, 06/15/27(f)		610	596,444
CNX Resources Corp., 5.88%, 04/15/22(f)		1,473	1,465,635
Comstock Resources, Inc., 9.75%, 08/15/26(a)		218	198,380
CONSOL Energy, Inc., 11.00%, 11/15/25(a)(f)		500	563,750
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)(f)		301	279,930
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		18	18,450
5.63%, 05/01/27(a)		471	469,234
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)(f)		1,295	1,278,812
DCP Midstream Operating LP:
5.38%, 07/15/25		359	377,384
6.45%, 11/03/36(a)(f)		254	259,080
6.75%, 09/15/37(a)(f)		396	412,830
Denbury Resources, Inc., 9.25%, 03/31/22(a)(f)		569	576,112
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		145	141,738
5.70%, 10/15/39		38	26,785
4.88%, 11/01/43		340	218,450
Diamondback Energy, Inc.:
4.75%, 11/01/24(a)		85	86,806
4.75%, 11/01/24		137	139,911
5.38%, 05/31/25(f)		236	246,268
Enbridge, Inc., 6.25%, 03/01/78(c)		1,865	1,889,096
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		670	698,475
5.75%, 01/30/28		424	451,560
Energy Transfer Operating LP(f):
6.13%, 12/15/45		500	546,687
5.30%, 04/15/47		350	347,467
EnLink Midstream LLC, 5.38%, 06/01/29		98	98,371

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP:
4.40%, 04/01/24	USD	281	$278,892
4.15%, 06/01/25		28	26,950
4.85%, 07/15/26		127	125,889
5.60%, 04/01/44		301	271,276
5.05%, 04/01/45		372	319,920
5.45%, 06/01/47		272	240,040
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(m)		868	733,460
Ensco Rowan PLC:
4.50%, 10/01/24		34	27,540
7.75%, 02/01/26		172	148,780
Ensign Drilling, Inc., 9.25%, 04/15/24(a)		122	122,203
Enterprise Products Operating LLC, 5.38%, 02/15/78(c)		420	390,209
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		164	147,600
5.63%, 02/01/26(f)		603	494,460
Frontera Energy Corp., 9.70%, 06/25/23(a)		697	736,938
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		93	94,017
5.63%, 06/15/24		92	91,368
6.50%, 10/01/25(f)		111	111,522
6.25%, 05/15/26(f)		188	186,120
Geopark Ltd., 6.50%, 09/21/24(a)		228	230,565
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(a)(f)		649	527,312
Gulfport Energy Corp.:
6.63%, 05/01/23		93	89,513
6.00%, 10/15/24		176	154,331
6.38%, 01/15/26		224	193,200
Halcon Resources Corp., 6.75%, 02/15/25		208	133,640
Hess Corp., 4.30%, 04/01/27(f)		750	756,508
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		294	300,615
Impulsora Pipeline LLC, 6.05%, 12/31/42(b)		1,682	1,713,278
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		431	399,752
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24(f)		2,500	2,606,993
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(a)		51	52,020
Matador Resources Co., 5.88%, 09/15/26		381	383,857
MEG Energy Corp., 6.50%, 01/15/25(a)(f)		789	792,945
MGM Growth Properties Operating Partnership LP/MGP Finance Co- Issuer, Inc., 4.50%, 01/15/28		338	324,480
Murphy Oil Corp.:
5.75%, 08/15/25		244	250,702
7.05%, 05/01/29		20	21,814
5.88%, 12/01/42		202	180,338
Nabors Industries, Inc.:
5.00%, 09/15/20		54	54,810
4.63%, 09/15/21		278	276,957
5.75%, 02/01/25(f)		161	146,510
NGPL PipeCo LLC(a):
4.88%, 08/15/27		642	662,865
7.77%, 12/15/37(f)		493	605,157
Noble Holding International Ltd.:
7.75%, 01/15/24		21	19,058
7.88%, 02/01/26(a)(f)		1,145	1,107,787
5.25%, 03/15/42		140	86,450
Northern Oil and Gas, Inc., (8.50% Cash or 1.00% PIK), 9.50%, 05/15/23(a)(i)		486	510,312
Oasis Petroleum, Inc.:
6.88%, 03/15/22		331	332,241

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
6.88%, 01/15/23	USD	54	$54,000
6.25%, 05/01/26(a)		236	227,740
Odebrecht Offshore Drilling Finance(a):
6.72%, 12/01/22(f)	BRL	268	255,656
7.72%, 12/01/26(i)		30	7,520
Pacific Drilling SA, 8.38%, 10/01/23(a)	USD	1,436	1,475,490
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		163	169,113
5.38%, 01/15/25(f)		361	366,753
5.25%, 08/15/25		70	70,613
5.63%, 10/15/27		427	436,607
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25(f)		252	259,560
PDC Energy, Inc.:
1.13%, 09/15/21(m)		1,047	994,110
6.13%, 09/15/24		54	54,810
5.75%, 05/15/26		121	121,151
Petrobras Global Finance BV:
8.38%, 05/23/21(f)		126	138,411
6.13%, 01/17/22(f)		310	328,677
5.30%, 01/27/25		908	932,516
8.75%, 05/23/26(f)		637	763,636
6.00%, 01/27/28(f)		1,093	1,121,691
7.25%, 03/17/44		480	507,185
Petroleos Mexicanos:
6.38%, 02/04/21		330	341,550
5.38%, 03/13/22		47	48,133
6.50%, 03/13/27(f)		424	428,367
5.35%, 02/12/28		199	186,563
Precision Drilling Corp.:
5.25%, 11/15/24		16	15,160
7.13%, 01/15/26(a)		231	232,155
QEP Resources, Inc.:
6.88%, 03/01/21		410	423,325
5.25%, 05/01/23		235	228,538
5.63%, 03/01/26(f)		481	450,543
Range Resources Corp.:
5.88%, 07/01/22		61	61,686
5.00%, 08/15/22(f)		155	153,450
5.00%, 03/15/23		9	8,756
4.88%, 05/15/25		113	104,101
Rockies Express Pipeline LLC, 4.95%, 07/15/29(a)		180	180,140
Rowan Cos., Inc., 4.88%, 06/01/22		521	503,416
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		10	10,974
Saudi Arabian Oil Co., 3.50%, 04/16/29(a)		225	221,173
SESI LLC:
7.13%, 12/15/21		127	107,950
7.75%, 09/15/24		123	90,713
Seven Generations Energy Ltd.(a):
6.88%, 06/30/23(f)		144	147,600
5.38%, 09/30/25		355	344,350
Shell International Finance BV, 4.38%, 05/11/45(f)		450	486,065
SM Energy Co.:
6.13%, 11/15/22		56	56,560
5.00%, 01/15/24		317	296,989
5.63%, 06/01/25(f)		496	464,380
6.75%, 09/15/26		26	24,895
Southern Star Central Corp., 5.13%, 07/15/22(a)		187	188,206
Southwestern Energy Co.:
6.20%, 01/23/25		136	133,706
7.50%, 04/01/26(f)		59	59,885
7.75%, 10/01/27(f)		248	251,100
Suncor Energy, Inc., 6.50%, 06/15/38(f)		800	1,018,587

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27(a)	USD	49	$50,838
Series WI, 4.88%, 01/15/23		372	378,045
Series WI, 5.50%, 02/15/26		120	122,100
Series WI, 5.88%, 03/15/28		147	150,675
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
4.75%, 10/01/23		31	31,327
5.50%, 09/15/24(f)		572	589,160
5.50%, 01/15/28(f)		1,116	1,136,925
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		16	16,200
5.13%, 02/01/25		156	159,510
5.88%, 04/15/26(f)		325	342,164
5.38%, 02/01/27		20	20,300
6.50%, 07/15/27(a)		384	411,360
5.00%, 01/15/28(f)		570	560,002
6.88%, 01/15/29(a)		1,001	1,081,080
Transocean Pontus Ltd., 6.13%, 08/01/25(a)		236	242,156
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)		509	542,085
Transocean, Inc.(a):
9.00%, 07/15/23(f)		716	766,120
7.50%, 01/15/26		497	489,545
Vantage Drilling International, 9.25%, 11/15/23(a)		157	162,103
Weatherford International Ltd.(f):
5.13%, 09/15/20		260	213,200
6.50%, 08/01/36		144	90,720
Whiting Petroleum Corp., 6.63%, 01/15/26(f)		414	413,358
Williams Partners LP, 4.50%, 11/15/23(f)		1,750	1,838,170
WPX Energy, Inc.:
8.25%, 08/01/23		214	244,227
5.25%, 09/15/24(f)		143	147,648
5.75%, 06/01/26		50	51,688
YPF SA, 8.50%, 07/28/25		906	828,990

			64,715,758

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(a)		182	189,280

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(a)		116	114,405

Pharmaceuticals — 2.5%
AbbVie, Inc., 4.45%, 05/14/46(f)		1,000	927,406
Allergan Funding SCS, 4.75%, 03/15/45(f)		500	488,527
Allergan Sales LLC, 5.00%, 12/15/21(a)(f)		718	747,947
Bausch Health Americas, Inc.(a):
8.50%, 01/31/27		1,061	1,155,827
9.25%, 04/01/26		257	285,913
Bausch Health Cos., Inc.:
5.50%, 03/01/23(a)(f)		2,119	2,126,946
4.50%, 05/15/23	EUR	552	624,413
5.88%, 05/15/23(a)(f)	USD	579	583,458
7.00%, 03/15/24(a)(f)		566	596,422
6.13%, 04/15/25(a)		221	223,486
5.50%, 11/01/25(a)(f)	USD	1,824	1,866,755
9.00%, 12/15/25(a)		668	739,810
5.75%, 08/15/27(a)		423	440,766
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		514	537,772
CVS Health Corp., 5.05%, 03/25/48(f)		1,110	1,095,246
Elanco Animal Health, Inc., 4.90%, 08/28/28(a)		363	384,620
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(a)(f)		1,770	1,805,400

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Mylan NV, 3.95%, 06/15/26(f)	USD	650	$625,931
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	117,580
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)	USD	1,183	1,227,126
Rossini Sarl, 6.75%, 10/30/25	EUR	316	382,245
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(a)(f)	USD	244	255,590

			17,239,186

Real Estate Management & Development — 0.1%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	100	113,186
3.00%, 04/27/26		100	115,688
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	USD	208	209,040
Howard Hughes Corp., 5.38%, 03/15/25(a)(f)		218	219,844
Newmark Group, Inc., 6.13%, 11/15/23		128	134,336
Residomo SRO, 3.38%, 10/15/24	EUR	100	116,059

			908,153

Road & Rail — 1.0%
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42(f)	USD	500	533,774
Europcar Mobility Group, 4.00%, 04/30/26	EUR	100	112,597
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)	USD	203	180,670
Herc Rentals, Inc.(a):
7.50%, 06/01/22		59	61,360
7.75%, 06/01/24(f)		199	211,378
Hertz Corp., 7.63%, 06/01/22(a)(f)		387	399,335
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	117,488
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)(f)	USD	4,000	4,250,000
Union Pacific Corp., 4.05%, 11/15/45(f)		500	488,793
United Rentals North America, Inc., 5.25%, 01/15/30(g)		390	391,950

			6,747,345

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		89	99,458
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(f)		2,600	2,481,051
Qorvo, Inc., 5.50%, 07/15/26(a)		500	521,250
QUALCOMM, Inc., 4.65%, 05/20/35(f)		400	433,013
Sensata Technologies BV, 5.00%, 10/01/25(a)		368	377,200
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26(a)		222	234,487

			4,146,459

Software — 2.3%
ACI Worldwide, Inc., 5.75%, 08/15/26(a)(f)		833	861,114
CA, Inc., 3.60%, 08/15/22(f)		660	664,714
CDK Global, Inc., 4.88%, 06/01/27(f)		1,080	1,090,800
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)(f)		1,283	1,404,693
Infor US, Inc., 6.50%, 05/15/22(f)		2,690	2,737,909
Informatica LLC, 7.13%, 07/15/23(a)(f)		1,011	1,033,747
Microsoft Corp., 3.70%, 08/08/46(f)		1,750	1,754,505
Nuance Communications, Inc.:
6.00%, 07/01/24(f)		204	208,845
5.63%, 12/15/26		153	156,251
Oracle Corp., 4.00%, 07/15/46(f)		1,500	1,489,674
PTC, Inc., 6.00%, 05/15/24(f)		269	281,778
RP Crown Parent LLC, 7.38%, 10/15/24(a)(f)		883	919,424
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)(f)		1,882	2,041,970

Security		Par (000)	Value

Software (continued)
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)	USD	54	$56,025
TIBCO Software, Inc., 11.38%, 12/01/21(a)(f)		929	988,224

			15,689,673

Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24(f)		395	408,825
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(a)(f)		384	384,960
Group 1 Automotive, Inc., 5.25%, 12/15/23(a)		53	54,325
L Brands, Inc.:
6.88%, 11/01/35(f)		478	424,225
6.75%, 07/01/36		79	68,730
Lowe’s Cos., Inc., 4.65%, 04/15/42(f)		400	409,459
Penske Automotive Group, Inc., 5.50%, 05/15/26		32	31,920
PVH Corp., 3.13%, 12/15/27	EUR	114	134,884
Staples, Inc.(a):
7.50%, 04/15/26	USD	1,426	1,428,674
10.75%, 04/15/27		229	232,721
Tendam Brands SAU, 5.00%, 09/15/24	EUR	100	112,440

			3,691,163

Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc., 4.65%, 02/23/46(f)	USD	1,500	1,666,224
Dell International LLC/EMC Corp.(a):
4.42%, 06/15/21		25	25,604
7.13%, 06/15/24(f)		1,104	1,167,961
6.02%, 06/15/26(f)		170	184,190
8.35%, 07/15/46(f)		100	123,078
Western Digital Corp., 4.75%, 02/15/26(f)		698	673,570

			3,840,627

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(a)		189	195,379

Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	132,656
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a)(f):
5.25%, 03/15/22	USD	27	27,675
5.25%, 10/01/25		338	336,732

			497,063

Tobacco — 0.3%
Altria Group, Inc., 4.50%, 05/02/43(f)		750	684,119
Philip Morris International, Inc., 4.38%, 11/15/41(f)		900	891,774
Reynolds American, Inc., 5.85%, 08/15/45		715	739,638

			2,315,531

Trading Companies & Distributors — 0.0%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2012-1, Class B, 6.50%, 05/30/21(a)		77	77,947

Transportation Infrastructure — 0.2%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)(f)		1,061	1,132,564
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(a)(f)		520	527,685

			1,660,249

Utilities — 0.4%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	116,397
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)	USD	1,061	826,254
Orano SA, 3.38%, 04/23/26	EUR	100	113,147
Stoneway Capital Corp., 10.00%, 03/01/27(a)(f)	USD	982	839,577

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Utilities (continued)
Vistra Operations Co. LLC(a):
5.50%, 09/01/26	USD	80	$82,400
5.63%, 02/15/27		428	439,235

			2,417,010

Wireless Telecommunication Services — 1.8%
C&W Senior Financing DAC, 6.88%, 09/15/27(a)		1,143	1,144,132
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(a)		1,000	1,034,675
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27		244	252,540
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(a)		450	449,019
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	112,891
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(a)	USD	160	157,200
SBA Communications Corp.(f):
4.00%, 10/01/22		475	477,375
4.88%, 09/01/24		1,636	1,661,583
Sprint Corp.:
7.88%, 09/15/23(f)		1,268	1,320,876
7.13%, 06/15/24		1,535	1,538,358
7.63%, 02/15/25		242	244,420
7.63%, 03/01/26(f)		1,699	1,699,000
T-Mobile USA, Inc.:
4.00%, 04/15/22(f)		234	236,340
6.38%, 03/01/25		220	228,736
6.50%, 01/15/26		286	305,934
4.50%, 02/01/26(f)		612	614,546
4.75%, 02/01/28(f)		942	950,242
Wind Tre SpA, 3.13%, 01/20/25	EUR	100	107,100

			12,534,967

Total Corporate Bonds — 69.6% (Cost — $478,376,263)			485,751,559

Floating Rate Loan Interests(d) — 13.2%

Aerospace & Defense — 0.1%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.48%, 08/18/24	USD	467	466,883
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 12/06/25(b)		65	65,567
WP CPP Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.33%, 04/30/25		62	61,536

			593,986

Auto Components — 0.3%
Adient US LLC, Term Loan B, 04/25/24(n)		134	133,958
Panther BF Aggregator 2 LP, Term Loan B, 03/18/26(n)		1,370	1,374,288
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.60%, 05/16/24		213	211,075

			1,719,321

Capital Markets — 0.1%
Travelport Finance (Luxembourg) Sarl, 2019 Term Loan, 03/13/26(n)		692	675,856

Chemicals — 0.3%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.60%, 01/31/24		505	502,534
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50%, 1.00% Floor), 6.15%, 06/28/24		60	60,050

Security		Par (000)	Value

Chemicals (continued)
Invictus US LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.23%, 03/25/26(b)	USD	60	$59,203
Messer Industries LLC, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 5.10%, 03/01/26		251	250,145
Momentive Performance Materials Inc., Term Loan B, 04/16/24(b)(n)		190	190,237
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.73%, 10/01/25		669	666,076

			1,728,245

Commercial Services & Supplies — 0.5%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.98%, 08/04/25		514	523,638
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.48%, 05/30/25		575	569,681
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.98%, 08/27/25		1,557	1,565,253
West Corp:
2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 10/10/24		496	478,974
2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.13%, 10/10/24(b)		85	82,154

			3,219,700

Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.84%, 06/21/24		1,771	1,736,070
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.73%, 05/23/25		440	427,494

			2,163,564

Containers & Packaging — 0.0%
BWAY Holding Co., 2017 Term Loan B, 04/03/24(n)		194	191,424

Diversified Consumer Services — 0.0%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.48%, 07/12/24		71	70,565

Diversified Financial Services — 7.9%
Aviron Capital LLC, 2017 Term Loan, (3 mo. LIBOR + 5.00%), 7.58%, 07/17/20(b)		73,318	55,032,500
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.98%, 09/06/25		67	66,438

			55,098,938

Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.23%, 01/31/25		803	797,690
Sprint Communications, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.50%, 02/02/24		350	344,831

			1,142,521

Energy Equipment & Services — 0.2%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.48%, 03/01/24		174	129,068
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.24%, 11/08/22(b)		865	869,325
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.43%), 3.92%, 07/13/20		349	341,539

			1,339,932

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.98%, 10/10/23	USD	70	$68,623
JBS USA LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.98%, 10/30/22		94	94,282

			162,905

Gas Utilities — 0.1%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 8.10%, 07/31/25		304	304,598

Health Care Equipment & Supplies — 0.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.60%, 06/15/21		845	849,523

Health Care Providers & Services — 0.4%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.98%, 06/30/25		173	172,911
Concentra, Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 8.98%, 06/01/23		262	263,526
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.23%, 10/10/25		1,004	969,539
Gentiva Health Services, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 07/02/25		271	271,802
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.50%, 07/02/26		67	68,930
Quorum Health Corporation, Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.23%, 04/29/22		248	245,446
Sotera Health Holdings LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.48%, 05/15/22		835	827,497
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.23%, 02/06/24		120	112,794

			2,932,445

Health Care Technology — 0.2%
VVC Holding Corp., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 7.20%, 02/11/26		1,210	1,215,542

Hotels, Restaurants & Leisure — 0.2%
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.72%, 02/05/25		231	230,434
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.10%, 07/10/25		1,461	1,466,570

			1,697,004

Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 11/30/23(b)		549	524,232
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.78%, 11/28/21		199	196,955

			721,187

Insurance — 0.1%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 05/09/25		61	59,414
Sedgwick Claims Management Services, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.73%, 12/31/25		785	782,481

			841,895

Interactive Media & Services — 0.0%
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.23%, 05/06/24(b)		172	159,328

Security		Par (000)	Value

IT Services — 0.0%
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.10%, 08/01/24	USD	175	$161,216
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.99%, 08/01/25		75	66,141

			227,357

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.73%, 08/30/24		100	99,906

Machinery — 0.1%
Titan Acquisition Ltd., 2018 Term Loan B, 03/28/25(n)		845	810,808

Media — 0.4%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.47%, 08/14/26		351	342,870
Getty Images, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.50%), 7.00%, 02/19/26		257	256,230
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.23%, 11/27/23		107	106,913
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.98%, 01/02/24		330	331,608
2017 Term Loan B5, (Fixed + 6.63%), 6.63%, 01/02/24		1,841	1,853,340
PSAV Holdings LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 03/01/25		150	146,781
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.83%, 09/01/25		52	48,887

			3,086,629

Multiline Retail — 0.0%
Neiman Marcus Group, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.72%, 10/25/20		322	297,593

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.48%, 05/10/25		1,952	1,931,347

Oil, Gas & Consumable Fuels — 0.1%
BCP Raptor II LLC, 1st Lien Term Loan, (3 mo. LIBOR + 4.75%), 7.37%, 11/03/25		103	99,621
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.85%, 12/31/21		416	427,009
CONSOL Energy, Inc., 1st Lien Term Loan B, 09/27/24(n)		248	246,450

			773,080

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.75%, 04/29/24		363	358,490
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.47%, 06/02/25		387	388,610

			747,100

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 7.48%, 02/01/26		558	561,839

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software — 0.9%
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%), 6.85%, 10/02/25	USD	119	$118,251
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 04/26/24		131	130,513
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.23%, 04/27/25		40	40,467
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 6.23%, 10/01/25		3,759	3,717,085
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.23%, 02/01/22		128	128,290
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.99%, 11/01/24		623	642,598
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.23%, 09/30/24		119	119,439
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.73%, 11/29/24		241	237,707
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.73%, 12/01/25		112	109,480
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.99%, 08/01/25		111	110,030
Renaissance Learning, Inc., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.73%, 05/30/25		72	70,393
SS&C Technologies Holdings Europe, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.73%, 04/16/25		137	137,149
SS&C Technologies, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.73%, 04/16/25		209	209,100
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.73%, 04/16/25		268	267,601
Ultimate Software Group, Inc., Term Loan B, 03/15/26(n)		239	240,553

			6,278,656

Textiles, Apparel & Luxury Goods — 0.1%
Ascend Performance Materials Operations LLC, Term Loan B, (2 mo. LIBOR + 5.25%, 1.00% Floor), 7.79%, 08/12/22		305	304,380

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.60%, 09/09/21(b)		224	224,215

Total Floating Rate Loan Interests — 13.2% (Cost — $110,530,986)			92,171,389

Foreign Agency Obligations — 4.0%
Colombia Government International Bond:
8.13%, 05/21/24		826	1,000,307
4.50%, 01/28/26(f)		337	355,198
3.88%, 04/25/27(f)		1,216	1,233,632
Cyprus Government International Bond, 4.63%, 02/03/20	EUR	2,950	3,420,772
Egypt Government International Bond:
5.75%, 04/29/20(f)	USD	2,360	2,389,500
7.60%, 03/01/29(a)(f)		256	257,280
6.38%, 04/11/31(a)	EUR	130	143,166
Iceland Government International Bond, 5.88%, 05/11/22(f)	USD	3,415	3,733,981
Indonesia Government International Bond:
4.75%, 01/08/26		670	713,547
4.10%, 04/24/28(f)		774	791,415

Security		Par (000)	Value

Foreign Agency Obligations (continued)
5.35%, 02/11/49(f)	USD	295	$329,401
Indonesia Treasury Bond, 8.38%, 09/15/26	IDR	17,965,000	1,300,691
Mexico Government International Bond:
4.15%, 03/28/27	USD	730	739,855
3.75%, 01/11/28(f)		200	196,600
Nigeria Government International Bond, 7.63%, 11/21/25		440	469,700
Paraguay Government International Bond, 5.40%, 03/30/50(a)		200	208,500
Portugal Government International Bond, 5.13%, 10/15/24(a)(f)		3,680	4,009,897
Qatar Government International Bond:
4.50%, 04/23/28		970	1,046,388
4.00%, 03/14/29(a)(f)		1,335	1,389,782
Republic of South Africa Government International Bond, 5.88%, 05/30/22		1,334	1,399,032
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26		400	414,050
4.25%, 06/23/27		600	604,200
Saudi Government International Bond:
4.38%, 04/16/29(a)		200	209,900
4.50%, 04/17/30		764	804,874
5.25%, 01/16/50(a)		200	216,911
Turkey Government International Bond, 6.25%, 09/26/22		467	455,365

Total Foreign Agency Obligations — 4.0% (Cost — $27,845,773)			27,833,944

Non-Agency Mortgage-Backed Securities — 15.1%

Collateralized Mortgage Obligations — 15.1%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, (12 mo. MTA + 0.92%), 3.37%, 11/25/46(d)		5,295	2,650,025
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.24%), 2.72%, 03/25/36(d)		8,876	8,510,568
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 3.13%, 07/25/37(d)		3,996	1,985,131
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		2,206	1,510,022
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(a)(c)		8,306	7,990,274
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 4.32%, 11/25/36(c)		4,178	3,959,527
Countrywide Alternative Loan Trust:
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 2.93%, 05/25/35(d)		2,881	2,674,286
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 2.88%, 12/25/36(d)		2,379	673,899
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		2,363	1,623,582
Series 2006-J7, Class 2A1, (11th District Cost of Funds + 1.50%), 2.67%, 11/20/46(d)		5,598	3,896,419
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,735	1,209,157
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 3.30%, 11/25/46(d)		7,870	7,020,311
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.19%), 2.67%, 10/25/46(d)		5,369	5,176,840
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.12%), 2.60%, 12/25/46(d)		3,398	3,224,853
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.21%), 2.69%, 07/25/46(d)		6,345	5,535,304
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.19%), 2.67%, 07/25/46(d)		2,385	2,264,346

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2007-12T1, Class A22, 5.75%, 06/25/37	USD	4,806	$3,436,291
Series 2007-12T1, Class A5, 6.00%, 06/25/37		2,332	1,714,603
Series 2007-22, Class 2A16, 6.50%, 09/25/37		8,819	5,924,611
Series 2007-23CB, Class A1, 6.00%, 09/25/37		6,186	4,961,647
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 2.83%, 04/25/37(d)		3,427	2,710,818
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 3.29%, 03/25/47(d)		3,932	3,302,150
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006- OA5, Class 3A1, (1 mo. LIBOR US + 0.20%), 2.68%, 04/25/46(d)		7,482	6,965,317
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 3.45%, 05/26/37(a)(b)(l)		9,648	8,152,798
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006- AF1, Class 1A2, 6.16%, 05/25/36(c)		7,933	2,876,036
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 3.08%, 08/25/36(d)		6,534	1,753,995
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 3.22%, 05/25/47(d)		3,907	3,649,039

Total Non-Agency Mortgage-Backed Securities — 15.1% (Cost — $106,039,756)			105,351,849

Preferred Securities — 16.7%

Capital Trusts — 12.4%

Banks(j) — 4.4%
Banco Bilbao Vizcaya Argentaria SA:
6.13%(c)(f)		2,000	1,822,500
8.88%(h)		200	249,671
Bankia SA, 6.38%(c)		200	228,072
BNP Paribas SA, 7.20%(a)(f)(h)		4,000	4,240,000
Capital One Financial Corp., Series E, 5.55%(f)(h)		3,500	3,565,625
CIT Group, Inc., Series A, 5.80%(f)(h)		282	283,058
Citigroup, Inc.(h):
5.90%(f)		2,320	2,398,416
Series P, 5.95%(f)		3,700	3,875,750
6.25%		183	196,039
Fifth Third Bancorp, Series J, 4.90%(h)		3,000	2,981,250
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.81%(d)		100	73,000
ING Groep NV, 6.75%(c)		200	204,148
Intesa Sanpaolo SpA, 7.00%(h)		234	274,303
Wells Fargo & Co.(f)(h):
Series S, 5.90%		8,800	9,143,200
Series U, 5.88%		1,120	1,209,600

			30,744,632

Capital Markets(j) — 1.0%
Goldman Sachs Group, Inc., Series P, 5.00%(c)(f)		144	137,088
Morgan Stanley, Series H, 5.45%(f)(h)		5,007	5,013,259
State Street Corp., Series F, 5.25%(f)(h)		1,875	1,912,500
UBS Group Funding Switzerland AG, 5.75%(h)		200	247,430

			7,310,277

Diversified Financial Services(j) — 4.8%
Bank of America Corp.(h):
Series AA, 6.10%		3,890	4,172,025
Series DD, 6.30%		205	223,963
Series U, 5.20%(f)		1,750	1,782,760
Series V, 5.13%(f)		705	705,469
Series X, 6.25%(f)		6,175	6,653,562

Security		Par (000)	Value

Diversified Financial Services(j) (continued)
Series Z, 6.50%	USD	170	$186,694
Bank of New York Mellon Corp., Series D, 4.50%(f)(h)		4,567	4,395,737
Credit Agricole SA, 6.50%(h)		100	121,133
Credit Suisse Group AG, 7.50%(a)(c)		200	210,744
HBOS Capital Funding LP, 6.85%		200	202,000
HSBC Holdings PLC(f):
6.00%(h)		695	696,307
6.50%(c)		655	666,462
JPMorgan Chase & Co.(h):
Series 1, 6.05%		266	267,216
Series Q, 5.15%(f)		5,500	5,575,542
Series R, 6.00%		228	239,400
Series S, 6.75%		100	110,781
Series V, 5.00%(f)		3,830	3,839,575
Royal Bank of Scotland Group PLC, 8.63%(h)		200	215,000
Societe Generale SA, 6.75%(a)(c)(f)		3,000	2,910,000

			33,174,370

Diversified Telecommunication Services(j) — 0.1%
Telefonica Europe BV:
3.75%(h)		100	116,769
4.38%(c)		100	116,927
5.88%(h)		100	126,181

			359,877

Electric Utilities — 1.5%
Electricite de France SA, 5.25%(a)(f)(h)(j)		7,500	7,575,000
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(c)		2,500	2,539,337
RWE AG, 2.75%, 04/21/75(h)		20	22,927

			10,137,264

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	118,316

Industrial Conglomerates — 0.2%
General Electric Co., Series D, 5.00%(f)(h)(j)		1,383	1,309,106

Insurance(f)(h) — 0.4%
Allstate Corp., Series B, 5.75%, 08/15/53		2,000	2,060,000
Voya Financial, Inc., 5.65%, 05/15/53		1,090	1,092,725

			3,152,725

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV, 4.13%(h)(j)		100	120,011

Total Capital Trusts — 12.4% (Cost — $84,760,369)			86,426,578

		Shares

Preferred Stocks — 4.3%

Banks — 0.3%
Citigroup, Inc., Series K, 6.88%(h)(j)		75,000	2,079,000

Capital Markets — 2.2%
Goldman Sachs Group, Inc., Series J, 5.50%(h)(j)		395,017	10,270,442
Morgan Stanley(h)(j):
Series F, 6.88%		100,000	2,756,000
Series K, 5.85%		60,125	1,578,883
SCE Trust III, Series H, 5.75%(h)(j)		23,730	579,012

			15,184,337

Equity Real Estate Investment Trusts (REITs) — 1.8%
Firstar Realty LLC, 8.88%(a)(h)(j)		10,000	11,450,000

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SunTrust Real Estate Investment Corp., 9.00%(a)(b)(j)		15	$1,574,592

			13,024,592

Total Preferred Stocks — 4.3% (Cost — $31,347,698)			30,287,929

Total Preferred Securities — 16.7% (Cost — $116,108,067)			116,714,507

		Par (000)

U.S. Government Sponsored Agency Securities — 10.6%

Collateralized Mortgage Obligations — 0.8%
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44	USD	5,244	5,481,504

Mortgage-Backed Securities — 9.8%
Fannie Mae Mortgage-Backed Securities(f):
4.00%, 02/01/34 - 04/01/56		26,594	27,540,319
4.50%, 09/01/48 - 07/01/55		38,886	41,149,672

			68,689,991

Total U.S. Government Sponsored Agency Securities — 10.6% (Cost — $74,547,240)			74,171,495

U.S. Treasury Obligations — 2.8%
U.S. Treasury Note(f):
2.75%, 09/30/20		2,700	2,715,188
2.88%, 10/31/20		5,000	5,039,844
2.75%, 08/31/25		7,000	7,153,398
3.00%, 09/30/25		4,500	4,666,113

Total U.S. Treasury Obligations — 2.8% (Cost — $19,088,295)			19,574,543

		Shares

Warrants — 0.0%

Diversified Financial Services — 0.0%
Aviron Capital LLC(o)		10	—

Total Warrants — 0.0% (Cost — $—)			—

Total Long-Term Investments — 153.0% (Cost — $1,073,475,168)			1,068,040,687

Security	Shares	Value

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(p)(q)	1,951,201	$1,951,201

Total Short-Term Securities — 0.3% (Cost — $1,951,201)		1,951,201

Total Investments — 153.3% (Cost — $1,075,426,369)		1,069,991,888

Liabilities in Excess of Other Assets — (53.3)%		(371,844,661)

Net Assets — 100.0%		$698,147,227

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Amount is less than $500.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	When-issued security.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Perpetual security with no stated maturity date.
(k)	Zero-coupon bond.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Convertible security.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(p)	Annualized 7-day yield as of period end.

(q)

During the six months ended April 30, 2019, investments in issuers considered to be affiliates/an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,951,201	1,951,201	$1,951,201	$67,028	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	3.05%	09/10/18	Open	$217,035	$221,841	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/10/18	Open	209,528	213,492	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/10/18	Open	183,180	186,646	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/10/18	Open	292,410	297,943	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/10/18	Open	914,338	931,638	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/10/18	Open	216,213	220,303	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/10/18	Open	229,323	233,661	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/10/18	Open	157,590	160,572	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/10/18	Open	422,300	430,290	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	230,850	235,201	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	209,925	213,882	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	435,750	443,963	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	227,960	232,257	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	221,253	225,423	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	335,200	341,518	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	245,180	249,801	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	665,125	677,662	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/11/18	Open	300,120	305,777	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/12/18	Open	313,320	319,226	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/13/18	Open	816,140	831,405	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/14/18	Open	173,400	176,323	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	09/14/18	Open	118,750	120,752	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	115,900	118,043	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	324,815	330,820	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	675,315	687,800	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	215,970	219,963	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	583,255	594,038	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	130,900	133,320	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	216,645	220,650	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	210,013	213,895	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	822,165	837,365	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	199,565	203,254	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	333,325	339,487	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	233,373	237,687	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	240,470	244,916	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	323,850	329,837	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	1,947,668	1,983,675	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	200,340	204,044	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	255,000	259,714	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	357,870	364,486	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	83,363	84,904	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	266,985	271,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	332,500	338,647	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	273,600	278,658	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	98,910	100,739	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	217,350	221,368	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	281,325	286,526	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	166,250	169,324	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	209,990	213,872	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	137,618	140,162	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	404,250	411,724	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	409,078	416,640	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	681,120	693,712	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	116,188	118,336	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/14/18	Open	397,500	404,849	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/19/18	Open	385,875	391,731	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	809,933	822,977	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	71,775	72,931	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	63,990	65,021	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	1,885,438	1,915,804	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	379,500	385,612	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	684,125	695,143	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.60%	09/19/18	Open	$1,220,625	$1,240,284	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	265,688	269,967	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	696,658	707,878	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	882,750	896,967	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	560,298	569,321	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	208,098	211,449	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	21,803	22,154	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	346,040	351,613	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	201,825	205,076	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	891,938	906,303	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	145,230	147,873	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	363,800	370,421	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	756,000	769,758	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	1,068,930	1,088,383	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	141,930	144,513	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	159,125	162,021	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	318,565	324,362	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	370,880	377,630	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	137,250	139,748	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	200,175	203,818	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	150,068	152,799	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	151,368	154,122	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	130,615	132,992	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	118,793	120,954	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	151,810	154,573	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	09/20/18	Open	135,725	138,195	Corporate Bonds	Open/Demand
UBS Ltd.	2.80	09/20/18	Open	3,410,731	3,467,544	Foreign Agency Obligations	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	279,650	284,567	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	379,225	385,893	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	355,260	361,506	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	405,350	412,477	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	283,511	288,496	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	3,468,400	3,529,381	Foreign Agency Obligations	Open/Demand
UBS Ltd.	2.95	09/20/18	Open	273,700	278,512	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.00	09/28/18	Open	1,564,806	1,591,660	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	10/04/18	Open	276,223	280,957	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	10/04/18	Open	250,920	255,220	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	10/09/18	Open	2,545,000	2,582,044	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.75	10/12/18	Open	1,012,095	1,026,898	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.99	10/12/18	Open	1,417,460	1,440,054	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.99	10/12/18	Open	527,461	535,869	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.99	10/12/18	Open	188,700	191,708	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.99	10/12/18	Open	550,078	558,846	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.99	10/12/18	Open	1,061,524	1,078,444	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.98	10/15/18	Open	6,877,500	6,968,898	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	2.98	10/15/18	Open	2,696,625	2,732,172	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	2.79	10/15/18	Open	630,487	639,892	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	10/15/18	Open	182,125	185,102	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	10/18/18	Open	637,583	644,959	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	3.05	10/18/18	Open	347,650	353,223	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.99	10/22/18	Open	547,336	555,764	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	10/22/18	Open	470,000	477,361	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.55	10/29/18	Open	4,500,000	4,555,245	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	3.05	10/30/18	Open	182,865	185,623	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	11/02/18	Open	156,513	158,772	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.40	11/06/18	Open	928,173	937,866	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.98	11/07/18	Open	5,000,000	5,058,871	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.95	11/08/18	Open	1,269,100	1,286,822	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/08/18	Open	113,685	115,318	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/08/18	Open	369,195	374,500	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	11/14/18	Open	2,193,728	2,220,243	Corporate Bonds	Open/Demand

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	3.05%	11/14/18	Open	$188,800	$191,423	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	11/15/18	Open	371,000	375,704	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	11/15/18	Open	131,198	132,861	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.80	11/15/18	Open	936,563	948,655	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	3.00	11/15/18	Open	1,838,000	1,862,966	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	3.00	11/15/18	Open	2,332,000	2,363,676	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	3.00	11/15/18	Open	1,721,000	1,744,377	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	162,180	164,392	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	66,600	67,509	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	246,750	250,159	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	159,840	162,048	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	244,800	248,182	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	369,313	374,414	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	676,400	685,744	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	163,255	165,510	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	184,275	186,821	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	82,418	83,542	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	174,125	176,530	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	188,583	191,188	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	484,380	491,071	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	461,438	467,812	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	269,675	273,400	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	1,249,203	1,266,459	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	76,800	77,861	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	364,770	369,809	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	266,880	270,567	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	321,850	326,296	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	429,570	435,504	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	2,187,760	2,217,981	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	493,695	500,515	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	190,575	193,208	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	298,775	302,902	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/15/18	Open	151,700	153,796	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/27/18	Open	177,637	179,936	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	11/27/18	Open	802,556	812,943	Corporate Bonds	Open/Demand
UBS Securities LLC	2.78	11/27/18	Open	794,330	803,687	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.86	11/28/18	Open	135,975	137,604	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	11/30/18	Open	128,936	130,517	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.09	11/30/18	Open	603,520	611,290	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	11/30/18	Open	708,000	715,800	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/10/18	Open	156,000	157,846	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/11/18	Open	1,925,235	1,946,059	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/11/18	Open	703,030	711,295	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/11/18	Open	168,950	170,936	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	12/11/18	Open	91,390	92,429	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.08	12/12/18	Open	94,435	95,549	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	144,450	146,137	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	91,640	92,710	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	255,825	258,812	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	194,910	197,186	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	288,435	291,803	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	213,665	216,160	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	119,178	120,569	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	224,000	226,616	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/12/18	Open	383,675	388,155	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	12/13/18	Open	166,750	168,492	Capital Trusts	Open/Demand
Barclays Bank PLC	2.90	12/13/18	Open	673,200	680,604	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.95	12/13/18	Open	4,331,250	4,379,820	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	451,500	456,639	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	7,953,000	8,042,769	Capital Trusts	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	171,911	173,848	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	754,050	762,633	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Bank PLC	3.00%	12/13/18	Open	$2,987,750	$3,021,827	Capital Trusts	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	1,460,188	1,476,842	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	641,996	649,303	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	548,800	555,059	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	1,923,750	1,945,691	Capital Trusts	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	451,131	456,277	Capital Trusts	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	2,953,125	2,986,807	Capital Trusts	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	465,750	471,051	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	773,900	782,727	Capital Trusts	Open/Demand
Barclays Bank PLC	3.00	12/13/18	Open	3,882,938	3,927,225	Capital Trusts	Open/Demand
Barclays Bank PLC	3.05	12/13/18	Open	976,875	988,181	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.05	12/13/18	Open	382,200	386,623	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.10	12/13/18	Open	386,715	391,265	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.95	12/13/18	Open	262,125	263,055	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.70	12/13/18	Open	120,803	121,578	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	12/13/18	Open	196,306	198,050	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75	12/13/18	Open	337,125	340,647	Capital Trusts	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	253,980	256,877	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	230,740	233,372	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	217,493	219,973	Capital Trusts	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	245,305	248,103	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	238,210	240,927	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	264,308	267,322	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	294,401	297,759	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	216,118	218,582	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	207,225	209,589	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	12/13/18	Open	235,058	237,738	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/13/18	Open	613,800	620,307	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/13/18	Open	291,375	294,464	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	213,290	215,764	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	300,655	304,142	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	57,960	58,632	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/13/18	Open	209,300	211,727	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.76	12/14/18	Open	7,418,125	7,494,326	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.84	12/14/18	Open	454,375	459,179	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	673,125	680,393	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	5,128,750	5,184,126	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	462,500	467,494	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	2,183,000	2,206,570	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	265,169	268,032	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	250,560	253,265	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	266,490	269,367	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	227,370	229,825	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	12/14/18	Open	253,575	256,313	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	12/14/18	Open	972,770	983,456	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	12/14/18	Open	483,378	488,687	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	12/14/18	Open	80,535	81,420	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.00	12/14/18	Open	2,010,938	2,033,404	Capital Trusts	Open/Demand
BNP Paribas S.A.	3.04	12/14/18	Open	179,220	181,267	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	12/14/18	Open	1,265,886	1,280,377	Capital Trusts	Open/Demand
BNP Paribas S.A.	3.04	12/14/18	Open	650,508	657,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	12/14/18	Open	641,250	648,534	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	12/14/18	Open	100,704	101,848	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	12/14/18	Open	648,750	656,120	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	12/14/18	Open	103,320	104,494	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.11	12/14/18	Open	356,470	360,600	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.11	12/14/18	Open	289,820	293,177	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.11	12/14/18	Open	333,120	336,979	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.12	12/14/18	Open	328,500	332,318	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.12	12/14/18	Open	472,023	477,508	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	12/14/18	Open	3,318,000	3,350,715	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.90	12/14/18	Open	550,000	555,938	Corporate Bonds	Open/Demand

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.79%	12/14/18	Open	$407,028	$411,254	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	623,000	629,470	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	502,500	507,718	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	628,125	634,648	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	1,174,400	1,186,596	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	2,236,000	2,259,220	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	175,500	177,323	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	452,500	457,199	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	570,975	576,904	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	828,750	837,356	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	342,320	345,875	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	1,421,250	1,436,009	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	882,500	891,665	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	555,000	560,764	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	378,000	381,925	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	232,400	234,813	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	473,750	478,670	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	559,000	564,805	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	705,000	712,321	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	699,375	706,638	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	445,000	449,621	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	376,000	379,905	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	340,000	343,531	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	333,000	336,458	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	827,500	836,093	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	236,875	239,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	940,000	949,762	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	471,250	476,144	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	534,000	539,545	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	1,005,000	1,015,437	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	435,000	439,517	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	907,500	916,924	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	1,353,750	1,367,808	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	372,000	375,863	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	415,000	419,310	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	249,000	251,586	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	226,875	229,231	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	1,090,625	1,101,951	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	680,625	687,693	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	714,375	721,794	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	428,625	433,076	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	430,000	434,465	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	1,413,750	1,428,431	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	942,500	952,288	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	266,600	269,369	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	334,850	338,327	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	392,000	396,071	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	447,500	452,147	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	433,125	437,623	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	364,000	367,780	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	271,500	274,319	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	92,963	93,928	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	792,000	800,225	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	238,125	240,598	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	558,250	564,047	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	491,400	496,503	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	12/14/18	Open	942,500	952,288	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/14/18	Open	356,250	360,297	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/14/18	Open	2,827,500	2,859,620	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/14/18	Open	793,098	802,107	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/14/18	Open	2,101,020	2,124,887	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/14/18	Open	165,083	166,958	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	3.05%	12/14/18	Open	$192,240	$194,424	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/14/18	Open	213,368	215,791	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/14/18	Open	541,800	547,955	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/14/18	Open	416,560	421,292	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/18/18	Open	117,420	118,735	Corporate Bonds	Open/Demand
UBS Securities LLC	2.70	12/18/18	Open	337,344	340,710	Corporate Bonds	Open/Demand
UBS Securities LLC	2.70	12/18/18	Open	4,812,500	4,860,518	Corporate Bonds	Open/Demand
UBS Securities LLC	2.70	12/18/18	Open	7,050,000	7,120,343	Capital Trusts	Open/Demand
UBS Securities LLC	2.70	12/18/18	Open	3,860,000	3,898,514	Corporate Bonds	Open/Demand
UBS Securities LLC	2.75	12/18/18	Open	314,550	317,747	Corporate Bonds	Open/Demand
UBS Securities LLC	2.80	12/18/18	Open	382,200	386,156	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	1,697,850	1,716,371	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	318,060	321,530	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	382,235	386,405	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	407,340	411,783	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	491,175	496,533	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	387,838	392,068	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	451,920	456,850	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	246,986	249,680	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	152,419	154,055	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	3,730,000	3,770,688	Capital Trusts	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	275,558	278,563	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	131,863	133,278	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	337,871	341,557	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	509,400	514,957	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	12/18/18	Open	388,578	392,816	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/19/18	Open	692,355	700,110	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	12/19/18	Open	679,635	687,248	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	12/21/18	Open	99,731	100,094	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	12/21/18	Open	102,588	103,054	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.85	12/21/18	Open	96,570	96,924	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	12/21/18	Open	1,118,720	1,130,729	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	3.05	12/21/18	Open	111,360	112,568	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	12/24/18	Open	427,988	431,283	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/04/19	Open	532,800	537,946	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.00	01/07/19	Open	702,913	709,532	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.65	01/07/19	Open	3,765,000	3,796,317	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	2.90	01/07/19	Open	1,305,000	1,316,879	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79	01/07/19	Open	2,188,700	2,207,868	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/07/19	Open	1,245,720	1,257,752	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/07/19	Open	2,152,000	2,172,602	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/07/19	Open	752,400	759,603	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/07/19	Open	1,384,080	1,397,331	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/07/19	Open	1,129,360	1,140,172	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/07/19	Open	701,470	708,186	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/07/19	Open	671,670	678,100	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/07/19	Open	808,860	816,604	Corporate Bonds	Open/Demand
Barclays Bank PLC	(2.75)	01/08/19	Open	1,384,688	1,384,236	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.90	01/08/19	Open	910,000	918,210	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	01/08/19	Open	874,415	882,440	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	01/08/19	Open	2,038,725	2,058,106	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	01/08/19	Open	1,340,955	1,353,679	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.08	01/08/19	Open	641,375	647,521	Capital Trusts	Open/Demand
BNP Paribas S.A.	3.11	01/08/19	Open	1,088,470	1,099,002	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	01/09/19	Open	164,920	166,471	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.84	01/11/19	Open	334,051	336,871	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.86	01/11/19	Open	288,575	291,028	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.09	01/11/19	Open	958,930	967,737	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	0.00	01/11/19	Open	250,106	250,106	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	01/14/19	Open	264,282	266,639	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75	01/16/19	Open	118,443	119,041	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	0.75	01/18/19	Open	164,961	165,301	Corporate Bonds	Open/Demand

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	3.04%	02/01/19	Open	$133,560	$134,530	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	02/01/19	Open	261,625	263,531	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	02/08/19	Open	50,076	50,406	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.75	02/12/19	Open	167,500	168,397	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co LLC	(2.00)	02/12/19	Open	142,164	141,556	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.40	02/12/19	Open	971,473	973,610	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.50	02/12/19	Open	393,992	396,099	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.50	02/12/19	Open	1,043,954	1,049,536	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	1.25	02/13/19	Open	83,948	84,172	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	02/14/19	Open	160,000	161,017	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.09	02/15/19	Open	541,500	544,800	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.50	02/20/19	Open	671,138	673,068	Capital Trusts	Open/Demand
Goldman Sachs & Co LLC	2.40	02/20/19	Open	560,686	563,265	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	02/21/19	Open	276,450	278,043	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	02/27/19	Open	323,145	324,842	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.89	02/28/19	Open	5,991,663	6,021,291	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/01/19	Open	984,380	989,217	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.95	03/04/19	Open	414,720	416,657	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	0.75	03/04/19	Open	402,781	403,259	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.00	03/04/19	Open	213,953	214,291	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.30	03/04/19	Open	209,576	210,339	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co LLC	2.40	03/04/19	Open	242,685	243,607	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.40	03/04/19	Open	211,372	212,176	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	220,314	221,221	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	608,747	611,253	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	195,716	196,522	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	03/04/19	Open	284,346	285,516	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.85	03/05/19	Open	455,648	457,668	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/05/19	Open	134,640	135,279	Corporate Bonds	Open/Demand
UBS Securities LLC	2.95	03/05/19	Open	540,078	542,556	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.50	03/11/19	Open	348,317	349,478	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	3.05	03/11/19	Open	636,327	639,023	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	03/14/19	Open	122,220	122,705	Capital Trusts	Open/Demand
BNP Paribas S.A.	3.09	03/14/19	Open	391,414	392,993	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/14/19	Open	161,415	162,058	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00	03/15/19	Open	97,256	97,372	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.05	03/15/19	Open	296,353	297,533	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/15/19	Open	427,220	428,806	Corporate Bonds	Open/Demand
UBS Ltd.	2.95	03/15/19	Open	500,650	502,578	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(1.00)	03/19/19	Open	329,175	328,791	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/19/19	Open	259,940	260,865	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	03/25/19	Open	2,154,304	2,160,946	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	03/25/19	Open	2,235,295	2,242,187	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.04	03/26/19	Open	824,720	827,158	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/28/19	Open	1,994,200	1,999,944	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/28/19	Open	1,016,305	1,019,233	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/28/19	Open	1,467,772	1,472,000	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/29/19	Open	226,412	226,987	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/29/19	Open	2,057,485	2,063,237	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	03/29/19	Open	1,179,430	1,182,727	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.70	04/01/19	Open	617,094	618,436	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/01/19	Open	209,475	209,990	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/02/19	Open	115,920	116,195	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.10	04/03/19	Open	32,980	33,032	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/03/19	Open	244,500	245,059	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.60	04/04/19	Open	327,837	328,382	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/04/19	Open	205,320	205,720	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	2.45%	04/05/19	Open	$279,513	$279,950	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.79	04/05/19	Open	1,121,875	1,124,141	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/05/19	Open	1,033,600	1,035,877	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/05/19	Open	1,318,512	1,321,416	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/05/19	Open	1,383,580	1,386,628	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/05/19	Open	1,141,000	1,143,513	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/05/19	Open	1,097,260	1,099,677	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/05/19	Open	327,240	327,878	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.60	04/08/19	05/13/19	4,877,000	4,884,397	U.S. Government Sponsored Agency Securities	Up to 60 Days
HSBC Securities (USA), Inc.	2.60	04/08/19	05/13/19	10,228,000	10,243,512	U.S. Government Sponsored Agency Securities	Up to 60 Days
HSBC Securities (USA), Inc.	2.60	04/08/19	05/13/19	15,077,000	15,099,867	U.S. Government Sponsored Agency Securities	Up to 60 Days
HSBC Securities (USA), Inc.	2.60	04/08/19	05/13/19	11,399,000	11,416,288	U.S. Government Sponsored Agency Securities	Up to 60 Days
HSBC Securities (USA), Inc.	2.60	04/08/19	05/13/19	4,127,000	4,133,259	U.S. Government Sponsored Agency Securities	Up to 60 Days
HSBC Securities (USA), Inc.	2.60	04/08/19	05/13/19	13,432,000	13,452,372	U.S. Government Sponsored Agency Securities	Up to 60 Days
RBC Capital Markets, LLC	3.05	04/09/19	Open	1,137,041	1,139,068	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.99	04/10/19	Open	451,421	452,170	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	0.50	04/11/19	Open	213,960	214,027	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/11/19	Open	215,280	215,627	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.10	04/12/19	Open	193,725	193,992	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.09	04/12/19	Open	483,640	484,314	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.00	04/15/19	Open	251,517	251,852	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	679,760	680,691	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	1,161,115	1,162,689	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	694,058	694,998	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	582,960	583,750	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	1,146,110	1,147,664	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	517,478	518,179	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	725,375	726,358	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	626,500	627,349	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	675,863	676,779	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	567,800	568,570	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	772,424	773,470	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/15/19	Open	627,458	628,309	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.50	04/16/19	Open	276,920	277,180	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.90	04/18/19	Open	78,020	78,077	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	3.05	04/18/19	Open	147,870	147,983	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/23/19	Open	1,061,950	1,062,580	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.11	04/24/19	Open	218,790	218,903	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.05	04/26/19	Open	436,353	436,537	Corporate Bonds	Open/Demand

				$388,306,580	$391,871,628

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
10-Year U.S. Treasury Note	41	06/19/19	$5,071	$43,506
U.S. Treasury Ultra Bond	113	06/19/19	18,564	325,111
5-Year U.S. Treasury Note	302	06/28/19	34,923	43,148

				411,765

Short Contracts:
Euro Bund Futures	1	06/06/19	185	(2,805)
10-Year U.S. Ultra Long Treasury	17	06/19/19	2,240	22,024
Long U.S. Treasury Bond	29	06/19/19	4,277	(12,232)
Long Gilt Futures	1	06/26/19	166	(92)
2-Year U.S. Treasury Note	109	06/28/19	23,218	(20,648)

				(13,753)

				$398,012

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,760,774	USD	4,199,280	Citibank N.A.	05/02/19	$18,806
EUR	3,760,774	USD	4,201,537	Citibank N.A.	05/02/19	16,550
EUR	14,368,778	USD	16,044,178	Citibank N.A.	05/02/19	71,852
EUR	14,368,778	USD	16,052,799	Citibank N.A.	05/02/19	63,231
GBP	176,000	USD	227,701	BNP Paribas S.A.	05/02/19	1,804
GBP	176,000	USD	229,442	BNP Paribas S.A.	05/02/19	62
GBP	1,958,000	USD	2,534,044	Citibank N.A.	05/02/19	19,189
GBP	1,958,000	USD	2,552,547	Citibank N.A.	05/02/19	686
GBP	10,962,000	USD	14,187,020	Citibank N.A.	05/02/19	107,431
GBP	10,962,000	USD	14,290,611	Citibank N.A.	05/02/19	3,840
GBP	93,000	USD	120,309	Deutsche Bank AG	05/02/19	963
GBP	93,000	USD	121,239	Deutsche Bank AG	05/02/19	33
GBP	303,000	USD	391,975	Deutsche Bank AG	05/02/19	3,137
GBP	303,000	USD	395,006	Deutsche Bank AG	05/02/19	106
USD	4,258,118	EUR	3,760,774	Citibank N.A.	05/02/19	40,031
USD	16,268,977	EUR	14,368,778	Citibank N.A.	05/02/19	152,947
USD	232,954	GBP	176,000	BNP Paribas S.A.	05/02/19	3,450
USD	2,593,185	GBP	1,958,000	Citibank N.A.	05/02/19	39,952
USD	14,518,128	GBP	10,962,000	Citibank N.A.	05/02/19	223,677
USD	123,103	GBP	93,000	Deutsche Bank AG	05/02/19	1,831
USD	401,079	GBP	303,000	Deutsche Bank AG	05/02/19	5,967
USD	778,132	GBP	596,000	State Street Bank and Trust Co.	05/07/19	739
IDR	16,628,547,540	USD	1,161,211	JPMorgan Chase Bank N.A.	05/29/19	4,358
USD	147,813	EUR	130,000	Bank of America N.A.	09/09/19	407

						781,049

USD	4,199,280	EUR	3,760,774	Citibank N.A.	05/02/19	(18,806)
USD	16,044,178	EUR	14,368,778	Citibank N.A.	05/02/19	(71,852)
USD	229,442	GBP	176,000	BNP Paribas S.A.	05/02/19	(62)
USD	2,552,547	GBP	1,958,000	Citibank N.A.	05/02/19	(686)
USD	14,290,611	GBP	10,962,000	Citibank N.A.	05/02/19	(3,840)
USD	121,239	GBP	93,000	Deutsche Bank AG	05/02/19	(33)
USD	395,006	GBP	303,000	Deutsche Bank AG	05/02/19	(106)
USD	1,645,727	MXN	31,780,000	HSBC Bank PLC	05/06/19	(29,814)
USD	1,155,490	IDR	16,628,547,540	Citibank N.A.	05/29/19	(10,079)
USD	4,213,771	EUR	3,760,774	Citibank N.A.	06/05/19	(16,373)
USD	16,099,540	EUR	14,368,778	Citibank N.A.	06/05/19	(62,558)
USD	228,107	GBP	176,000	BNP Paribas S.A.	06/05/19	(1,812)

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,538,588	GBP	1,958,000	Citibank N.A.	06/05/19	$(19,262)
USD	14,212,463	GBP	10,962,000	Citibank N.A.	06/05/19	(107,841)
USD	120,525	GBP	93,000	Deutsche Bank AG	06/05/19	(967)
USD	392,677	GBP	303,000	Deutsche Bank AG	06/05/19	(3,150)

						(347,241)

						$433,808

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	USD	4,400	$(361,536)	$(335,289)	$(26,247)
CDX.NA.IG.32.V1	1.00	Quarterly	06/20/24	USD	56,100	(1,200,466)	(1,152,150)	(48,316)

						$(1,562,002)	$(1,487,439)	$(74,563)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.58%	Quarterly	2.39%	Semi-annual	N/A		02/12/20	USD	193,500	$(401,830)	$1,056	$(402,886)
3-Month LIBOR, 2.58%	Quarterly	2.36	Semi-annual	N/A		02/13/20	USD	150,000	(344,076)	822	(344,898)
2.61%	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		02/04/21	USD	143,790	(447,224)	1,735	(448,959)
3-Month LIBOR, 2.58%	Quarterly	2.46	Semi-annual	07/22/19	(a)	07/22/21	USD	35,000	88,569	480	88,089
3-Month LIBOR, 2.58%	Quarterly	2.34	Semi-annual	07/30/19	(a)	07/30/21	USD	145,000	38,061	1,986	36,075
2.01	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		02/02/22	USD	15,000	153,820	119	153,701
2.01	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		07/12/22	USD	3,000	15,125	—	15,125
3-Month LIBOR, 2.58%	Quarterly	2.67	Semi-annual	N/A		01/30/24	USD	20,000	438,137	285	437,852
3-Month LIBOR, 2.58%	Quarterly	2.57	Semi-annual	N/A		02/05/24	USD	33,000	349,985	472	349,513
3-Month LIBOR, 2.58%	Quarterly	2.60	Semi-annual	N/A		02/19/24	USD	12,600	152,002	182	151,820
2.54	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		03/11/24	USD	29,600	(279,367)	432	(279,799)
3-Month LIBOR, 2.58%	Quarterly	2.49	Semi-annual	06/17/19	(a)	06/17/24	USD	15,200	117,796	228	117,568
3-Month LIBOR, 2.58%	Quarterly	2.34	Semi-annual	07/11/19	(a)	07/11/24	USD	15,000	14,121	226	13,895
3-Month LIBOR, 2.58%	Quarterly	2.35	Semi-annual	07/25/19	(a)	07/25/24	USD	15,000	15,576	226	15,350
2.47	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		12/29/26	USD	3,000	(27,291)	39	(27,330)
2.25	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		01/19/27	USD	3,400	24,424	42	24,382
2.42	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		04/04/27	USD	18,300	23,365	234	23,131
2.30	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		05/02/27	USD	3,000	16,063	—	16,063
2.28	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		05/17/27	USD	1,700	11,635	—	11,635
2.18	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		06/05/27	USD	2,300	33,818	—	33,818
2.90	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		02/06/28	USD	57,000	(1,982,167)	897	(1,983,064)
2.92	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		03/26/28	USD	1,500	(54,268)	24	(54,292)
2.70	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		04/04/47	USD	13,200	89,539	—	89,539
3.01	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		02/13/48	USD	18,000	(1,028,678)	428	(1,029,106)
2.98	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		02/13/48	USD	9,000	(463,545)	214	(463,759)
3.01	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		02/14/48	USD	6,500	(369,989)	154	(370,143)

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.03%	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	N/A		02/20/48	USD	4,300	$(268,477)	$102	$(268,579)
3-Month LIBOR, 2.58%	Quarterly	2.88%	Semi-annual	N/A		02/01/49	USD	4,500	137,495	105	137,390
2.83	Semi-annual	3-Month LIBOR, 2.58%	Quarterly	06/18/19	(a)	06/18/49	USD	6,650	(134,210)	157	(134,367)
3-Month LIBOR, 2.58%	Quarterly	2.75	Semi-annual	07/30/19	(a)	07/30/49	USD	1,700	6,360	41	6,319

									$(4,075,231)	$10,686	$(4,085,917)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank N.A.	06/20/20	USD	604	$(5,024)	$1,368	$(6,392)
United Mexican States	1.00	Quarterly	Bank of America N.A.	09/20/20	USD	604	(5,485)	2,163	(7,648)
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/23	USD	511	(3,540)	3,674	(7,214)
CMBX.NA.7	3.00	Monthly	Deutsche Bank AG	01/17/47	USD	25,000	828,520	1,843,213	(1,014,693)

							$814,471	$1,850,418	$(1,035,947)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	06/20/20	BBB+	USD	604	$5,024	$(1,433)	$6,457
United Mexican States	1.00	Quarterly	Citibank N.A.	09/20/20	BBB+	USD	604	5,485	2,051	3,434
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB-	EUR	10	(1,475)	(850)	(625)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB-	EUR	28	(4,079)	(3,423)	(656)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB-	EUR	47	(6,937)	(5,233)	(1,704)
Thomas Cook Finance 2 PLC	5.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	29	(6,784)	3,320	(10,104)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	BB-	EUR	30	(5,151)	(4,451)	(700)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	94	(772)	168	(940)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	402	(3,300)	3,621	(6,921)
Virgin Media, Inc.	5.00	Quarterly	Credit Suisse International Morgan Stanley & Co.	12/20/25	B	EUR	30	6,412	4,951	1,461
Tesco PLC	1.00	Quarterly	International PLC	12/20/28	BB+	EUR	70	(5,113)	(6,862)	1,749
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C+	USD	10,000	(353,075)	(512,781)	159,706
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C+	USD	5,000	(176,537)	(256,031)	79,494
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C+	USD	10,000	(353,075)	(248,294)	(104,781)
CMBX.NA.8	2.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R	USD	5,000	64,167	(557,986)	622,153
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,500	37,880	(341,630)	379,510
CMBX.NA.9	2.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	2,500	37,880	(344,961)	382,841
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	5,000	75,760	(676,898)	752,658
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,500	(84,141)	(552,137)	467,996
CMBX.NA.9	3.00	Monthly	Deutsche Bank AG	09/17/58	N/R	USD	25,000	(841,406)	(2,464,390)	1,622,984
CMBX.NA.9	3.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	5,000	(168,281)	(528,840)	360,559
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(168,281)	(544,279)	375,998
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	5,000	(168,281)	(543,648)	375,367

								$(2,114,080)	$(7,580,016)	$5,465,936

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$10,686	$(1,487,439)	$1,721,265	$(5,881,745)
OTC Swaps	1,864,529	(7,594,127)	5,592,367	(1,162,378)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$433,789	$—	$433,789
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	781,049	—	—	781,049
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	1,721,265	—	1,721,265
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	7,456,896	—	—	—	—	7,456,896

	$—	$7,456,896	$—	$781,049	$2,155,054	$—	$10,392,999

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$35,777	$—	$35,777
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	347,241	—	—	347,241
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	74,563	—	—	5,807,182	—	5,881,745
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	8,756,505	—	—	—	—	8,756,505

	$—	$8,831,068	$—	$347,241	$5,842,959	$—	$15,021,268

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended April 30, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(928)	$—	$1,043,457	$—	$1,042,529
Forward foreign currency exchange contracts	—	—	—	1,103,659	—	—	1,103,659
Swaps	—	533,042	—	—	(253,484)	—	279,558

	$—	$533,042	$(928)	$1,103,659	$789,973	$—	$2,425,746

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$670	$—	$495,713	$—	$496,383
Forward foreign currency exchange contracts	—	—	—	(1,044,840)	—	—	(1,044,840)
Swaps	—	2,083,413	—	—	(9,660,080)	—	(7,576,667)

	$—	$2,083,413	$670	$(1,044,840)	$(9,164,367)	$—	$(8,125,124)

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$75,588,006
Average notional value of contracts — short	$15,294,981
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$102,720,829
Average amounts sold — in USD	$60,884,916
Credit default swaps:
Average notional value — buy protection	$61,770,794
Average notional value — sell protection	$84,807,209
Interest rate swaps:
Average notional value — pay fixed rate	$343,415,000
Average notional value — receives fixed rate	$534,100,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$135,197	$30,617
Forward foreign currency exchange contracts	781,049	347,241
Swaps — Centrally cleared	—	238,341
Swaps — OTC(a)	7,456,896	8,756,505

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$8,373,142	$9,372,704
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(135,197)	(268,958)

Total derivative assets and liabilities subject to an MNA	$8,237,945	$9,103,746

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$9,027	$(9,027)	$—	$—	$—
Barclays Bank PLC	242,989	(242,989)	—	—	—
BNP Paribas S.A.	5,316	(1,874)	—	—	3,442
Citibank N.A.	772,039	(339,086)	—	(432,953)	—
Credit Suisse International	765,251	(765,251)	—	—	—
Deutsche Bank AG	3,478,234	(3,478,234)	—	—	—
Goldman Sachs International	360,559	(360,559)	—	—	—
JPMorgan Chase Bank N.A.	4,358	(1,475)	—	—	2,883
Morgan Stanley & Co. International PLC	2,599,433	(2,599,433)	—	—	—
State Street Bank and Trust Co.	739	—	—	—	739

	$8,237,945	$(7,797,928)	$—	$(432,953)	$7,064

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities	(d)(f)
Bank of America N.A.	$9,081	$(9,027)	$—	$—	$54
Barclays Bank PLC	1,141,836	(242,989)	—	(898,847)	—
BNP Paribas S.A.	1,874	(1,874)	—	—	—
Citibank N.A.	339,086	(339,086)	—	—	—
Credit Suisse International	889,240	(765,251)	—	(123,989)	—
Deutsche Bank AG	3,483,339	(3,478,234)	—	—	5,105
Goldman Sachs International	528,840	(360,559)	—	(168,281)	—
HSBC Bank PLC	29,814	—	—	—	29,814
JPMorgan Chase Bank N.A.	1,475	(1,475)	—	—	—
Morgan Stanley & Co. International PLC	2,679,161	(2,599,433)	—	(79,728)	—

	$9,103,746	$(7,797,928)	$—	$(1,270,845)	$34,973

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$140,709,844	$2,103,611	$142,813,455
Common Stocks	3,657,946	—	—	3,657,946
Corporate Bonds	—	484,038,281	1,713,278	485,751,559
Floating Rate Loan Interests	—	34,964,628	57,206,761	92,171,389
Foreign Agency Obligations	—	27,833,944	—	27,833,944
Non-Agency Mortgage-Backed Securities	—	97,199,051	8,152,798	105,351,849
Preferred Securities	17,263,337	97,876,578	1,574,592	116,714,507
U.S. Government Sponsored Agency Securities	—	74,171,495	—	74,171,495
U.S. Treasury Obligations	—	19,574,543	—	19,574,543
Short-Term Securities	1,951,201	—	—	1,951,201

	$22,872,484	$976,368,364	$70,751,040	$1,069,991,888

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$5,592,367	$—	$5,592,367
Forward foreign currency contracts	—	781,049	—	781,049
Interest rate contracts	433,789	1,721,265	—	2,155,054
Liabilities:
Credit contracts	—	(1,236,941)	—	(1,236,941)
Forward foreign currency contracts	—	(347,241)	—	(347,241)
Interest rate contracts	(35,777)	(5,807,182)	—	(5,842,959)

	$398,012	$703,317	$—	$1,101,329

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument are shown at value

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $391,871,628 is categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening balance, as of October 31, 2018	$3,692,359	$1,798,304	$66,230,887	$17,447,723	$1,637,441	$(60)	$90,806,654
Transfers into Level 3	—	—	611,365	—	—	—	611,365
Transfers out of Level 3(a)	(1,500,000)	(145,407)	(789,277)	(8,631,474)	—	—	(11,066,158)
Accrued discounts/premiums	14,732	—	(8,212)	78,537	—	—	85,057
Net realized gain (loss)	(8,957)	—	906	190,578	—	—	182,527
Net change in unrealized appreciation (depreciation)(b)(c)	29,569	78,463	(18,095,118)	(144,412)	(62,849)	60	(18,194,287)
Purchases	—	—	10,525,269	—	—	—	10,525,269
Sales	(124,092)	(18,082)	(1,269,059)	(788,154)	—	—	(2,199,387)

Closing Balance, as of April 30, 2019	$2,103,611	$1,713,278	$57,206,761	$8,152,798	$1,574,592	$—	$70,751,040

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2019(c)	$29,569	$78,463	$(18,084,401)	$(144,412)	$(62,849)	$—	$(18,183,630)

(a)

As of October 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Multi-Sector Income Trust (BIT)

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $12,430,670. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests	$55,032,500	Income	Discount Rate(a)	20%
Corporate Bond	1,713,278	Income	Credit Spread(a)	310
Preferred Stocks	1,574,592	Market	Discount Rate(a)	1

	$58,320,370

(a)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Statements of Assets and Liabilities  (unaudited)

April 30, 2019

	BTZ	BGT	BIT (a)

ASSETS
Investments at value — unaffiliated(b)	$2,084,300,385	$470,158,044	$1,068,040,687
Investments at value — affiliated(c)	9,869,338	—	1,951,201
Cash	—	552,198	174,383
Cash Pledged:
Collateral — reverse repurchase agreements	—	—	1,911,000
Collateral — OTC derivatives	—	—	2,120,000
Futures contracts	2,658,000	—	596,006
Centrally cleared swaps	46,000	—	5,977,590
Foreign currency at value(d)	812	30,778	12,429,698
Receivables:
Investments sold	5,736,314	8,445,814	3,799,469
Dividends — affiliated	21,020	1,016	9,236
Dividends — unaffiliated	55,842	—	135,795
Interest — unaffiliated	25,689,031	1,042,575	10,926,278
Variation margin on futures contracts	324,163	—	135,197
Variation margin on centrally cleared swaps	61,449	—	—
Swap premiums paid	72,136	—	1,864,529
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	6,454	781,049
OTC swaps	—	—	5,592,367
Prepaid expenses	39,365	9,068	15,633

Total assets	2,128,873,855	480,245,947	1,116,460,118

LIABILITIES
Cash Received:
Collateral — reverse repurchase agreements	4,029,972	—	1,659,659
Collateral — OTC derivatives	1,570,000	—	730,000
Options written at value(e)	63,540	—	—
Reverse repurchase agreements at value	637,544,613	—	391,871,628
Payables:
Investments purchased	2,721,868	22,947,275	13,104,750
Bank borrowings	—	126,000,000	—
Capital shares redeemed	—	231,458	—
Directors’ and Officer’s fees	817,503	239,497	126,126
Income dividend distributions	228,954	30,142	150,937
Interest expense	—	344,946	—
Investment advisory fees	1,068,209	280,550	718,175
Other accrued expenses	417,446	198,569	501,668
Principle paydowns	—	—	77,244
Variation margin on futures contracts	748,188	—	30,617
Variation margin on centrally cleared swaps	—	—	238,341
Swap premiums received	—	—	7,594,127
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	337	347,241
OTC swaps	296,630	—	1,162,378
Unfunded floating rate loan interests	—	494	—

Total liabilities	649,506,923	150,273,268	418,312,891

NET ASSETS	$1,479,366,932	$329,972,679	$698,147,227

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$1,452,348,816	$345,724,618	$711,350,353
Accumulated earnings (loss)	27,018,116	(15,751,939)	(13,203,126)

NET ASSETS	$1,479,366,932	$329,972,679	$698,147,227

Net asset value	$14.24	$14.22	$18.60

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$2,001,851,322	$472,924,832	$1,073,475,168
(c) Investments at cost — affiliated	$9,869,338	$—	$1,951,201
(d) Foreign currency at cost	$810	$30,735	$12,436,501
(e) Premiums received	$362,647	$—	$—
(f) Par value	$0.001	$0.001	$0.001
(g) Shares outstanding	103,865,554	23,204,617	37,537,596
(h) Shares authorized	Unlimited	Unlimited	Unlimited

See notes to financial statements.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended April 30, 2019

	BTZ	BGT	BIT (a)

INVESTMENT INCOME
Dividends — affiliated	$124,719	$13,032	$67,028
Dividends — unaffiliated	2,657,093	329,445	1,134,267
Interest — unaffiliated	55,328,003	12,931,037	32,169,692
Other income	—	158,397	12,648

Total investment income	58,109,815	13,431,911	33,383,635

EXPENSES
Investment advisory	6,409,947	1,703,203	4,275,210
Accounting services	121,801	17,536	80,217
Directors and Officer	106,744	30,329	39,512
Professional	100,311	78,910	102,944
Transfer agent	62,250	19,149	33,426
Registration	20,135	4,621	7,192
Printing	19,981	10,349	14,104
Custodian	17,910	5,680	31,792
Miscellaneous	42,913	10,845	72,347

Total expenses excluding interest expense and fees	6,901,992	1,880,622	4,656,744
Interest expense and fees	8,849,056	2,098,414	5,404,547

Total expenses	15,751,048	3,979,036	10,061,291
Less fees waived and/or reimbursed by the Manager	(3,822)	(386)	(1,934)

Total expenses after fees waived and/or reimbursed	15,747,226	3,978,650	10,059,357

Net investment income	42,362,589	9,453,261	23,324,278

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(6,796,763)	—	1,042,529
Forward foreign currency exchange contracts	—	125,530	1,103,659
Foreign currency transactions	(542)	(45,021)	(268,048)
Investments	(6,279,309)	(4,020,106)	(6,010,585)
Options written	321,530	—	—
Swaps	1,480,513	(369,288)	279,558

	(11,274,571)	(4,308,885)	(3,852,887)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(8,907,048)	—	496,383
Forward foreign currency exchange contracts	—	(93,648)	(1,044,840)
Foreign currency translations	1,345	744	377,038
Investments	71,140,825	1,200,205	6,471,209
Options written	246,003	—	—
Swaps	325,517	(2,500)	(7,576,667)
Unfunded floating rate loan interests	—	320	44

	62,806,642	1,105,121	(1,276,833)

Net realized and unrealized gain (loss)	51,532,071	(3,203,764)	(5,129,720)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,894,660	$6,249,497	$18,194,558

(a)	Consolidated Statement of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets

	BTZ		BGT
	Six Months Ended 04/30/19 (unaudited)	Year Ended 10/31/18	Six Months Ended 04/30/19 (unaudited)	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$42,362,589	$86,735,652	$9,453,261	$17,968,020
Net realized gain (loss)	(11,274,571)	3,195,391	(4,308,885)	(624,311)
Net change in unrealized appreciation (depreciation)	62,806,642	(131,405,935)	1,105,121	(4,248,811)

Net increase (decrease) in net assets resulting from operations	93,894,660	(41,474,892)	6,249,497	13,094,898

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(41,973,934)	(85,614,025)	(9,714,222)	(16,888,787)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(12,507,349)	(30,991,477)	(5,658,387)	—

NET ASSETS
Total increase (decrease) in net assets	39,413,377	(158,080,394)	(9,123,112)	(3,793,889)
Beginning of period	1,439,953,555	1,598,033,949	339,095,791	342,889,680

End of period	$1,479,366,932	$1,439,953,555	$329,972,679	$339,095,791

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BIT
	Six Months Ended 04/30/19 (unaudited)	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,324,278	$52,379,994
Net realized gain (loss)	(3,852,887)	5,463,485
Net change in unrealized appreciation (depreciation)	(1,276,833)	(48,816,423)

Net increase in net assets resulting from operations	18,194,558	9,027,056

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(26,353,102)	(56,503,375)
From return of capital	—	(1,708,837)

Decrease in net assets resulting from distributions to shareholders	(26,353,102)	(58,212,212)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(4,525,759)	(5,842,460)

NET ASSETS
Total decrease in net assets	(12,684,303)	(55,027,616)
Beginning of period	710,831,530	765,859,146

End of period	$698,147,227	$710,831,530

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Cash Flows  (unaudited)

Six Months Ended April 30, 2019

	BTZ	BGT	BIT (a)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$93,894,660	$6,249,497	$18,194,558
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	308,336,786	150,420,861	210,415,995
Purchases of long-term investments	(215,627,100)	(130,060,001)	(203,448,147)
Net proceeds from sales (purchases) of short-term securities	(1,965,778)	282,908	364,148
Amortization of premium and accretion of discount on investments and other fees	1,584,575	112,701	(4,248,704)
Premiums received from options written	620,110	—	—
Net realized loss on investments and options written	5,957,779	4,020,106	6,010,585
Net unrealized depreciation on investments, options written, swaps, unfunded floating rate loan interests and foreign currency translations	(71,219,065)	(1,106,878)	(7,903,447)

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	1,649,819	205,637	212,734
Dividends — affiliated	1,676	1,368	3,641
Dividends — unaffiliated	—	—	5,608
Variation margin on futures contracts	938,088	—	(127,998)
Variation margin on centrally cleared swaps	(61,449)	—	738,900
Swap premiums paid	26,764	—	44,069
Prepaid expenses	47,735	(6,365)	(11,865)

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	900,000	—	(630,000)
Collateral — reverse repurchase agreements	4,029,972	—	1,514,659
Payables:
Investment advisory fees	(75,982)	(26,115)	(39,947)
Interest expense and fees	(3,794,029)	(22,420)	(1,393,860)
Trustees’ and Officer’s	22,621	9,138	14,841
Variation margin on futures contracts	597,344	—	(25,912)
Variation margin on centrally cleared swaps	(992)	—	238,341
Swaps	—	—	(6,277)
Other accrued expenses	(61,529)	(122,574)	(84,606)
Swap premiums received	(224,817)	—	(76,502)
Other liabilities	—	(212,836)	(306,330)

Net cash provided by operating activities	125,577,188	29,745,027	19,454,484

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on redemption of Common Shares	(13,027,870)	(5,426,929)	(4,525,759)
Net borrowing of reverse repurchase agreements	(73,743,249)	—	14,985,253
Proceeds from bank borrowings	—	95,000,000	—
Payments for bank borrowings	—	(111,000,000)	—
Cash dividends paid to Common Shareholders	(41,981,497)	(9,711,610)	(26,360,314)
Increase (decrease) in bank overdraft	—	—	(220,196)

Net cash used for financing activities	(128,752,616)	(31,138,539)	(16,121,016)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$1,167	$76	$367,444

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(3,174,261)	(1,393,436)	3,700,912
Restricted and unrestricted cash and foreign currency at beginning of period	5,879,073	1,976,412	19,507,765

Restricted and unrestricted cash and foreign currency at end of period	$2,704,812	$582,976	$23,208,677

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$8,849,056	$2,120,834	$5,404,547

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended April 30, 2019

	BTZ	BGT	BIT (a)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$552,198	$174,383
Cash pledged:
Collateral — reverse repurchase agreements	—	—	1,911,000
Collateral — OTC derivatives	—	—	2,120,000
Futures contracts	2,658,000	—	596,006
Centrally cleared swaps	46,000	—	5,977,590
Foreign currency at value	812	30,778	12,429,698

	$2,704,812	$582,976	$23,208,677

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$69,768	$793,986	$—
Cash pledged:
Collateral — reverse repurchase agreements	—	—	2,953,000
Collateral — OTC derivatives	—	—	3,320,000
Futures contracts	3,774,000	—	156,329
Centrally cleared swaps	2,011,000	—	6,565,590
Foreign currency at value	24,305	1,182,426	6,512,846

	$5,879,073	$1,976,412	$19,507,765

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FINANCIAL STATEMENTS	81

Financial Highlights

(For a share outstanding throughout each period)

	BTZ
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.72		$14.88	$14.61	$14.33	$15.36	$14.99

Net investment income(a)	0.41		0.81	0.81	0.88	0.96	0.99
Net realized and unrealized gain (loss)	0.51		(1.17)	0.30	0.32	(1.02)	0.35

Net increase (decrease) from investment operations	0.92		(0.36)	1.11	1.20	(0.06)	1.34

Distributions(b)
From net investment income	(0.40)		(0.80)	(0.79)	(0.86)	(0.91)	(0.97)
From return of capital	—		—	(0.05)	(0.06)	(0.06)	—

Total distributions	(0.40)		(0.80)	(0.84)	(0.92)	(0.97)	(0.97)

Net asset value, end of period	$14.24		$13.72	$14.88	$14.61	$14.33	$15.36

Market price, end of period	$12.68		$11.72	$13.36	$12.87	$12.53	$13.54

Total Return(c)
Based on net asset value	7.32	%(d)	(1.72)%	8.53%	9.61%	0.48%	10.11%

Based on market price	11.87	%(d)	(6.49)%	10.62%	10.43%	(0.33)%	12.18%

Ratios to Average Net Assets
Total expenses	2.22	%(e)	1.82%	1.23%	1.20%	1.16%	1.11%

Total expenses after fees waived and/or paid indirectly	2.22	%(e)	1.82%	1.23%	1.20%	1.15%	1.11%

Total expenses after fees waived and/or paid indirectly and excluding interest expense	0.97	%(e)	0.94%	0.87%	0.95%	0.97%	0.96%

Net investment income	5.97	%(e)	5.69%	5.53%	6.21%	6.40%	6.48%

Supplemental Data
Net assets, end of period (000)	$1,479,367		$1,439,954	$1,598,034	$1,579,170	$1,549,123	$1,660,442

Borrowings outstanding, end of period (000)	$637,545		$707,102	$477,822	$638,327	$685,716	$759,752

Portfolio turnover rate	10%		30%	25%	29%	19%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGT
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015 (a)	2014 (a)

Net asset value, beginning of period	$14.33		$14.49	$14.41	$14.18	$14.57	$14.79

Net investment income(b)	0.40		0.76	0.73	0.74	0.78	0.84
Net realized and unrealized gain (loss)	(0.10)		(0.21)	0.12	0.19	(0.36)	(0.22)

Net increase from investment operations	0.30		0.55	0.85	0.93	0.42	0.62

Distributions from net investment income(c)	(0.41)		(0.71)	(0.77)	(0.70)	(0.81)	(0.84)

Net asset value, end of period	$14.22		$14.33	$14.49	$14.41	$14.18	$14.57

Market price, end of period	$12.61		$12.72	$14.31	$13.58	$12.77	$13.18

Total Return(d)
Based on net asset value	2.64	%(e)	4.25%	6.13%	7.27%	3.54%	4.60%

Based on market price	2.54	%(e)	(6.30)%	11.21%	12.25%	3.08%	(0.89)%

Ratios to Average Net Assets(g)
Total expenses	2.45	%(f)	2.29%	1.92%	1.58%	1.55%	1.52%

Total expenses after fees waived and paid indirectly	2.45	%(f)	2.29%	1.92%	1.58%	1.54%	1.52%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.16	%(f)	1.21%	1.20%	1.16%	1.19%	1.18%

Net investment income	5.81	%(f)	5.27%	5.02%	5.29%	5.37%	5.71%

Supplemental Data
Net assets, end of period (000)	$329,973		$339,096	$342,890	$340,944	$335,444	$344,668

Borrowings outstanding, end of period (000)	$126,000		$142,000	$150,000	$148,000	$104,000	$145,000

Asset coverage, end of period per $1,000	$3,620		$3,389	$3,287	$3,304	$4,225	$3,377

Portfolio turnover rate	28%		57%	63%	47%	42%	64%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended October 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.01%	N/A	N/A	N/A	N/A

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BIT
	Six Months Ended 04/30/19 (unaudited) (a)		Year Ended October 31,
			2018 (a)		2017 (a)		2016 (a)		2015		2014

Net asset value, beginning of period	$18.79		$20.07		$18.91		$18.91		$19.87		$18.95

Net investment income(b)	0.62		1.38		1.51		1.69		1.55		1.62
Net realized and unrealized gain (loss)	(0.11)		(1.13)		1.42		(0.05)		(1.03)		0.70

Net increase from investment operations	0.51		0.25		2.93		1.64		0.52		2.32

Distributions(c)
From net investment income	(0.70)		(1.49)		(1.77)		(1.64)		(1.40)		(1.40)
From net realized gain	—		—		—		—		(0.08)		—
From return of capital	—		(0.04)		—		—		—		—

Total distributions	(0.70)		(1.53)		(1.77)		(1.64)		(1.48)		(1.40)

Net asset value, end of period	$18.60		$18.79		$20.07		$18.91		$18.91	(d)	$19.87

Market price, end of period	$17.03		$16.25		$18.55		$16.76		$16.31		$17.79

Total Return(e)
Based on net asset value	3.31	%(f)	2.18	%(g)	17.34	%(h)	10.51	%(g)	3.87	%(d)	13.40%

Based on market price	9.38	%(f)	(4.40)%		22.36%		13.56%		0.06%		12.91%

Ratios to Average Net Assets
Total expenses	2.93	%(i)	2.90%		2.33%		2.05	%(j)	2.09	%(j)	2.04%

Total expenses after fees waived and paid indirectly	2.93	%(i)	2.89%		2.33%		2.05	%(j)	2.09	%(j)	2.04%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.36	%(i)	1.42%		1.39%		1.43	%(j)	1.53	%(j)	1.52%

Net investment income	6.80	%(i)	7.17%		7.86%		9.24	%(j)	7.97	%(j)	8.27%

Supplemental Data
Net assets, end of period (000)	$698,147		$710,832		$765,859		$726,381		$726,432		$763,360

Borrowings outstanding, end of period (000)	$391,872		$376,302		$471,082		$427,329		$510,352		$707,294

Portfolio turnover rate	17%		38%		53%		52%		21%		29%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(h)	Includes payment received from a settlement of litigation, which impacted the Trust’s total return. Excluding the payment from a settlement of litigation, the Trust’s total return is 16.70%.
(i)	Annualized.
(j)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ended October 31, 2016 and October 31, 2015.

See notes to financial statements.

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
BlackRock Multi-Sector Income Trust	BIT	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BIT include the accounts of BIT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BIT. The Taxable Subsidiary enables BIT to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BIT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BIT. BIT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $0, which is 0.0% of BIT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BIT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Trust’s current earnings and profits but greater than net investment income and net realized capital

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by each Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities the Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the trusts had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BGT	DentalCorp Perfect Smile ULC	$35,166	$35,219	$34,725	$(494)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (unaudited) (continued)

income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the six months ended April 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BTZ	$654,025,949	2.73%
BIT	386,302,184	2.82

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of a Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$142,739,115	$(142,739,115)	$—	$—
BNP Paribas S.A.	123,628,143	(123,628,143)	—	—
Credit Suisse Securities (USA) LLC	115,077	(115,077)	—	—
Deutsche Bank Securities, Inc.	3,885,193	(3,885,193)	—	—
Goldman Sachs & Co. LLC	6,070,744	(6,070,744)	—	—
RBC Capital Markets LLC	358,119,174	(358,119,174)	—	—
UBS Securities LLC	2,987,167	(2,987,167)	—	—

	$637,544,613	$(637,544,613)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $715,858,183 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

BIT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Bank PLC	$36,254,671	$(36,254,671)	$—	$—
Barclays Capital, Inc.	10,033,831	(10,033,831)	—	—
BNP Paribas S.A.	61,064,253	(61,064,253)	—	—
Credit Suisse Securities (USA) LLC	2,124,705	(2,124,705)	—	—
Deutsche Bank Securities, Inc.	5,971,019	(5,971,019)	—	—
Goldman Sachs & Co LLC	8,673,510	(8,673,510)	—	—
HSBC Securities (USA), Inc.	86,307,329	(86,307,329)	—	—
RBC Capital Markets, LLC	143,551,562	(143,551,562)	—	—
UBS Ltd.	9,603,383	(9,603,383)	—	—
UBS Securities LLC	28,287,365	(28,287,365)	—	—

	$391,871,628	$(391,871,628)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $473,155,158 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (unaudited) (continued)

barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BTZ and BGT each pay the Manager a monthly fee at an annual rate equal to 0.62% and 0.75%, respectively, of the average weekly value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, BIT pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of Trust’s managed assets. For purposes of calculating the investment advisory fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BIT pays the Manager based on BIT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

With respect to BIT, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS, for services it provides for that portion of BIT for which BRS acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by BIT to the Manager.

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended April 30, 2019, the amounts waived were as follows:

	BTZ	BGT	BIT
Amounts waived	$3,822	$386	$1,934

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended April 30, 2019, the Manager did not waive any investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BTZ	$2,914,193	$—	$—
BIT	228,113	—	—

7.	PURCHASES AND SALES

For the six months ended April 30, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	BTZ	BGT	BIT
Purchases	$210,592,711	$130,249,792	$180,959,876
Sales	301,768,158	147,655,962	202,223,446

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of October 31, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BTZ	BGT	BIT
No expiration date(a)	$26,710,391	$9,925,865	$23,849,561
2019	10,353,275	409,424	—

	$37,063,666	$10,335,289	$23,849,561

(a)	Must be utilized prior to losses subject to expiration.

As of April 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$2,010,107,295	$472,993,226	$1,052,081,967

Gross unrealized appreciation	$106,882,064	$1,692,017	$46,453,689
Gross unrealized depreciation	(25,532,161)	(4,521,082)	(27,442,439)

Net unrealized appreciation (depreciation)	$81,349,903	$(2,829,065)	$19,011,250

9.	BANK BORROWINGS

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $168,000,000 for BGT.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended April 30, 2019, the average amount of bank borrowings and the daily weighted average interest rates for BGT for loans under the revolving credit agreements were $129,911,602 and 3.26%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (unaudited) (continued)

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s shares is $0.001. The Board is authorized, however, to reclassify any unissued Common shares to Preferred shares without the approval of Common Shareholders.

For the six months period ended April 30, 2019 and for the year ended October 31, 2018, shares issued and outstanding remained constant for BTZ, BGT and BIT.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, each Trust was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Trusts Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ		BGT		BIT
	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended April 30, 2019	1,057,409	$12,507,349	462,405	$5,658,387	284,084	$4,525,759
Year Ended October 31, 2018	2,489,141	30,991,477	—	—	345,071	5,842,460

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BTZ	$0.0670	$0.0670
BGT	0.0618	0.0618
BIT	0.1167	0.1167

(a)	Net investment income dividend paid on May 31, 2019 to Shareholders of record on May 15, 2019.
(b)	Net investment income dividend declared on June 3, 2019, payable to Shareholders of record on June 14, 2019.

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

As of the date of this report, the portfolio managers of BGT are James E. Keenan, David Delbos, Mitchell S. Garfin, Carly Wilson and Abigail Apistolas.

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BIT.

TRUSTEE AND OFFICER INFORMATION	97

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are estimates that are subject to change based on the Trust’s investment experience during the remainder of the calendar year, are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

April 30, 2019

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital*	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BIT	$0.531511	$—	$—	$0.168689	$0.700200	76%	0%	0%	24%	100%

*

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	99

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

MXN	Mexican Peso

USD	U.S. Dollar

Portfolio Abbreviations

ARB	Airport Revenue Bonds

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-4/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1-30, 2018	220,311	$11.6085	220,311	2,661,153
December 1-31, 2018	86,430	$11.4721	86,430	5,148,702
January 1-31, 2019	337,895	$11.5146	337,895	4,810,807
February 1-28, 2019	187,424	$12.1192	187,424	4,623,383
March 1-31, 2019	225,349	$12.3612	225,349	4,398,034
April 1-30, 2019	0	0	0	4,398,034
Total:	1,057,409	$11.8183	1,057,409	4,398,034

1On September 6, 2017, the Fund announced a continuation of the open market share repurchase program pursuant to which the Fund may repurchase through November 30, 2018, up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

2

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies— Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date:	July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date:	July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust

Date:	July 8, 2019

4